UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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The Hartford Financial Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

Date and Time
Wednesday, May 15, 2024
12:30 p.m. EDT
Access*
www.virtualshareholdermeeting.com/HIG2024
Record Date
You may vote if you were a shareholder of record at the close of business on March 18, 2024.
Voting Items
Shareholders will vote on the following items of business:
			VOTING
				By internet www.proxyvote.com

				By toll-free telephone 1-800-690-6903

				By mail Follow the instructions on your proxy card
	Board Recommendation	Page		At the Annual Meeting Follow the instructions on the virtual meeting site
1. Elect a Board of Directors for the coming year;	FOR	14

2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;	FOR	38
IMPORTANT INFORMATION IF YOU PLAN TO ATTEND THE ANNUAL MEETING:
You are entitled to participate (i.e., submit questions and/or vote) in the Annual Meeting if you were a shareholder of record at the close of business on March 18, 2024, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.
To participate, you will need the 16-digit control number provided on your proxy card, voting instruction form or notice. Shareholders may also vote or submit questions in advance of the meeting at www.proxyvote.com using their 16-digit control number.
If you are not a shareholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate.
If you have difficulty accessing the Annual Meeting, please call the number on the registration page of the virtual meeting site. Technicians will be available to assist you.

3. Consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement;	FOR	40
4. Vote on management proposal to amend the Company’s Restated Certificate of Incorporation to limit the liability of certain officers of the Company, as permitted by recent amendments to Delaware law; and	FOR	75
5. Act upon any other business that may properly come before the Annual Meeting or any adjournment thereof.
The Hartford’s proxy materials are available via the internet at
http://ir.thehartford.com** and www.proxyvote.com, which allows us to reduce printing and delivery costs and lessen adverse environmental impacts.
We hope that you will participate in the Annual Meeting, either by attending and voting at the virtual meeting or by voting through other means. For instructions on voting, please refer to page 80 under “How do I vote my shares?”
We urge you to review the proxy statement carefully and exercise your right to vote.
Dated: April 5, 2024
By order of the Board of Directors

Terence Shields
Corporate Secretary
* In order to provide a convenient opportunity for shareholders to participate from wherever they are located, the Annual Meeting will be held in a virtual meeting format via audio webcast only, and not at a physical location.

**References in this proxy statement to our website address are provided only as a convenience and do not constitute, and should not be viewed as, an incorporation by reference of the information contained on, or available through, the website. Therefore, such information should not be considered part of this proxy statement.

2024 Proxy Statement	1

LETTER FROM OUR CHAIRMAN & CEO AND LEAD DIRECTOR
Dear fellow shareholders:
For The Hartford, 2023 was another outstanding year of financial performance and achievement of our strategic objectives. As the 2024 Annual Meeting of Shareholders approaches, it is our privilege as Chairman and Lead Director to share details on the Board’s 2023 activities, including its oversight of three critical areas: strategy, risk management, and talent management.
Strategy
Overseeing strategy is a core responsibility of the Board, and throughout the year, the Board remained highly engaged in the company's strategy of advancing underwriting excellence, emphasizing digital capabilities, maximizing distribution channels, optimizing organizational efficiency, and embedding sustainability principles into our business.
In 2023, the Board discussed strategy at every meeting, and continued to oversee The Hartford’s investments in differentiating capabilities, growth and innovation across the enterprise. Over the last several years, we have significantly expanded the overall scale of our key businesses and increased the breadth and depth of our product offerings. In addition, we made significant investments in digital, data and analytics, cloud and artificial intelligence, funded in part by efficiencies gained through our “Hartford Next” operational transformation and cost reduction plan, which was completed during the year, exceeding target. These initiatives are geared towards meeting more of the needs and demands of customers, agents and brokers; becoming a more nimble and efficient organization; and providing a better overall customer experience. The Board has strong conviction in this strategy, and with each successive quarter of superior financial performance, The Hartford demonstrates its effectiveness.
The Board also engaged in the 2023 launch of the company’s forward-looking sustainability strategy, which leverages the strengths of our businesses to deliver long-term sustainable value for our stakeholders while contributing positively to society at large. We invite you to read more about it on page 26 of this proxy statement.
Risk Management
Another core responsibility of the Board is oversight of risk and risk management activities. A unique aspect of The Hartford’s governance framework is that the Finance, Investment and Risk Management Committee, which we refer to as “FIRMCo,” is a committee of the entire Board. This stems from our belief that the topics FIRMCo oversees – including insurance risk, market and credit risk, liquidity and capital requirements, and any other risk that poses a material threat to the strategic viability of the company – are so important that all directors should be involved, and the meetings should be chaired by an independent director. Accordingly, the chair of FIRMCo works closely with the company’s Chief Risk Officer to develop meeting agendas to address these oversight responsibilities.

In 2023, FIRMCo’s discussions on the macroeconomy and investment portfolio included assessment of financial market conditions and the credit risk environment, with a particular focus on the banking and commercial real estate sectors due to volatility during the year. Other agenda items included asset-liability management; catastrophe risk management; cyber insurance risk and the external threat landscape; the potential underwriting implications of escalating geopolitical conflicts; and emerging risks generally.

We believe our “committee of the whole” approaches risk-related matters with depth and rigor and is a distinctive strength for the company.
Talent Management
Talent management remains a critical area of Board focus, as it has for the past several years, because the Board firmly believes that people drive The Hartford's results. We are proud that The Hartford remains a destination of choice for our industry's best talent. We are also pleased that, in 2023, we achieved top quartile employee engagement and performance enablement scores, as measured by independent third party surveys, through continued focus on leader effectiveness, collaboration, innovation and risk-taking, career growth, belonging and well-being. At the Board level, our process includes an annual update on talent strategy and a review of succession plans for each member of the enterprise leadership team. While these sessions occur at the Compensation and Management Development Committee, all directors are invited given their importance. Potential future leaders of the company are invited to present to the Board throughout the year, allowing directors to assess their knowledge, skills and potential. Our continued dedication in this regard is evident in the results: last fall, we announced the retirements of the Company’s General Counsel and Head of Small Commercial and Personal Lines. The resulting key leadership appointments this year – all internal –

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validate the Board’s strategic approach to talent management and executive development and showcase the Company’s outstanding pipeline of talent.

As always, we are proud to work closely with management and our fellow directors to ensure that The Hartford is a well-governed company. The Board continues to operate at a high level and has ensured the Company has everything it needs to continue to innovate, profitably grow and deliver long-term value to you, our shareholders. Thank you for your ongoing support.
Sincerely,

Christopher J. Swift	Trevor Fetter
Chairman and Chief Executive Officer	Lead Director

2024 Proxy Statement	3

TABLE OF CONTENTS

PROXY SUMMARY	5
BOARD AND GOVERNANCE MATTERS	14
Item 1: Election of Directors	14
Governance Practices and Framework	14
Board Composition and Refreshment	18
Committees of the Board	20
The Board's Role and Responsibilities	23
Director Compensation	28
Certain Relationships and Related Party Transactions	30
Communicating with the Board	30
Director Nominees	31
AUDIT MATTERS	38
Item 2: Ratification of Independent Registered Public Accounting Firm	38
Fees of the Independent Registered Public Accounting Firm	38
Audit Committee Pre-Approval Policies and Procedures	39
Report of the Audit Committee	39
COMPENSATION MATTERS	40
Item 3: Advisory Vote to Approve Executive Compensation	40
Compensation Discussion and Analysis	41
Executive Summary	41
Components of the Compensation Program	46
Process for Determining Senior Executive Compensation (Including NEOs)	55
2023 Named Executive Officers' Compensation and Performance	55
Compensation Policies and Practices	57
Effect of Tax and Accounting Considerations on Compensation Design	58
Report of the Compensation and Management Development Committee	59
Executive Compensation Tables	60
CEO Pay Ratio	71
Pay Versus Performance	71
MANAGEMENT PROPOSAL	75
Item 4: Vote on Management Proposal to amend the Company’s Restated Certificate of Incorporation to limit the liability of certain officers of the Company, as permitted by recent amendments to Delaware law	75
INFORMATION ON STOCK OWNERSHIP	77
Directors and Executive Officers	77
Certain Shareholders	78
Delinquent Section 16(a) Reports	78
INFORMATION ABOUT THE HARTFORD’S ANNUAL MEETING OF SHAREHOLDERS	79
Householding of Proxy Materials	79
Frequently Asked Questions	79
Other Information	83
APPENDIX A: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES	84
APPENDIX B: AMENDMENT TO CERTIFICATE OF INCORPORATION	89

Certain statements made in this proxy statement should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about The Hartford’s future results of operations. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those discussed in The Hartford's news release issued on February 1, 2024, our 2023 Annual Report on Form 10-K, subsequent Quarterly Reports on Forms 10-Q, and the other filings we make with the U.S. Securities and Exchange Commission. We assume no obligation to update this document, which speaks as of the date of filing.

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PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. It does not contain all the information you should consider and you should read the entire proxy statement carefully before voting.

BOARD AND GOVERNANCE HIGHLIGHTS

ITEM 1 ELECTION OF DIRECTORS
Each director nominee has an established record of accomplishment in areas relevant to overseeing our businesses and possesses qualifications and characteristics that are essential to a well-functioning and deliberative governing body.

✓	The Board recommends a vote "FOR" each director nominee

Director Nominee, Current Age and Present or Most Recent Experience	Independent	Director since	Current Committees(1)	Other Current Public Company Boards
Larry D. De Shon, 64 Former President, CEO and COO, Avis Budget Group	✓	2020	• Audit • FIRMCo* • NCG	• United Rentals, Inc. • Air New Zealand
Carlos Dominguez, 65 Former Vice Chairman and Lead Evangelist, Sprinklr	✓	2018	• Comp • FIRMCo • NCG	• PROS Holdings
Trevor Fetter,(2) 64 Senior Lecturer, Harvard Business School	✓	2007	• Comp • FIRMCo	None
Donna James, 66 President and CEO, Lardon & Associates	✓	2021	• Audit • FIRMCo • NCG	• Victoria's Secret • American Electric Power
Edmund Reese, 49 Chief Financial Officer Broadridge Financial Solutions	✓	2022	• Audit • FIRMCo	None
Teresa W. Roseborough, 65 Executive Vice President, General Counsel and Corporate Secretary, The Home Depot	✓	2015	• Comp • FIRMCo • NCG*	None
Virginia P. Ruesterholz, 62 Former Executive Vice President, Verizon Communications	✓	2013	• Comp • FIRMCo • NCG	None
Christopher J. Swift, 63 Chairman and CEO, The Hartford		2014	• FIRMCo	• Citizens Financial Group
Matthew E. Winter, 67 Former President, The Allstate Corporation	✓	2020	• FIRMCo • Comp*	• ADT • H&R Block
Greig Woodring, 72 Former President and CEO, Reinsurance Group of America	✓	2017	• Audit* • FIRMCo	None
* Denotes committee chair.
(1)Full committee names are as follows: Audit – Audit Committee; Comp – Compensation and Management Development Committee; FIRMCo – Finance, Investment and Risk Management Committee; NCG – Nominating and Corporate Governance Committee.
(2)Mr. Fetter serves as the Lead Director. For more details on the Lead Director’s role, see page 16 .

2024 Proxy Statement	5

PROXY SUMMARY
BOARD NOMINEE COMPOSITION
The charts below reflect average tenure and representation of women and people of color for the director nominees standing for election at the date of the Annual Meeting of Shareholders.

* As of April 5, 2024.

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PROXY SUMMARY
GOVERNANCE BEST PRACTICES

The Board and management regularly review best practices in corporate governance and modify our governance policies and practices as warranted. Our current best practices are highlighted below.

Independent Oversight	✓	All directors are independent, other than the CEO
	✓	Independent key committees (Audit, Compensation, Nominating)
	✓	Empowered and engaged independent Lead Director
Engaged Board /Shareholder Rights	✓	All directors elected annually
	✓	Majority vote standard (with plurality carve-out for contested elections)
	✓	Proxy access right with market terms
	✓	Director resignation policy
	✓	Over-boarding policy limits total public company boards, including The Hartford, to five for non-CEOs and two for sitting CEOs
	✓	Rigorous Board and committee self-evaluation conducted annually; third-party Board and individual director evaluations conducted triennially
	✓	Meaningful Board education and training on recent and emerging governance and industry trends
	✓	Annual shareholder engagement program focused on sustainability, compensation and governance issues
Other Governance Practices	✓	Board diversity of experience, tenure, age, gender, race and ethnicity
	✓	Mandatory retirement age of 75
	✓	Diversity policy or "Rooney Rule" commitment to ensure diverse candidates are included in the pool from which board and external CEO candidates are selected
	✓	Annual review of CEO succession plan by the independent directors with the CEO
	✓	Annual Board review of long-term and emergency succession plans for senior management and the CEO
	✓	Stock-ownership guidelines of 6x salary for CEO and 4x salary for other named executive officers
	✓	Annual Nominating Committee review of The Hartford's political and lobbying policies and expenditures
Commitment to Sustainability	✓	Board oversight of sustainability matters; Nominating Committee oversight of sustainability governance framework
	✓	Comprehensive sustainability reporting, including a Sustainability Report, TCFD and SASB reports and EEO-1 data
	✓	Sustainability Governance Committee, including several subcommittees, comprised of senior management charged with overseeing a comprehensive sustainability strategy and ensuring the full Board is briefed at least annually

2024 Proxy Statement	7

PROXY SUMMARY
SUSTAINABILITY PRACTICES

Our view of corporate sustainability centers around developing business strategies and solutions to serve the current needs of our customers and other stakeholders, while embracing the necessary innovation and foresight to ensure we are able to meet those needs in the decades to come. In embracing this long-term view, we seize opportunities and navigate risks that emerge from environmental, social and governance ("ESG") issues and we embed related principles into our businesses and operations to drive value creation for our shareholders and sustainable value for all our stakeholders.

ENVIRONMENT

We recognize the risks that climate change poses to people, businesses and communities and understand the role our industry plays in managing and mitigating those risks. We are committed to reducing our own environmental impact and supporting customers and business partners as we collectively transition to a greener society.

SOCIAL | EMPLOYEES

Responsible growth rests with attracting, developing, and retaining top talent, talent which reflects and understands the needs and aspirations of the diverse customers and communities that we serve. We believe that this can only be achieved if everyone feels able to bring their authentic selves to work, and we are committed to creating an inclusive culture in which all employees can thrive, and help the Company achieve its financial and sustainability objectives.

SOCIAL | CUSTOMERS

Putting customers first is our top priority. Our insight-led products and commitment to empathetic, high-quality service bring peace of mind to our customers and support them through the most challenging of times; while empowering them to build resilience to future incidents.

GOVERNANCE Doing the right thing every day is core to our character– and we are proud of our reputation for being a company that places ethics and integrity above all else.

SOCIAL | COMMUNITY

Our purpose of underwriting human achievement transcends the products and services we offer to include using our knowledge, data, people and resources to make positive contributions to society. Our community engagement is focused on advancing equity, addressing the critical needs of our neighbors, enabling human achievement, and supporting the causes our employees care about most.

For additional detail on our sustainability efforts and performance, please access the Corporate Sustainability section of our website. Our most recent Sustainability Report and our TCFD, SASB, and EEO-1 reports are all available at: https://www.thehartford.com/about-us/corporate-sustainability.

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PROXY SUMMARY

AUDIT HIGHLIGHTS

ITEM 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board is asking shareholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2024.
✓ The Board recommends a vote "FOR" this item

COMPENSATION HIGHLIGHTS

ITEM 3 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
The Board is asking shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Our executive compensation program is designed to promote long-term shareholder value creation and support our strategy by (1) encouraging profitable organic growth and ROE performance while maintaining an ethical culture supported by industry-leading sustainability practices, (2) providing market-competitive compensation opportunities designed to attract and retain talent needed for long-term success, and (3) appropriately aligning pay with short- and long-term performance.

✓	The Board recommends a vote "FOR" this item
The Hartford’s mission is to provide people with the support and protection they need to pursue their unique ambitions, seize opportunity, and prevail through unexpected challenge. Our strategy to maximize value creation for all stakeholders focuses on advancing underwriting excellence, emphasizing digital capabilities, maximizing distribution channels, optimizing organizational efficiency, and embedding sustainability principles into our business to drive value creation while impacting society at large.
We endeavor to maintain and enhance our position as a market leader by leveraging our core strengths of underwriting excellence, risk management, claims, product development and distribution. We are investing in end-to-end transformation, advancing data, analytics, and digital capabilities across the organization to improve customer experience and strengthen our existing competitive advantages.
An ethical, people, and performance-driven culture drives our values. We are committed to maintaining and enhancing our inclusive culture and are proud of our reputation for ethics and integrity.

2024 Proxy Statement	9

PROXY SUMMARY
PURPOSE AND STRATEGIC PRIORITIES

2023 FINANCIAL RESULTS

Our 2023 financial results were excellent, reflecting lower net realized losses, improvements in both the group life and disability loss ratios, as well as an increase in earned premiums, higher net investment income, and a higher P&C underwriting gain. Full year net income available to common stockholders and core earnings* were $2.5 billion ($7.97 per diluted share) and $2.8 billion ($8.88 per diluted share), respectively. Net income and core earnings return on equity ("ROE")*† were 17.5% and 15.8%, respectively.

Highlighted below are year-over-year comparisons of our net income available to common stockholders and core earnings performance and our three-year net income ROE and core earnings ROE results. Core earnings is the primary determinant of our annual incentive plan ("AIP") funding, as described on page 46, and average annual core earnings ROE over a three-year performance period is the metric used for 50% of performance shares granted to Senior Executives, as described on page 49 (in each case, as adjusted for compensation purposes).

On January 1, 2023, the Company adopted the Financial Accounting Standards Board's ("FASB") long-duration targeted improvements ("LDTI") guidance, which was applied on a modified retrospective basis as of January 1, 2021. Other than Compensation Core Earnings and Compensation Core ROE, impacted prior periods in this document have been restated to reflect the adoption of LDTI. For additional information refer to Appendix A and Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements and Schedules in the Company's most recent Annual Report on Form 10-K.
* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable GAAP measure, see Appendix A.
† Net income ROE represents net income available to common stockholders ROE.

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PROXY SUMMARY
TOTAL SHAREHOLDER RETURN
The following chart shows The Hartford's total shareholder return ("TSR") relative to  the 2023 Corporate Peer Group (provided on page 56), S&P 500 Insurance Composite, S&P P&C index and S&P 500.

Includes reinvestment of dividends.
COMPONENTS OF COMPENSATION AND PAY MIX
NEO compensation is heavily weighted toward variable compensation (including both annual and long-term incentives), where actual amounts earned may differ from target amounts based on company and individual performance. Each NEO has a target total compensation opportunity that is reviewed annually by the Compensation Committee (in the case of the CEO, by the independent directors) to ensure alignment with our compensation objectives and market practice.

Compensation Component	Description
Base Salary	• Fixed level of cash compensation based on market data, internal pay equity, experience, responsibility, expertise and performance
Annual Incentive Plan
• Variable cash award based primarily on annual company operating performance against a predetermined financial target and achievement of individual performance goals aligned with the Company's strategic priorities

Long-Term Incentive Plan
• Variable awards granted based on individual performance, retention and market data.
• Designed to drive long-term performance, align senior executive interests with shareholders, and foster retention
• Award mix (50% performance shares and 50% stock options) rewards stock price performance, peer-relative shareholder returns (stock price and dividends) and operating performance

Approximately 92% of CEO target annual compensation and approximately 80% of other NEO target annual compensation are variable based on performance, including stock price performance:

Target Pay Mix — CEO
Salary 8%	Annual Incentive 22%	Long-Term Incentive 70%

Variable with Performance: 92%

Target Pay Mix — Other NEOs
Salary 20%	Annual Incentive 30%	Long-Term Incentive 50%

Variable with Performance: 80%

2024 Proxy Statement	11

PROXY SUMMARY

2023 COMPENSATION DECISIONS

2023 Compensation Decisions	Rationale
The Compensation Committee approved an AIP funding level of 117% of target.
Performance against the pre-established Compensation Core Earnings target produced a formulaic AIP funding level of 117% of target (page 47). The Compensation Committee undertook its qualitative review of performance and concluded that the formulaic AIP funding level appropriately reflected 2023 performance. Accordingly, no adjustments were made.

The Compensation Committee certified a 2021-2023 performance share award payout at 200% of target.
The Company's average annual Compensation Core ROE during the performance period was 14.5%, resulting in a payout of 200% of target for the ROE component (50% of the award). The company's TSR during the period was at the 80th percentile of the performance peers, resulting in a 183% payout for the TSR component (50% of the award) (page ). While the Company's strong performance against the financial metrics, combined with achievement of its diverse executive representation goals would have resulted in a total payout of 211% of target, the total payout is capped at 200% and the 2021-2023 performance share awards paid out at 200%.

The Compensation Committee (and, in the case of the CEO, the independent directors) approved the following compensation for each NEO:

	Base Salary		AIP Award		LTI Award		Total Compensation
NEO	2023	Change from 2022	2023	Change from 2022	2023	Change from 2022	2023	Change from 2022
Christopher Swift	$1,200,000	0.0%	$3,861,000	(13.0)%	$10,500,000	5.0%	$15,561,000	(0.5)%
Beth Costello	$775,000	0.0%	$1,579,500	(17.9)%	$2,425,000	(3.0)%	$4,779,500	(8.1)%
David Robinson	$650,000	0.0%	$994,500	(16.0)%	$1,800,000	(10.0)%	$3,444,500	(10.2)%
Deepa Soni	$700,000	7.7%	$936,000	(9.7)%	$1,400,000	12.0%	$3,036,000	3.4%
Amy Stepnowski	$600,000	9.1%	$1,287,000	(13.0)%	$1,100,000	10.0%	$2,987,000	(1.4)%
This table provides a concise picture of compensation decisions made in 2023, and highlights changes from 2022. Another view of 2023 compensation for the NEOs is available in the Summary Compensation Table on page 60.
COMPENSATION BEST PRACTICES
Our current compensation best practices include the following:

WHAT WE DO
✓	Compensation heavily weighted toward variable pay
✓	Senior Executives generally receive the same benefits as other full-time employees
✓	Double-trigger requirement for cash severance and equity vesting upon a change of control*
✓	Cash severance upon a change of control not to exceed 2x base salary + bonus
✓	Independent compensation consultant
✓	Risk mitigation in plan design and annual review of compensation plans, policies and practices
✓	Comprehensive claw-back policy (includes misconduct)
✓	Prohibition on hedging, monetization, derivative and similar transactions with company securities
✓	Prohibition on Senior Executives pledging company securities
✓	Stock ownership guidelines for directors and Senior Executives
✓	Periodic review of compensation peer groups
✓	Competitive burn rate and dilution for equity program
* Double-trigger vesting for equity awards applies if the awards are assumed or replaced with substantially equivalent awards.

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PROXY SUMMARY

WHAT WE DON'T DO
✗	No Senior Executive tax gross-ups for perquisites or excise taxes on severance payments
✗	No individual employment agreements
✗	No granting of stock options with an exercise price less than the fair market value of our common stock on the date of grant
✗	No re-pricing of stock options
✗	No buy-outs of underwater stock options
✗	No reload provisions in any stock option grant
✗	No payment of dividends or dividend equivalents on equity awards until vesting

SAY-ON-PAY RESULTS
At our 2023 annual meeting, we received approximately 93% support on Say-on-Pay. The Compensation Committee considered the vote to be an endorsement of The Hartford’s executive compensation programs and policies, and recent program changes. They took this strong level of support into account in their ongoing review of those programs and policies. Management also discussed the vote, along with aspects of its executive compensation, sustainability and corporate governance practices, during our annual shareholder engagement program to gain a deeper understanding of shareholders’ perspectives. Feedback regarding the compensation program remained generally positive, with many shareholders complimentary of our practices. For further discussion of our shareholder engagement program, see page 24.

ITEM 4 MANAGEMENT PROPOSAL TO AMEND THE COMPANY’S CHARTER TO PERMIT THE EXCULPATION OF OFFICERS CONSISTENT WITH CHANGES TO DELAWARE GENERAL CORPORATION LAW
Vote on the management proposal that shareholders approve an amendment to our Restated Certificate of Incorporation limiting the liability of certain officers of the Company, as permitted by recent amendments to Delaware law.

✓
The Board of Directors recommends that shareholders vote "FOR" this Proposal for the following reasons:
•The proposed changes will better incentivize officers to use their business judgment without fear of personal loss;
•The proposed changes will help to limit expensive and distracting litigation; and
•Not adopting such changes may impact our ability to attract and retain top executive talent in the future.

2024 Proxy Statement	13

BOARD AND GOVERNANCE MATTERS

ITEM 1 ELECTION OF DIRECTORS
The full Board, including its Nominating and Corporate Governance Committee, believes the director nominees possess qualifications, skills and experience that are consistent with the standards for the selection of nominees for election to the Board set forth in our Corporate Governance Guidelines described beginning on page 18 and have demonstrated the ability to effectively oversee The Hartford’s corporate, investment and business operations. Biographical information for each director nominee is described beginning on page 31, including the principal occupation and other public company directorships (if any) held in the past five years and a description of the specific experience and expertise that qualifies each nominee to serve as a director of The Hartford.

✓	The Board recommends a vote "FOR" each director nominee
GOVERNANCE PRACTICES AND FRAMEWORK
At The Hartford, we aspire to be an exceptional company celebrated for financial performance, character, and customer value. We believe strong governance practices and responsible corporate behavior are central to this vision and contribute to our long-term performance. Accordingly, the Board and management regularly consider best practices in corporate governance and shareholder feedback and modify our governance policies and practices as warranted. Our current best practices include:

Independent Oversight	✓	All directors are independent, other than the CEO
	✓	Independent key committees (Audit, Compensation, Nominating)
	✓	Empowered and engaged independent Lead Director
Engaged Board /Shareholder Rights	✓	All directors elected annually
	✓	Majority vote standard (with plurality carve-out for contested elections)
	✓	Proxy access right with market terms
	✓	Director resignation policy
	✓	Over-boarding policy limits total public company boards, including The Hartford, to five for non-CEOs and two for sitting CEOs
	✓	Rigorous Board and committee self-evaluation conducted annually; third-party Board and individual director evaluations conducted triennially
	✓	Meaningful Board education and training on recent and emerging governance and industry trends
	✓	Annual shareholder engagement program focused on sustainability, compensation and governance issues
Other Governance Practices	✓	Board diversity of experience, tenure, age, gender, race and ethnicity
	✓	Mandatory retirement age of 75
	✓	Diversity policy or "Rooney Rule" commitment to ensure diverse candidates are included in the pool from which board and external CEO candidates are selected
	✓	Annual review of CEO succession plan by the independent directors with the CEO
	✓	Annual Board review of long-term and emergency succession plans for senior management and the CEO
	✓	Stock-ownership guidelines of 6x salary for CEO and 4x salary for other named executive officers
	✓	Annual Nominating Committee review of The Hartford's political and lobbying policies and expenditures
Commitment to Sustainability	✓	Board oversight of sustainability matters; Nominating Committee oversight of sustainability governance framework
	✓	Comprehensive sustainability reporting, including a Sustainability Report, TCFD and SASB reports and EEO-1 data
	✓	Sustainability Governance Committee, including several subcommittees, comprised of senior management charged with overseeing a comprehensive sustainability strategy and ensuring the full Board is briefed at least annually

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BOARD AND GOVERNANCE MATTERS
The fundamental responsibility of our directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of The Hartford and its shareholders. The Board fulfills this responsibility within the general governance framework provided by the following documents:
•Articles of Incorporation
•By-laws
•Corporate Governance Guidelines (compliant with the listing standards of the New York Stock Exchange ("NYSE") and including guidelines for determining director independence and qualifications)
•Charters of the Board’s four standing committees (the Audit Committee; the Compensation and Management Development Committee ("Compensation Committee"); the Finance, Investment and Risk Management Committee ("FIRMCo"); and the Nominating and Corporate Governance Committee ("Nominating Committee"))
•Code of Ethics and Business Conduct
•Code of Ethics and Business Conduct for Members of the Board of Directors
Copies of these documents are available on our investor relations website at http://ir.thehartford.com or upon request sent to our Corporate Secretary (see page 81 for details).
DIRECTOR INDEPENDENCE
The Board annually reviews director independence under applicable law, the listing standards of the NYSE and our Corporate Governance Guidelines. In addition, per our Corporate Governance Guidelines, in order to identify potential conflicts of interest and to monitor and preserve independence, any director who wishes to become a director of another for-profit entity must obtain the pre-approval of the Nominating Committee. The Board has affirmatively determined that all directors other than Mr. Swift are independent.

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BOARD AND GOVERNANCE MATTERS
BOARD LEADERSHIP STRUCTURE

Board Chair	Independent Lead Director
The roles of CEO and Chairman of the Board (“Chairman”) are held by Christopher Swift. Mr. Swift has served as CEO since July 1, 2014, and was appointed Chairman on January 5, 2015. In late 2014, before Mr. Swift assumed the role of Chairman, the Board deliberated extensively on our board leadership structure, seeking feedback from shareholders and considering corporate governance analysis. The Board concluded then, and continues to believe, that our historical approach of combining the roles of CEO and Chairman while maintaining strong, independent board leadership is the optimal leadership structure for the Board to carry out its oversight of our strategy, business operations and risk management.
The Board believes other elements of our corporate governance structure ensure independent directors can perform their role as fiduciaries in the Board’s oversight of management and our business, and minimize any potential conflicts that may result from combining the roles of CEO and Chairman. For example:
• All directors other than Mr. Swift are independent;
• An empowered and engaged Lead Director provides independent Board leadership and oversight; and
• At each regularly scheduled Board meeting, the non-management directors meet in executive session without the CEO and Chairman present (six such meetings in 2023).
As part of its evaluation process, the Board reviews its leadership structure annually to ensure it continues to serve the best interests of shareholders and positions the Company for future success.

Whenever the CEO and Chairman roles are combined, our Corporate Governance Guidelines require the independent directors to elect an independent Lead Director. Trevor Fetter was elected our Lead Director in May 2017. The responsibilities and authority of the Lead Director include the following:
• Presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
• Serving as a liaison between the CEO and Chairman and the non-management directors;
• Regularly conferring with the Chairman on matters of importance that may require action or oversight by the Board, ensuring the Board focuses on key issues and tasks facing The Hartford;
• Approving information sent to the Board and meeting agendas for the Board;
• Approving the Board meeting schedules to help ensure that there is sufficient time for discussion of all agenda items;
• Maintaining the authority to call meetings of the independent non-management directors;
• Approving meeting agendas and information for the independent non-management sessions and briefing, as appropriate, the Chairman on any issues arising out of these sessions;
• If requested by shareholders, ensuring that they are available, when appropriate, for consultation and direct communication; and
• Leading the Board’s evaluation process and discussion on board refreshment and director tenure, as well as setting and reviewing board goals.
The Board believes that these duties and responsibilities provide for strong independent Board leadership and oversight.

ANNUAL BOARD EVALUATION PROCESS
The Nominating Committee oversees the Board's multi-step evaluation process to ensure an ongoing, rigorous assessment of the Board’s effectiveness, composition and priorities and to inform the Board's succession planning. In addition to the full Board evaluation process, the standing committees of the Board undertake separate self-assessments on an annual basis.
As part of a multi-year effort to enhance the evaluation process, the Board has adopted the following changes:
•2016 - Adopted individual director interviews led by the Lead Director and a mid-year review of progress against formal Board goals;
•2018 - Adopted third-party facilitated evaluations every three years, commencing in 2019, to promote more candid conversations, provide a neutral perspective, and help the Board benchmark its corporate governance practices; and
•2020 - Adopted individual director evaluations every three years, commencing in 2022, as part of the third-party facilitated Board evaluation.
In each case, the Board sought and considered shareholder feedback on the merits of these changes prior to adoption.

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BOARD AND GOVERNANCE MATTERS

Board Evaluation and Development of Goals (May)	The Lead Director, or third-party evaluator, leads a Board evaluation discussion in an executive session guided by the Board’s self-assessment questionnaire and key themes identified through one-on-one discussions. The Board identifies successes and areas for improvement from the prior Board year and establishes formal goals for the year ahead.
Annual Corporate Governance Review / Shareholder Engagement Program (October to December)	The Nominating Committee performs an annual review of The Hartford's corporate governance policies and practices in light of best practices, recent developments and trends. In addition, the Nominating Committee reviews feedback on governance issues provided by shareholders during our annual shareholder engagement program.
Interim Review of Goals (December)	The Lead Director leads the Board's interim review of progress made against the goals established in May.
Board Self-Assessment Questionnaires (February)
The governance review and shareholder feedback inform the development of written questionnaires that the Board and its standing committees use to help guide self-assessment. The Board’s questionnaire covers a wide range of topics, including the Board’s:
• Fulfillment of its responsibilities under the Corporate Governance Guidelines;
• Effectiveness in overseeing our business plan, strategy and risk management;
• Leadership structure and composition, including mix of experience, skills, diversity and tenure;
• Relationship with management; and
• Processes to support the Board’s oversight function.

One-on-One Discussions (February to May)	The Lead Director, or third-party evaluator, meets individually with each independent director on Board effectiveness, dynamics and areas for improvement. Beginning in 2022, third-party led discussions also include directors' evaluations of their peers.
When the Lead Director led the Board evaluation session in May 2023, there was agreement that the Board is highly engaged, skilled and operated effectively, achieving each of its stated goals for 2022-2023. There was also agreement that the Directors are highly satisfied with the Company's performance and extremely confident in the CEO. At the same time, there was consensus around the 2023-2024 goals for the Board, including driving profitable growth strategies to build long-term shareholder value, oversight of human capital management, heightened focus on innovation and technology, and continuing to strengthen our best in class Board practices.

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BOARD AND GOVERNANCE MATTERS
BOARD COMPOSITION AND REFRESHMENT
DIRECTOR SUCCESSION PLANNING
The Nominating Committee is responsible for identifying and recommending to the Board candidates for Board membership. Throughout the year, the Nominating Committee considers the Board’s composition, skills and attributes to determine whether they are aligned with our long-term strategy and major risks, and each year devotes a session to board succession planning over a longer-term (generally three-year) period. The succession planning process is informed by the results of the Board and committee evaluation processes, as well as anticipated needs in light of The Hartford’s retirement policy (described below). To assist the Nominating Committee in identifying prospective Board nominees when undertaking a search, the Company retains an outside search firm. The Nominating Committee also considers candidates suggested by Board members, management and shareholders.
The Nominating Committee evaluates candidates against the standards and qualifications set forth in our Corporate Governance Guidelines as well as other relevant factors, including the candidate's potential contribution to the diversity of the Board. In 2018 the Board amended our Corporate Governance Guidelines to ensure that diverse candidates are included in the pool from which board candidates are selected.
The graphic below illustrates our typical succession planning process, which begins with an assessment of the Board's current skills and attributes, and then identifies skills or attributes that are needed, or may be needed in the future, in light of the Company's strategy.
Overview of Director Search Process

Development of Candidate Specification	Screening of Candidates	Meeting With Candidates	Decision and Nomination
•Develop skills matrix to identify desired skills and attributes, including diversity •Target areas of expertise aligned with our strategy	•Select outside search firms to lead process and/or consider internal or shareholder recommendations •Screen candidates for each specification identified	•Top candidates are interviewed by Nominating Committee members, other directors, and management •Finalist candidates undergo background and conflicts checks	•Nominating Committee recommendation of candidates and committee assignments to full Board •Board consideration and adoption of recommendation
DIRECTOR ONBOARDING AND ENGAGEMENT
All directors are expected to invest the time and energy required to gain an in-depth understanding of our business and strategy. Our director onboarding program is designed to reduce the learning curve for new members and enable them to provide meaningful contributions to the oversight of the Company as early in their tenures as possible. It consists of two phases. Phase one is designed to provide a solid foundation on our businesses, financial performance, strategy, risk and governance. New directors devote numerous briefing sessions with senior management to review key functional areas of the Company and their committee assignment responsibilities. Phase two is an opportunity for new directors to continue learning about the business at their discretion after they have been on the Board for six to twelve months.  Directors are afforded time to familiarize themselves with the Company so they can identify areas for additional education and development. In addition, we have formalized our board mentorship program to help integrate members with experienced directors. New directors are also encouraged to attend all committee meetings during their first year to help accelerate their understanding of the Company and the Board.

Our Board members also participate in Company activities and engage directly with our employees at a variety of events throughout the year, including participation in senior leadership team meetings, employee town halls and employee resource group meetings.
DIRECTOR TENURE
The Nominating Committee strives for a Board that includes a mix of varying perspectives and breadth of experience. Newer directors bring fresh ideas and perspectives, while longer tenured directors bring extensive knowledge of our complex operations. As part of its annual evaluation process, the Board assesses its overall composition, including director tenure, and does not believe the independence of any director nominee is compromised solely due to Board tenure. The Board believes that its rigorous self-evaluation process (described above), combined with its mandatory retirement policy at age 75, are effective in promoting Board renewal, as demonstrated by the addition of eight new directors since 2015, and the mandatory retirement of two of our longest tenured directors in 2022.

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BOARD AND GOVERNANCE MATTERS
DIRECTOR DIVERSITY
The Board believes a diverse membership with varying perspectives and breadth of experience is an important attribute of a well-functioning board and contributes to driving positive outcomes. The Nominating Committee considers diversity in the context of the Board as a whole and takes into account considerations relating to race, gender, ethnicity and the range of perspectives the directors bring to their Board work. As part of its consideration of prospective nominees, the Board and the Nominating Committee monitor whether the directors as a group meet The Hartford’s criteria for the composition of the Board, including diversity considerations. As part of our continuing efforts to bring diverse perspectives to the Board:
•Since 2010, the Board has appointed five women and four people of color as directors; and
•In 2018, the Board amended our Corporate Governance Guidelines to ensure that diverse candidates are included in the pool from which board candidates are selected.
BOARD NOMINEE COMPOSITION
The charts below reflect average tenure and representation of women and people of color for the director nominees standing for election at the date of the Annual Meeting of Shareholders.

* As of April 5, 2024.

SHAREHOLDER PROPOSED NOMINEES
The Nominating Committee will consider director candidates recommended by shareholders using the same criteria described above. Shareholders may also directly nominate someone for election at an annual meeting. Nominations for director candidates are closed for 2024. To nominate a candidate at our 2025 Annual Meeting, notice must be received by our Corporate Secretary at the address below by February 14, 2025 and must include the information specified in our By-laws, including, but not limited to, the name of the candidate, together with a brief biography, an indication of the candidate’s willingness to serve if elected, and evidence of the nominating shareholder’s ownership of our Common Stock.
Pursuant to our proxy access By-law, a shareholder, or group of up to 20 shareholders, may nominate a director and have the nominee included in our proxy statement. The shareholder, or group collectively, must have held at least 3% of our Common Stock for three years in order to make a nomination, and may nominate as many as two directors, or a number of directors equal to 20% of the Board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our By-laws. Notice of proxy access director nominees for inclusion in our 2025 proxy statement must be received by our Corporate Secretary at the address below no earlier than November 6, 2024 and no later than December 6, 2024.
In each case, submissions must be delivered or mailed to Terence Shields, Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155.

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BOARD AND GOVERNANCE MATTERS
COMMITTEES OF THE BOARD
The Board has four standing committees: the Audit Committee; the Compensation Committee; FIRMCo; and the Nominating Committee. The Board has determined that all of the members of the Audit Committee, the Compensation Committee and the Nominating Committee qualify as “independent” under applicable law, the listing standards of the NYSE and our Corporate Governance Guidelines. The current members of the Board, the committees on which they serve and the primary functions of each committee are identified below.

AUDIT COMMITTEE
CURRENT MEMBERS:* L. De Shon D. James E. Reese G. Woodring (Chair) MEETINGS IN 2023: 9
“In 2023, the Audit Committee had a heightened focus on technology risks, including the Company’s resilience and recoverability in the event of a disaster or cyber event. The Committee’s focus included reviewing assessments of third party risks for vendors supporting critical technology functions. The Committee also continued to review in-depth assessments of overall risk and control environments for various lines of business and functional areas, while also reviewing processes for evaluating loss reserves that are more difficult to estimate, as well as the impacts of several new SEC disclosure requirements.”
Greig Woodring, Committee Chair since 2022
ROLES AND RESPONSIBILITIES
• Oversees the integrity of the company's financial statements.
• Oversees accounting, financial reporting and disclosure processes and the adequacy of management’s systems of internal control over financial reporting.
• Oversees the company's relationship with, and performance of, the independent registered public accounting firm, including its qualifications and independence.
• Considers appropriateness of rotation of independent registered public accounting firm.
• Oversees the performance of the internal audit function.
• Oversees operational risk, business resiliency and cybersecurity.
• Oversees the company's compliance with legal and regulatory requirements and our Code of Ethics and Business Conduct.
• Discusses with management policies with respect to risk assessment and risk management.

* The Board has determined that all members are “financially literate” within the meaning of the listing standards of the NYSE and “audit committee financial experts” within the meaning of the SEC’s regulations.

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BOARD AND GOVERNANCE MATTERS

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
CURRENT MEMBERS: C. Dominguez T. Fetter T. Roseborough V. Ruesterholz M. Winter (Chair) MEETINGS IN 2023: 7
“In 2023, the Compensation and Management Development Committee reviewed the Company’s variable compensation plans in light of positive operational results and share price performance despite a challenging environment (e.g., Personal Lines macroeconomic conditions), including top tier ROE performance relative to peers. The Committee focused on key leadership appointments resulting from the retirements of the Company’s General Counsel and Head of Small Commercial and Personal Lines, validating the Company’s strategic approach to succession planning and executive development and showcasing the Company’s outstanding pipeline of talent.”
Matthew Winter, Committee Chair since 2021
ROLES AND RESPONSIBILITIES
• Oversees executive compensation and assists in defining an executive total compensation policy.
• Works with management to develop a clear relationship between pay levels, performance and returns to shareholders, and to align compensation structure with objectives.
• Has the authority to delegate, and has delegated to the Executive Vice President, Human Resources, or her designee, the authority to carry out administrative responsibilities under incentive compensation plans.
• Has sole authority to retain, compensate and terminate any consulting firm used to evaluate and advise on executive compensation matters.
• Considers independence standards required by the NYSE or applicable law prior to retaining compensation consultants, accountants, legal counsel or other advisors.
• Reviews initiatives and progress in the area of human capital management, including an annual review of the diversity of the company’s workforce and diversity, equity and inclusion (“DEI”) programs, and of the company’s process and analysis for assessing pay equity.
• Reviews succession and continuity plans for the CEO and each member of the executive leadership team that reports to the CEO.
• Meets annually with a senior risk officer to discuss and evaluate whether incentive compensation arrangements create material risks to the Company.
• Responsible for compensation actions and decisions with respect to certain senior executives, as described in the Compensation Discussion and Analysis beginning on page 41.

FINANCE, INVESTMENT AND RISK MANAGEMENT COMMITTEE
CURRENT MEMBERS: L. De Shon (Chair) C. Dominguez T. Fetter D. James E. Reese T. Roseborough V. Ruesterholz C. Swift M. Winter G. Woodring MEETINGS IN 2023: 5
“In 2023, FIRMCo regularly reviewed the macroeconomic outlook and its implications for the Company’s investment portfolio, including commercial real estate, and insurance underwriting performance; emerging risks related to cyber insurance and the evolving external cyber threat environment; property catastrophe exposures, particularly in light of potential climate change and severe weather events; and insurance underwriting practices, including potential implications of escalating geopolitical conflicts.”
Larry De Shon, Committee Chair since 2023
ROLES AND RESPONSIBILITIES
• Reviews and recommends changes to enterprise policies governing management activities relating to major risk exposures such as market risk; liquidity and capital requirements; insurance risks, including acts of terrorism and changing climate or weather patterns; and any other risk that poses a material threat to the strategic viability of the company.

• Reviews the company's overall risk appetite framework, which includes an enterprise risk appetite statement, risk preferences, risk tolerances, and an associated limit structure for each of the company's major risks.
• Reviews and recommends changes to financial, investment and risk management guidelines.
• Provides a forum for discussion among management and the entire Board of key financial, investment, and risk management matters.

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BOARD AND GOVERNANCE MATTERS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Current Members: L. De Shon C. Dominguez D. James T. Roseborough (Chair) V. Ruesterholz MEETINGS IN 2023: 4
“Focus areas for the Nominating Committee in 2023 included board composition and succession planning, assessing shareholder feedback on our sustainability agenda and corporate governance profile, monitoring the potential impacts of the political and policy landscape, and oversight of Board and management governance constructs to ensure the identification, assessment and escalation of material issues.”
Teresa Roseborough, Committee Chair since 2021
ROLES AND RESPONSIBILITIES
• Advises and makes recommendations to the Board on corporate governance matters.
• Considers potential nominees to the Board.
• Makes recommendations on the organization, size and composition of the Board and its committees.
• Considers the qualifications, compensation and retirement of directors.
• Reviews policies and reports on political contributions.
• Oversees the establishment, management and processes related to ESG activities.

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BOARD AND GOVERNANCE MATTERS
THE BOARD’S ROLE AND RESPONSIBILITIES
BOARD RISK OVERSIGHT
The Board has ultimate responsibility for risk oversight. We have a formal enterprise Risk Appetite Framework reviewed by the Board at least annually, which sets forth the Company's risk preferences, tolerances, and limits. Throughout 2023, the Board focused on the macroeconomic outlook and implications to the investment portfolio and insurance underwriting performance. The Board also continued to focus on talent, cyber risk, property catastrophe exposures and sustainability.
The Board exercises its oversight function through its standing committees, each of which has primary risk oversight responsibility for all matters within the scope of its charter. Annually, each committee reviews and reassesses the adequacy of its charter and the Nominating Committee reviews all charters and recommends any changes to the Board for approval. The chart below provides examples of each committee’s risk oversight responsibilities.

BOARD OF DIRECTORS

AUDIT COMMITTEE • Financial reporting • Operational risk • Cybersecurity • Legal and regulatory compliance
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
• Executive compensation
• Talent acquisition, retention and development
• Succession planning
• Diversity, equity and inclusion (DEI) initiatives and pay equity practices
	FINANCE, INVESTMENT AND RISK MANAGEMENT COMMITTEE • Insurance risk • Market risk • Liquidity and capital requirements • Climate risk	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE • Governance policies and procedures • Board organization and membership • Sustainability

The Audit Committee discusses with management risk assessment and risk management policies. With respect to cybersecurity risk oversight, senior members of Enterprise Risk Management, Information Protection and Internal Audit provide detailed, regular reports on cybersecurity matters to the Board, primarily through the Audit Committee, which has principal responsibility for oversight of cybersecurity risk. The topics covered by these updates include the Company's activities, policies and procedures to prevent, detect and respond to cybersecurity incidents, as well as lessons learned from internal and external testing of our cyber defenses. The Audit Committee is provided with updates on technology and cybersecurity risks at least four times annually, including annual reviews of the Company's cybersecurity program and technology risks and controls, and bi-annual updates on operational risks (in spring and fall). Given its importance, the full Board is invited to attend the annual cybersecurity program and time is reserved at each Audit Committee meeting for cybersecurity technology matters that warrant discussion between the standing sessions.

FIRMCo oversees the investment, financial, and risk management activities of the Company and has oversight of all risks that do not fall within the oversight responsibility of any other standing committee. FIRMCo is also briefed on the Company’s risk profile and risk management activities and also oversees business risk related to cyber insurance products. Enterprise Risk Management provides FIRMCo with an assessment of cybersecurity insurance risk once per year.

The Audit Committee, FIRMCo and the full Board are apprised of developments in the external environment and business strategies that present additional potential cyber risk exposure to the Company, such as modifications to on-line platforms and expanded use of cloud-based applications, on an ongoing, as-needed basis. As a result, cybersecurity and cyber risk are typically discussed more frequently than the annual minimum requirements.

For a detailed discussion of management's day-to-day management of risks, including sources, impact and management of specific categories of risk, see Part II - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2023.
BOARD AND SHAREHOLDER MEETING ATTENDANCE
During 2023, the Board met 6 times, with each of the directors attending 75% or more of the aggregate number of meetings of the Board and the committees on which they served. We encourage our directors to attend the Annual Meeting of Shareholders, and all directors attended the virtual Annual Meeting of Shareholders held on May 17, 2023.

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BOARD AND GOVERNANCE MATTERS

SHAREHOLDER ENGAGEMENT
Our Board and management value shareholder views and engage with shareholders in different ways throughout the year to solicit feedback. Management routinely speaks with analysts and investors at investor conferences and other formal events, as well as in group and one-on-one meetings. In addition, management and our Lead Director engage with shareholders on governance, compensation and sustainability issues to understand their concerns and ensure our practices align with shareholder inerests. In the fall of 2023, management reached out to shareholders representing approximately 58% of shares outstanding and had discussions with, or received written feedback from, shareholders representing approximately 43% of shares outstanding. Discussions with management continue to be very positive, with shareholders highly engaged and knowledgeable on the discussion topics and providing positive feedback with regard to our sustainability practices and disclosures, board composition and effectiveness, and our compensation program design and metrics.
TALENT DEVELOPMENT AND SUCCESSION PLANNING
Talent development and succession planning are important parts of the Board’s governance responsibilities. The CEO and independent directors conduct an annual review of succession and continuity plans for the CEO. Succession planning includes the identification and development of potential successors, policies and principles for CEO selection, and plans regarding succession in the case of an emergency or the retirement of the CEO. Each year, the Compensation Committee reviews succession and continuity plans for the CEO and each member of the executive leadership team that reports to the CEO. The Compensation Committee’s charter requires that it discuss the results of these reviews with the independent directors and/or the CEO. However, given the importance of the topic and the engagement of the full Board on the issue, all directors are invited to these sessions. The full Board routinely meets and interacts with employees who have been identified as potential future leaders of the Company.
In recent years, the Board's robust talent development and succession planning efforts have resulted in the seamless and well-managed transition of internal candidates into the Company’s most senior roles, including the internal promotions of executives to the roles of Head of Commercial Lines; Head of Middle and Large Commercial; Head of Small Commercial; Head of Personal Lines; General Counsel; Controller; Head of Technology, Data, Analytics & Information Security; and Chief Ethics and Compliance Officer.
BUSINESS ETHICS AND CONDUCT

“We always strive to act with integrity and honesty and be accountable in everything we do.”
The Hartford's Code of Ethics and Business Conduct
Striving to do the right thing every day and in every situation is fundamental to our culture, and we are proud that we have received the following honors:
•Recognized fifteen times by The Ethisphere® Institute as one of the “World’s Most Ethical Companies”
•Listed as the top-ranked insurance company on JUST Capital and CNBC's list of America's Most "JUST" Companies for 2024 (sixth straight year recognized on the JUST 100 list)
•Recipient of the 2023 Catalyst Award, the premier global recognition of organizational DEI initiatives that drive representation and inclusion for women

We have adopted a Code of Ethics and Business Conduct, which applies to all employees, including our chief executive officer, chief financial officer and controller. We have also adopted a Code of Ethics and Business Conduct for Members of the Board of Directors (the “Board Code of Ethics”). These codes require that all of our employees and directors engage in honest and ethical conduct in performing their duties, provide guidelines for the ethical handling of actual or apparent conflicts of interest, and provide mechanisms to report unethical conduct. All employees certify annually that they have read the Code and fully understand their responsibilities. Directors certify compliance with the Board Code of Ethics annually.
We provide our employees with a comprehensive and ongoing educational program, including courses on our Code of Ethics and Business Conduct, potential conflicts of interest, privacy and information protection, marketplace conduct, and ethical decision-making. Hotlines and online portals have been established for employees, vendors, or others to raise potential code violations, including through anonymous reporting. Employees are encouraged to speak up whenever they have an ethics or compliance concern or question, and The Hartford's zero-tolerance policy for retaliation is strictly enforced.
POLITICAL ACTIVITIES
In 2023, The Hartford was again recognized as a top tier company and "trendsetter" in the CPA-Zicklin Index of Corporate Political Disclosure and Accountability for our clear disclosure of political spending, policies in place and oversight and governance of those policies. The Hartford participates in the Corporate Political Responsibility Taskforce, an organization that provides a unique forum to help companies better align their political influence with their commitments to values, purpose, sustainability and stakeholders.

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BOARD AND GOVERNANCE MATTERS
We believe in supporting the institutions that underlie a healthy democracy and the value of robust civic discourse. As a company, we follow a principled approach to determining when we engage in public policy. We do so when we have a legitimate and authentic interest as an insurance company and employer. We also seek to align our engagement with our values, stated goals and stakeholders. We are transparent about our political activities, and remain committed to robust disclosure.

The Nominating Committee reviews the Company's political and lobbying policies and reports of political contributions annually. As part of our Code of Ethics and Business Conduct, we do not make corporate contributions to political candidates or parties, and we require that no portion of our dues paid to trade associations be used for political contributions. We do allow the use of corporate resources for non-partisan political activity, including voter education and registration. We have two political action committees (“PACs”), The Hartford Advocates Fund and The Hartford Advocates Federal Fund. The PACs are solely funded by voluntary contributions from eligible employees in management-level roles and directors. The PACs support candidates for federal and state office who are willing to listen to and understand our priorities, and promote practical, reasonable solutions to key public policy challenges. The PACs contribution guidelines have been expanded to include a focus on policymakers who demonstrate a record of operating in a bipartisan manner. The PACs also formalized a commitment to proactively educate lawmakers on The Hartford’s core values. Lastly, the PACs are driving increased transparency into our contribution strategy across the entire enterprise by providing the following information on its website: (1) contributions made by The Hartford's PACs; (2) our policy on corporate contributions for political purposes; and (3) annual dues, assessments and contributions of $25,000 or more to trade associations and coalitions. To learn more, please access our most current Political Activities Report, at https://ir.thehartford.com/corporate-governance/political-engagement.

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BOARD AND GOVERNANCE MATTERS
SUSTAINABILITY PRACTICES
Our view of corporate sustainability centers around developing business strategies and solutions to serve the current needs of our customers and other stakeholders, while embracing the necessary innovation and foresight to ensure we are able to meet those needs in the decades to come. In embracing this long-term view, we seize opportunities and navigate risks that emerge from environmental, social and governance ("ESG") issues and we embed related principles into our businesses and operations to drive value creation for our shareholders and sustainable value for all our stakeholders.

ENVIRONMENT

We recognize the risks that climate change poses to people, businesses and communities and understand the role our industry plays in managing and mitigating those risks. We are committed to reducing our own environmental impact and supporting customers and business partners as we collectively transition to a greener society.

SOCIAL | EMPLOYEES

Responsible growth rests with attracting, developing, and retaining top talent, talent which reflects and understands the needs and aspirations of the diverse customers and communities that we serve. We believe that this can only be achieved if everyone feels able to bring their authentic selves to work, and we are committed to creating an inclusive culture in which all employees can thrive, and help the Company achieve its financial and sustainability objectives.

SOCIAL | CUSTOMERS

Putting customers first is our top priority. Our insight-led products and commitment to empathetic, high-quality service bring peace of mind to our customers and support them through the most challenging of times; while empowering them to build resilience to future incidents.

GOVERNANCE Doing the right thing every day is core to our character– and we are proud of our reputation for being a company that places ethics and integrity above all else.

SOCIAL | COMMUNITY

Our purpose of underwriting human achievement transcends the products and services we offer to include using our knowledge, data, people and resources to make positive contributions to society. Our community engagement is focused on advancing equity, addressing the critical needs of our neighbors, enabling human achievement, and supporting the causes our employees care about most.

Our Sustainability Strategy

Successfully executing on our sustainability strategy involves further integration of these principles and practices across the enterprise. As we undertake that work, we are guided by four foundational pillars that support our corporate purpose of underwriting human achievement. In a complex and dynamic environment, these strategic pillars will guide and organize our efforts as we continue to leverage the strengths of our businesses to deliver long-term sustainable value for our stakeholders while contributing positively to society at large.

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BOARD AND GOVERNANCE MATTERS

UNDERWRITING HUMAN ACHIEVEMENT
Supporting Resiliency and Entrepreneurship for our Customers and Communities	Improving Health and Well-being	Delivering Inclusive Growth	Advancing the Energy Transition and Reducing Emissions
We aspire to build resilient and entrepreneurial communities that can adapt rapidly to changing circumstances and mitigate risks before they take place	We promote mental and physical prosperity by providing our customers, employees and communities with tools to improve their lives and the lives of their families	We promote a more diverse and inclusive world by providing resources and opportunities to our diverse customers, business partners and employees
We support the energy transition by providing risk-transfer services to low carbon technologies and transitioning companies; we reduce our emissions and help our customers and business partners achieve their goals

We have a proud, purpose-driven history of sustainability performance. We’ve delivered on an action-oriented strategy, catalyzed by the setting and achievement of ambitious goals and intended to create long-term shareholder value and to contribute positively to society at large.

For additional detail on our sustainability efforts and performance, please access the Corporate Sustainability section of our website. Our most recent Sustainability Report and our TCFD, SASB, and EEO-1 reports are all available at: https://www.thehartford.com/about-us/corporate-sustainability.

Sustainability Governance
Under our Corporate Governance Guidelines, the full Board retains oversight responsibility for The Hartford's sustainability strategy and profile, including its management of ESG-related activities and issues. Specifically, the Board has the goal of overseeing the company’s journey to operationalizing and embedding sustainability principles into broader enterprise strategy – adapting to the continued rise of stakeholder capitalism and how business lines are managing ESG risks and seizing opportunities. In furtherance of that oversight, the Board receives and provides input on a "deep dive" report on at least one sustainability topic annually. In addition to the Board's oversight responsibility of substantive ESG topics, the Nominating Committee retains oversight of the company’s sustainability governance framework, including processes related to ESG activities.

The Company has now implemented its go-forward sustainability governance framework. This comprised the appointment of our first Chief Sustainability Officer and the establishment of an Office of Sustainability, with experts dedicated to managing and facilitating ESG work across the enterprise. The company's Sustainability Governance Committee, a management committee comprised of senior leaders from across the enterprise, sets and helps drive execution of the company's sustainability strategy. The Sustainability Governance Committee was reconstituted in 2022 with increased C-level participation, and formal lines were built to dedicated subcommittees aligned to our core sustainability priorities, including climate risk, underwriting and investments, and DEI. This fortified structure lets us optimize our identification, assessment, and escalation of ESG risks and opportunities no matter where they arise. The Sustainability Governance Committee meets five times a year.

2024 Proxy Statement	27

BOARD AND GOVERNANCE MATTERS
DIRECTOR COMPENSATION
We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. Members of the Board who are employees of The Hartford or its subsidiaries are not compensated for service on the Board or any of its committees.
For the 2023-2024 Board service year, non-management directors received a $110,000 annual cash retainer and a $180,000 annual equity grant of restricted stock units (“RSUs”). In September 2022, following a market assessment, the Board increased the FIRMCo Chair retainer from $25,000 to $35,000, the Compensation Committee Chair retainer from $25,000 to $30,000, the Nominating Committee Chair retainer from $20,000 to $25,000 and the Lead Director retainer from $40,000 to $50,000 to bring those retainers to market levels effective for the 2023-2024 Board service year.
ANNUAL CASH FEES
Cash compensation for the 2023-2024 Board service year beginning on May 17, 2023, the date of the 2023 Annual Meeting of Shareholders, and ending on May 15, 2024, the date of the 2024 Annual Meeting, is set forth below. Directors may elect to defer all or part of the annual Board cash retainer and any Committee Chair or Lead Director cash retainer into RSUs, to be distributed as common stock following the end of the director’s Board service.

Director Compensation Program	Annual Cash Compensation
Annual Cash Retainer	$110,000
Committee Chair Retainer: Audit	$35,000
Committee Chair Retainer: FIRMCo	$35,000
Committee Chair Retainer: Compensation	$30,000
Committee Chair Retainer: Nominating	$25,000
Lead Director Retainer	$50,000
ANNUAL EQUITY GRANT
In 2023, directors received an annual equity grant of $180,000, payable solely in RSUs pursuant to The Hartford 2020 Stock Incentive Plan. Directors may not sell, exchange, transfer, pledge, or otherwise dispose of the RSUs.
The RSUs vest and are distributed as common stock at the end of the Board service year, unless the director has elected to defer distribution until the end of Board service. Resignation from the Board will result in a forfeiture of all unvested RSUs at the time of such resignation unless otherwise determined by the Compensation Committee. However, RSUs will automatically vest upon the occurrence of any of the following events: (a) retirement from service on the Board in accordance with our Corporate Governance Guidelines; (b) death of the director; (c) total disability of the director; (d) resignation by the director under special circumstances where the Compensation Committee, in its sole discretion, consents to waive the remaining vesting period; or (e) a “change of control,” as defined in the 2020 Stock Incentive Plan. Outstanding RSUs are credited with dividend equivalents equal to dividends paid to holders of our common stock.
OTHER
We provide each director with $100,000 of group life insurance coverage and $750,000 of accidental death and dismemberment and permanent total disability coverage while they serve on the Board. We also reimburse directors for travel and related expenses they incur in connection with their Board and committee service.
STOCK OWNERSHIP GUIDELINES AND RESTRICTIONS ON TRADING
The Board has established stock ownership guidelines for each director to obtain, by the third anniversary of the director’s appointment to the Board, an ownership position in our common stock equal to five times the total annual cash retainer (including cash retainers paid for committee chair or Lead Director responsibilities). All directors with at least three years of Board service met the stock ownership guidelines as of December 31, 2023.
Our insider trading policy contains a robust prohibition against directors engaging in hedging, monetization, derivative, speculative and similar transactions involving company securities, including holding stock in a margin account or pledging stock as collateral for a loan, and permits directors to engage in transactions involving The Hartford's equity securities only through: (1) a pre-established trading plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (2) during “trading windows” of limited duration following: (a) the public release of the Company's financial results for the most recently completed fiscal period, and (b) a determination by the Company that the director is not in possession of material non-public information. Even if pre-clearance is granted, directors must make an independent determination that they do not possess material non-public information. In addition, our insider trading policy grants us the ability to suspend trading of our equity securities by directors.

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BOARD AND GOVERNANCE MATTERS
DIRECTOR SUMMARY COMPENSATION TABLE
We paid the following compensation to directors for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Larry D. De Shon(3)	139,400	180,000	1,427	320,827
Carlos Dominguez	110,000	180,000	2,159	292,159
Trevor Fetter	160,000	180,000	1,427	341,427
Donna James	110,000	180,000	2,159	292,159
Kathryn A. Mikells(4)	145,000	—	914	145,914
Edmund Reese(5)	110,000	180,000	13,033	303,033
Teresa W. Roseborough	135,000	180,000	2,159	317,159
Virginia P. Ruesterholz	110,000	180,000	1,427	291,427
Matthew E. Winter	140,000	180,000	2,159	322,159
Greig Woodring	145,000	180,000	3,107	328,107
(1)Directors Fetter and Reese each elected to receive deferred vested RSUs in lieu of cash compensation. The vested RSUs will be distributed as common stock following the end of the director's Board service.
(2)These amounts reflect the aggregate grant date fair value of RSU awards granted during the fiscal year ended December 31, 2023.
(3)Larry De Shon replaced Kathryn Mikells as FIRMCo Committee chair in July 2023, resulting in a pro rata FIRMCo Committee Chair Retainer of $29,400 for 10 months service.
(4)Ms. Mikells resigned from the Board effective July 15, 2023.
(5)For Director Reese, all other compensation includes the value of insurance coverages, use of corporate aircraft not requiring reimbursement to the Company ($11,491) and other expenses associated with his spouse's attendance at a Board function.

DIRECTOR COMPENSATION TABLE—OUTSTANDING EQUITY
The following table shows the number and value of unvested equity awards outstanding as of December 31, 2023. The value of these unvested awards is calculated using a market value of $80.38, the NYSE closing price per share of our common stock on December 29, 2023. The numbers have been rounded to the nearest whole dollar or share. The following table does not include vested RSUs granted at a director's election in lieu of the annual cash retainer.

	Stock Awards(1)
Name	Stock Grant Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Larry D. De Shon	7/31/2023	2,519	202,477
Carlos Dominguez	7/31/2023	2,519	202,477
Trevor Fetter	7/31/2023	2,519	202,477
Donna James	7/31/2023	2,519	202,477
Edmund Reese	7/31/2023	2,519	202,477
Teresa W. Roseborough	7/31/2023	2,519	202,477
Virginia P. Ruesterholz	7/31/2023	2,519	202,477
Matthew E. Winter	7/31/2023	2,519	202,477
Greig Woodring	7/31/2023	2,519	202,477
(1)Additional stock ownership information is set forth in the beneficial ownership table on page 77.
(2)The RSUs were granted on July 31, 2023, the second trading day following the filing of our Form 10-Q for the quarter ended June 30, 2023.
(3)The number of RSUs for each award was determined by dividing $180,000 by $71.88, the closing price of our common stock as reported on the NYSE on the date of the award. The number shown also reflects dividend equivalents credited to outstanding RSUs. The RSUs will vest on May 15, 2024, and will be distributed at that time in shares of the Company’s common stock unless the director had previously elected to defer distribution of all or a portion of their annual RSU award until the end of Board service.  Directors Fetter and Reese have made elections to defer distribution of 100% of their RSU award.

2024 Proxy Statement	29

BOARD AND GOVERNANCE MATTERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Board has adopted a Policy for the Review, Approval or Ratification of Transactions with Related Persons. This policy requires our directors and Section 16 executive officers to promptly disclose any actual or potential material conflict of interest to the Chair of the Nominating Committee and the Chairman for evaluation and resolution. If the transaction involves a Section 16 executive officer or an immediate family member of a Section 16 executive officer, the matter must also be disclosed to our General Auditor or Director of Compliance for evaluation and resolution.
We did not have any transactions requiring review under this policy during 2023.
COMMUNICATING WITH THE BOARD
Shareholders and other interested parties may communicate with directors by contacting Terence Shields, Corporate Secretary of The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155. The Corporate Secretary will relay appropriate questions or messages to the directors. Only items related to the duties and responsibilities of the Board will be forwarded.
Anyone interested in raising a complaint or concern regarding accounting issues or other compliance matters directly with the Audit Committee may do so anonymously and confidentially by contacting EthicsPoint:

By internet	By telephone	By mail

Visit 24/7 www.ethicspoint.com	1-866-737-6812 (U.S. and Canada) 1-866-737-6850 (all other countries)	The Hartford c/o EthicsPoint P.O. Box 230369 Portland, Oregon 97281

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BOARD AND GOVERNANCE MATTERS
DIRECTOR NOMINEES
Ten individuals will be nominated for election as directors at the Annual Meeting. The terms of office for each elected director will run until the next annual meeting of shareholders and until their successor is elected and qualified, or until their earlier death, retirement, resignation or removal from office.
In accordance with our Corporate Governance Guidelines, each director has submitted a contingent, irrevocable resignation that the Board may accept if the director fails to receive more votes “for” than “against” in an uncontested election. In that situation, the Nominating Committee (or another committee comprised of at least three non-management directors) would make a recommendation to the Board about whether to accept or reject the resignation. The Board, not including the subject director, will act on this recommendation within 90 days from the date of the Annual Meeting, and we will publicly disclose the Board's decision promptly thereafter.
If for any reason a nominee should become unable to serve as a director, either the shares of common stock represented by valid proxies will be voted for the election of another individual nominated by the Board, or the Board will reduce the number of directors in order to eliminate the vacancy.
The Nominating Committee believes that each director nominee has an established record of accomplishment in areas relevant to our business and objectives, and possesses the characteristics identified in our Corporate Governance Guidelines as essential to a well-functioning and deliberative governing body, including integrity, independence and commitment. Other experience, qualifications and skills the Nominating Committee looks for include the following:

Experience / Qualification	Relevance to The Hartford
Leadership	Experience in significant leadership positions provides us with new insights, and demonstrates key management disciplines that are relevant to the oversight of our business.
Insurance and Financial Services Industries	Extensive experience in the insurance and financial services industries provides an understanding of the complex regulatory and financial environment in which we operate and is highly important to strategic planning and oversight of our business operations.
Digital/Technology	Digital and technology expertise is important in light of the speed of digital progress and the development of disruptive technologies both in the insurance industry and more broadly.
Corporate Governance	An understanding of organizations and governance supports management accountability, transparency and protection of shareholder interests.
Risk Management	Risk management experience is critical in overseeing the risks we face today and those emerging risks that could present in the future.
Finance and Accounting	Finance and accounting experience is important in understanding and reviewing our business operations, strategy and financial results.
Business Operations and Strategic Planning	An understanding of business operations and processes, and experience making strategic decisions, are critical to the oversight of our business, including the assessment of our operating plan and business strategy.
Regulatory	An understanding of laws and regulations is important because we operate in a highly regulated industry and we are directly affected by governmental actions.
Human Capital Management	We place great importance on attracting and retaining superior talent, and motivating employees to achieve desired enterprise and individual performance objectives.
The Nominating Committee believes that our current Board is a diverse group whose collective experiences and qualifications bring a variety of perspectives to the oversight of The Hartford. All of our directors hold, or have held, senior leadership positions in large, complex corporations and/or charitable and not-for-profit organizations. In these positions, they have demonstrated their leadership, intellectual and analytical skills and gained deep experience in core disciplines significant to their oversight responsibilities on our Board. Their roles in these organizations also permit them to offer senior management a diverse range of perspectives about the issues facing a complex financial services company like The Hartford. Key qualifications, skills and experience our independent directors bring to the Board that are important to the oversight of The Hartford are identified and described in the matrix and nominee biographies below:

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BOARD AND GOVERNANCE MATTERS

Independent Director:	Larry De Shon	Carlos Dominguez	Trevor Fetter	Donna James	Edmund Reese	Teresa Roseborough	Virginia Ruesterholz	Matthew Winter	Greig Woodring
COMPETENCIES
Public Company CEO/ President Experience	✓	✓	✓				✓	✓	✓
CFO Experience/Finance and Accounting	✓		✓	✓	✓			✓	✓
Leadership Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
Insurance Industry Experience				✓		✓		✓	✓
Financial Services Industry Experience				✓	✓	✓		✓	✓
Digital/ Technology	✓	✓			✓		✓
Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓
Business Operations/ Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory			✓	✓	✓	✓	✓	✓	✓
Human Capital Management	✓	✓	✓	✓	✓	✓	✓	✓	✓

LARRY D. DE SHON INDEPENDENT
Professional highlights:
• Avis Budget Group, Inc.
–President (2017-2019)
–Chief Executive Officer and Chief Operating Officer (2016-2019)
–President and Chief Operating Officer (Oct. 2015-Dec. 2015)
–President, International (2011-Oct. 2015)
–Executive Vice President, Operations (2006-2011)
• UAL Corporation (parent of United Airlines)
–Positions of increasing responsibility, including Senior Vice President positions in marketing, on-board service and global airport operations (1978-2006)

Director since: 2020
Age: 64
Committees:
• Audit
• FIRMCo (Chair)
• Nominating
Other public company directorships:
• United Rentals, Inc. (2021-present)
• Air New Zealand (2020-present)
• Avis Budget Group, Inc. (2015-2019)

Skills and qualifications relevant to The Hartford:
As a former chief executive officer and director of Avis Budget Group, Mr. De Shon provides extensive leadership and corporate governance experience, deep operating skills and international expertise. He has successfully led organizations through times of disruption and global transformations, developed innovative solutions to strengthen his companies’ positions in the marketplace and modernized systems for better customer and employee experiences. At Avis Budget Group Mr. De Shon created the first end-to-end digital car rental experience, migrated the platform to the cloud, and built one of the largest connected car fleets in the world. In addition, he oversaw businesses in Europe, the Middle East, Africa, Asia, Australia and New Zealand. Prior to joining Avis, Mr. De Shon had a 28-year career with United Airlines, most recently leading an organization of 23,000 employees in 29 countries.

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BOARD AND GOVERNANCE MATTERS

CARLOS DOMINGUEZ INDEPENDENT
Professional highlights:
• Sprinklr Inc.
–Vice Chairman of the Board and Lead Evangelist (2020-2022)
–President (2015-2020)
–Chief Operating Officer (2015-2018)
• Cisco Systems, Inc.
–Senior Vice President, Office of the Chairman and Chief Executive Officer (2008-2015)
–Senior Vice President, Worldwide Service Provider Operations (2004-2008)
–Vice President, U.S. Network Services Provider Sales (1999-2004)
–Positions of increasing responsibility in operations and sales (1992-1999)
Director since: 2018 Age: 65 Committees: • Compensation • FIRMCo • Nominating Other public company directorships: • PROS Holdings, Inc. (2020-present) • Medidata Solutions, Inc. (2008-2019)
Skills and qualifications relevant to The Hartford:
Mr. Dominguez has more than 30 years of enterprise technology experience. He provides extensive and relevant digital expertise as The Hartford focuses on data analytics and digital capabilities to continuously improve the way it operates and delivers value to customers. As President of Sprinklr Inc., Mr. Dominguez guided strategic direction and led the marketing, sales, services, and partnerships teams for a leading social media management company. Prior to joining Sprinklr, he spent seven years as a technology representative for the Chairman and CEO of Cisco Systems, Inc. In this role, Mr. Dominguez engaged with senior executives in the Fortune 500 and government leaders worldwide, sharing insights on how to leverage technology to enhance and transform their businesses. In addition, he led the creation and implementation of Cisco's Innovation Academy, which delivered innovation content to Cisco employees globally.

TREVOR FETTER INDEPENDENT — LEAD DIRECTOR
Professional highlights:
• Senior Lecturer, Harvard Business School (Jan. 2019-present)
• Tenet Healthcare Corporation
–Chairman (2015-2017)
–Chief Executive Officer (2003-2017)
–President (2002-2017)
• Chairman and Chief Executive Officer, Broadlane, Inc. (2000-2002)
• Chief Financial Officer, Tenet Healthcare Corporation (1996-2000)
Director since: 2007 Age: 64 Committees: • Compensation • FIRMCo Other public company directorships: • None
Skills and qualifications relevant to The Hartford:
Mr. Fetter has nearly two decades of experience as chief executive officer of public and private companies. He has demonstrated his ability to lead the management, strategy and operations of complex organizations. As a Senior Lecturer at Harvard Business School, he teaches leadership and corporate accountability and financial reporting and control. He provides significant experience in corporate finance and financial reporting acquired through senior executive finance roles, including as a chief financial officer of a publicly traded company. He has experience navigating complex regulatory frameworks as the president and chief executive officer of a highly-regulated, publicly traded healthcare company. Since 2017, Mr. Fetter has served as The Hartford's lead director, providing strong independent Board leadership. He also has extensive corporate governance expertise from his service as director of large public companies, including four years as Chairman of the Board’s Nominating and Corporate Governance Committee.

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BOARD AND GOVERNANCE MATTERS

DONNA A. JAMES INDEPENDENT
Professional highlights:
• Lardon & Associates, LLC
–President and Chief Executive Officer (2006-present)
• Nationwide Mutual Insurance and Financial Services
–President, Nationwide Strategic Investments (2003-2006)
–Positions of increasing responsibility, including Executive Vice President – Chief Administrative Officer; Co-President Shared Services; Executive Vice President Human Resource; and Vice President Office of the Chief Executive Officer (1993-2003)

Director since: 2021
Age: 66
Committees:
• Audit
• FIRMCo
• Nominating

Other public company directorships:
• Boston Scientific, Inc. (2015-2023)
• Victoria's Secret (2021-present)
• American Electric Power (2022-present)
• L Brands, Inc. (2003-2021)

Skills and qualifications relevant to The Hartford:
Ms. James brings to the Board extensive insurance-industry experience in a range of functions, including accounting, investing, operations, treasury and human resources. She is president and CEO of Lardon & Associates, a business-advisory firm specializing in corporate governance, new business development, strategy, and financial and risk management. She had a 25-year career with Nationwide Mutual Insurance Company, culminating in the role of president of strategic investments. Before that, she held a variety of positions, including chief administrative officer, chief human resources officer, assistant to the CEO and director of operations and treasury services. Ms. James has significant corporate governance experience by virtue of her service on several major public company boards, including as audit committee chair.

EDMUND REESE INDEPENDENT
Professional highlights:
• Broadridge Financial Solutions, Inc.
         – Chief Financial Officer (2020-present)
• American Express Company
          – Chief Financial Officer, Global Consumer Services
              & Senior Vice President (2019-2020)
          – Positions of increasing responsibility in investor
              relations, consumer services, and finance
              (2009-2019)
• Merrill Lynch & Co., Inc.
–Client Coverage Group: US Advisory Director, Chief Financial Officer (2007-2009)
–Positions of increasing responsibility in banking, investments, and finance (2005-2007)
• Citigroup Smith Barney
            – Corporate Client Group/Stock Plan Services: Vice
                President & Chief Financial Officer (2003-2005)
            – Positions of increasing responsibility in strategy
                and finance (1998-2003)

Director since: 2022 Age: 49 Committees: • Audit • FIRMCo Other public company directorships: • None
Skills and qualifications relevant to The Hartford:
Mr. Reese is the chief financial officer for Broadridge Financial Solutions, Inc., a global fintech leader that helps clients transform their businesses with technology solutions that power trading, investor communications and corporate governance. Previously, he served as Chief Financial Officer and Senior Vice President of American Express Company’s Global Consumer Services division, where he played a key role in the success of the consumer business. His extensive senior leadership experience with several trusted and admired companies demonstrates his ability to lead the financial management of complex global organizations. He brings to the Board deep experience in areas relevant to our business, including investments, financial reporting, strategic planning, operations and product launches.

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BOARD AND GOVERNANCE MATTERS

TERESA WYNN ROSEBOROUGH INDEPENDENT
Professional highlights:
• Executive Vice President, General Counsel and Corporate Secretary, The Home Depot (2011-present)
• Senior Chief Counsel Compliance & Litigation and Deputy General Counsel, MetLife, Inc. (2006-2011)
• Partner, Sutherland, Asbill & Brennan LLP (1996-2006)
• Deputy Assistant Attorney General, Office of Legal Counsel, U.S. Department of Justice (1994-1996)
Director since: 2015 Age: 65 Committees: • Compensation • FIRMCo • Nominating (Chair) Other public company directorships: • None
Skills and qualifications relevant to The Hartford:
Ms. Roseborough has over three decades of experience as a senior legal advisor in government, law firm and corporate settings. She has experience as a senior leader responsible for corporate compliance matters at major publicly traded companies and as an attorney focused on complex litigation matters, including before the U.S. Supreme Court. She provides extensive regulatory experience acquired as a government attorney providing legal counsel to the White House and all executive branch agencies, as well as corporate governance expertise from service as General Counsel and Corporate Secretary of a publicly-traded company. Ms. Roseborough also has in-depth knowledge of the financial services industry gained through senior legal positions at MetLife, Inc., a major provider of insurance and employee benefits.

VIRGINIA P. RUESTERHOLZ INDEPENDENT
Professional highlights:
• Verizon Communications, Inc.
–Executive Vice President (Jan. 2012-Jul. 2012)
–President, Verizon Services Operations (2009-2011)
–President, Verizon Telecom (2006-2008)
–President, Verizon Partner Solutions (2005-2006)
• Positions of increasing responsibility in operations, sales and customer service, New York Telephone (1984-2005)
Director since: 2013 Age: 62 Committees: • Compensation • FIRMCo • Nominating Other public company directorships: • Bed Bath & Beyond Inc. (2017-2022) • Frontier Communications Corporation (2013-2019)
Skills and qualifications relevant to The Hartford:
Ms. Ruesterholz has held a variety of senior executive positions, including as Executive Vice President at Verizon Communications and President of the former Verizon Services Operations. As a senior leader of a Fortune 100 company, she has held principal oversight responsibility for key strategic initiatives, navigated the regulatory landscape of large-scale operations, and led an organization with over 25,000 employees. Ms. Ruesterholz provides vast experience in large-scale operations, including sales and marketing, customer service, technology and risk management. Ms. Ruesterholz also brings to the Board substantial financial and strategic expertise acquired as president of various divisions within Verizon and is currently a Trustee of the Board of Stevens Institute of Technology where she served as Chairman of the Board from 2013-2018.

2024 Proxy Statement	35

BOARD AND GOVERNANCE MATTERS

CHRISTOPHER J. SWIFT — CHAIRMAN
Professional highlights:
• The Hartford Financial Services Group, Inc.
–Chairman (2015-present)
–Chief Executive Officer (2014-present)
–Executive Vice President and Chief Financial Officer (2010-2014)
• Vice President and Chief Financial Officer, Life and Retirement Services, American International Group, Inc. (2003-2010)
• Partner, KPMG, LLP (1999-2003)
• Executive Vice President, Conning Asset Management, General American Life Insurance Company (1997-1999)
• KPMG, LLP
–Partner (1993-1997)
–Auditor (1983-1993)
Director since: 2014 Age: 63 Committees: • FIRMCo Other public company directorships: • Citizens Financial Group, Inc. ( 2021-present)
Skills and qualifications relevant to The Hartford:
Mr. Swift has over 30 years of experience in the financial services industry, with a focus on insurance. As Chairman and CEO of The Hartford, he brings to the Board unique insight and knowledge into the complexities of our businesses, relationships, competitive and financial positions, senior leadership and strategic opportunities and challenges. Mr. Swift leads the execution of our strategy, directs capital management actions and strategic investments, and oversees the continuous strengthening of the Company’s leadership pipeline. In his prior role as The Hartford's Chief Financial Officer, he led the team that developed the Company’s go-forward strategy. He is a certified public accountant with experience working at a leading international accounting firm, including serving as head of its Global Insurance Industry Practice.

MATTHEW E. WINTER INDEPENDENT
Professional highlights:
• The Allstate Corporation
–President (2015-2018)
–President, Allstate Personal Lines (2013-2015)
–President and Chief Executive Officer, Allstate Financial (2009-2012)
• American International Group, Inc.
–Vice Chairman (Apr. 2009-Oct. 2009)
–President and CEO, of AIG American General (2006-2009)
• Massachusetts Mutual Life Insurance Company
–Executive Vice President (2002-2006)
–Positions of increasing responsibility (1996-2002)
Director since: 2020 Age: 67 Committees: • Compensation (Chair) • FIRMCo Other public company directorships: • ADT Inc. (2018-present) • H&R Block, Inc. (2017-present)
Skills and qualifications relevant to The Hartford:
As President of The Allstate Corporation, Mr. Winter oversaw the complete range of Allstate’s P&C and life insurance products and was responsible for business operations, including field offices located across the U.S. and in Canada, and distribution through Allstate and independent agencies. He brings to the Board significant expertise in areas relevant to our business, including operations, distribution and risk management, gained from over 25 years as a senior leader in the insurance industry. Before joining Allstate, Mr. Winter held numerous senior executive positions at large insurance providers, including as vice chairman of American International Group, where he was responsible for a number of business units with global reach; and executive vice president at Massachusetts Mutual Life Insurance Company, where he led the company's domestic insurance businesses. In addition, he spent more than 12 years on active duty with the United States Army and also practiced law for several years before joining the insurance industry.

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BOARD AND GOVERNANCE MATTERS

GREIG WOODRING INDEPENDENT
Professional highlights:
• Reinsurance Group of America
–President and Chief Executive Officer (1993-2016)
• General American Life Insurance Company
–Executive Vice President (1992-1993)
–Head of Reinsurance (1986-1992)
–Positions of increasing responsibility (1979-1986)
Director since: 2017 Age: 72 Committees: • Audit (Chair) • FIRMCo Other public company directorships: • None
Skills and qualifications relevant to The Hartford:
Mr. Woodring brings significant and valuable insurance industry and leadership experience to the Board, demonstrated by his more than two decades leading Reinsurance Group of America, Incorporated (RGA), a leading life reinsurer with global operations. During his tenure, RGA grew to become one of the world’s leading life reinsurers, with offices in 26 countries and annual revenues of more than $10 billion. Mr. Woodring has demonstrated skills in areas that are relevant to the oversight of the company, including risk management, finance, and operational expertise. Mr. Woodring serves on the Executive Council of the International Insurance Society and is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

2024 Proxy Statement	37

AUDIT MATTERS

ITEM 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
In accordance with its Board-approved charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the company’s financial statements. The Audit Committee has appointed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. D&T has been retained as the Company’s independent registered public accounting firm since 2002. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm.

In selecting D&T for fiscal year 2024, the Audit Committee carefully considered, among other items:
• The professional qualifications of D&T, the lead audit partner and other key engagement partners;
• D&T’s depth of understanding of the Company’s businesses, accounting policies and practices and internal control over financial reporting;
• D&T’s quality controls and its processes for maintaining independence;
• The appropriateness of D&T’s fees for audit and non-audit services; and
• D&T’s commitment to diversity & inclusion.

The Audit Committee oversees and is ultimately responsible for the outcome of audit fee negotiations associated with the Company’s retention of D&T. In addition, when a rotation of the audit firm’s lead engagement partner is mandated, the Audit Committee and its chair are directly involved in the selection of D&T’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of D&T to serve as the Company’s independent external auditor is in the best interests of the Company and its investors.

Although shareholder ratification of the appointment of D&T is not required, the Board requests ratification of this appointment by shareholders. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain D&T.

Representatives of D&T will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

✓
The Board recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024

FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table presents fees for professional services provided by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) for the years ended December 31, 2023 and 2022.

	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit fees	$11,273,000	$10,572,000
Audit-related fees(1)	$1,598,000	$1,046,000
Tax fees(2)	$60,000	$68,000
All other fees(3)	$68,000	$650,000
Total	$12,999,000	$12,336,000
(1)Fees principally consisted of procedures related to internal control related services and regulatory filings.
(2)Fees principally consisted of tax compliance services.
(3)Fees pertain to permissible services not related to financial reporting.
The Audit Committee reviewed the non-audit services provided by the Deloitte Entities during 2023 and 2022 and concluded that they were compatible with maintaining the Deloitte Entities’ independence.

38	www.thehartford.com

AUDIT MATTERS
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has established policies requiring pre-approval of audit and non-audit services provided by the independent registered public accounting firm. These policies require that the Audit Committee pre-approve specific categories of audit and audit-related services annually.
The Audit Committee approves categories of audit services and audit-related services, and related fee budgets. For all pre-approvals, the Audit Committee considers whether such services are consistent with the rules of the SEC and the Public Company Accounting Oversight Board ("PCAOB") on auditor independence. The independent registered public accounting firm and management report to the Audit Committee on a timely basis regarding the services rendered by, and actual fees paid to, the independent registered public accounting firm to ensure that such services are within the limits approved by the Audit Committee. The Audit Committee’s policies require specific pre-approval of all tax services, internal control-related services and all other permitted services on an individual project basis.
As provided by its policies, the Audit Committee has delegated to its Chair the authority to address any requests for pre-approval of services between Audit Committee meetings, up to a maximum of $100,000. The Chair must report any pre-approvals to the full Audit Committee at its next scheduled meeting.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee currently consists of four independent directors, each of whom is “financially literate” within the meaning of the listing standards of the NYSE and an “audit committee financial expert” within the meaning of the SEC’s regulations. The Audit Committee oversees The Hartford's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. D&T, our independent registered public accounting firm for 2023, is responsible for expressing opinions that (1) our consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with generally accepted accounting principles and (2) we maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023.
In this context, the Audit Committee has:
(1)    Reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management;
(2)    Discussed with D&T the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
(3)    Received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with D&T the independent accountant’s independence.
Based on the review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Report Submitted: February 21, 2024
Members of the Audit Committee:
Greig Woodring, Chair
Larry De Shon
Donna James
Edmund Reese

2024 Proxy Statement	39

COMPENSATION MATTERS

ITEM 3 ADVISORY APPROVAL OF 2023 COMPENSATION OF NAMED EXECUTIVE OFFICERS
Section 14A of the Exchange Act provides our shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the rules of the SEC. We currently intend to hold these votes on an annual basis.

As described in detail in the Compensation Discussion and Analysis beginning on page 41, our executive compensation program is designed to promote long-term shareholder value creation and support our strategy by: (1) encouraging profitable organic growth and ROE performance while maintaining an ethical culture supported by industry-leading sustainability practices, (2) providing market-competitive compensation opportunities designed to attract and retain talent needed for long-term success, and (3) appropriately aligning pay with short- and long-term performance. The advisory vote on this resolution is not intended to address any specific element of compensation; rather, it relates to the overall compensation of our NEOs, as well as the philosophy, policies and practices described in this proxy statement. You have the opportunity to vote for, against or abstain from voting on the following resolution relating to executive compensation:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion contained in this proxy statement.

Because the required vote is advisory, it will not be binding upon the Board. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

✓
The Board recommends that shareholders vote “FOR” the above resolution to approve our compensation of named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion contained in this proxy statement.

40	www.thehartford.com

COMPENSATION DISCUSSION AND ANALYSIS
This section explains our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for the Named Executive Officers (“NEOs”) listed below. It also describes programs that apply to the CEO and all of his executive direct reports, other than senior executives directly supporting our Hartford Funds business who have an independent compensation program (collectively, “Senior Executives”).

Name	Title
Christopher Swift	Chairman and Chief Executive Officer
Beth Costello	Executive Vice President and Chief Financial Officer
David Robinson	Executive Vice President and General Counsel
Deepa Soni	Executive Vice President, Head of Technology, Data, Analytics & Information Security
Amy Stepnowski	Executive Vice President and Chief Investment Officer; President of HIMCO

EXECUTIVE SUMMARY
The Hartford’s mission is to provide people with the support and protection they need to pursue their unique ambitions, seize opportunity, and prevail through unexpected challenge. Our strategy to maximize value creation for all stakeholders focuses on advancing underwriting excellence, emphasizing digital capabilities, maximizing distribution channels, optimizing organizational efficiency, and embedding sustainability principles into our business to drive value creation while impacting society at large.
We endeavor to maintain and enhance our position as a market leader by leveraging our core strengths of underwriting excellence, risk management, claims, product development and distribution. We are investing in end-to-end transformation, advancing data, analytics, and digital capabilities across the organization to improve customer experience and strengthen our existing competitive advantages.
An ethical, people, and performance-driven culture drives our values. We are committed to maintaining and enhancing our inclusive culture and are proud of our reputation for ethics and integrity.

PURPOSE AND STRATEGIC PRIORITIES

2024 Proxy Statement	41

COMPENSATION MATTERS
2023 FINANCIAL RESULTS

Our 2023 financial results were excellent, reflecting lower net realized losses, improvements in both the group life and disability loss ratios, as well as an increase in earned premiums, higher net investment income, and a higher P&C underwriting gain. Full year net income available to common stockholders and core earnings* were $2.5 billion ($7.97 per diluted share) and $2.8 billion ($8.88 per diluted share), respectively. Net income and core earnings return on equity ("ROE")*† were 17.5% and 15.8%, respectively.

Highlighted below are year-over-year comparisons of our net income available to common stockholders and core earnings performance and our three-year net income ROE and core earnings ROE results. Core earnings is the primary determinant of our annual incentive plan ("AIP") funding, as described on page 46, and average annual core earnings ROE over a three-year performance period is the metric used for 50% of performance shares granted to Senior Executives, as described on page 49 (in each case, as adjusted for compensation purposes).

On January 1, 2023, the Company adopted the Financial Accounting Standards Board's ("FASB") long-duration targeted improvements ("LDTI") guidance, which was applied on a modified retrospective basis as of January 1, 2021. Other than Compensation Core Earnings and Compensation Core ROE, impacted prior periods in this document have been restated to reflect the adoption of LDTI. For additional information refer to Appendix A and Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements and Schedules in the Company's most recent Annual Report on Form 10-K.

YEAR-OVER-YEAR PERFORMANCE

THREE-YEAR PERFORMANCE

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COMPENSATION MATTERS
2023 BUSINESS PERFORMANCE

In February 2023, the Company provided outlooks for key business metrics, including those highlighted below. These outlooks were management's estimates for 2023 performance based on business, competitive, capital market, catastrophe and other assumptions, and supported the Company's 2023 operating plan. When setting the 2023 operating plan, both the Board and management concluded that the key business metrics highlighted below would only be achievable with superior execution to deliver strong business performance. Because performance relative to the outlooks is a major determinant of the formulaic AIP funding level, Senior Executives' interests are aligned with shareholders.
* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable GAAP measure, see Appendix A.
† Net income ROE represents net income available to common stockholders ROE.

Key business metrics for full year 2023 compared to outlooks provided in February 2023.
Commercial Lines	Personal Lines	Group Benefits
Combined ratio(1) of 89.6 was below the outlook of 90.5-92.5, with favorable prior accident year reserve development ("PYD"), partly offset by higher current accident year ("CAY") catastrophe ("CAT") losses.

Underlying combined ratio* of 87.8,
which excludes CAY CATs and PYD, was within the outlook of 87.0-89.0.

Combined ratio of 107.5 was above the outlook of 100.5-102.5, primarily due to a higher underlying loss and loss adjustment expense ratio, as well as unfavorable PYD and higher CAY CATs.

Underlying combined ratio of 99.3,
which excludes CAY CATs and PYD, was above the outlook of 93.0-95.0, primarily due to an increase in the underlying loss and loss adjustment expense ratio in automobile from higher than expected severity, partially offset by an improvement in the expense ratio due, in part, to lower marketing spend.

Net income margin was 7.7%, which was above the outlook of 6.0%-7.0%, primarily due to a favorable core earnings margin result, partly offset by net realized losses.

Core earnings margin* was 8.1%, which was above the outlook of 6.0%-7.0%, primarily due to growth in earned premium and favorable disability results, partially offset by higher than expected mortality.

(1) The combined ratio measures the cost of claims and expenses for every $100 of earned premiums. If the combined ratio is less than 100, the Company is making an underwriting profit.
* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable GAAP measure, see Appendix A.

TOTAL SHAREHOLDER RETURN
The following chart shows The Hartford's total shareholder return ("TSR") relative to  the 2023 Corporate Peer Group (provided on page 56), S&P 500 Insurance Composite, S&P P&C index and S&P 500.
Includes reinvestment of dividends.
COMPONENTS OF COMPENSATION AND PAY MIX
NEO compensation is heavily weighted toward variable compensation (including both annual and long-term incentives), where actual amounts earned may differ from target amounts based on company and individual performance. Each NEO has a target total compensation opportunity that is reviewed annually by the Compensation Committee (in the case of the CEO, by the independent directors) to ensure alignment with our compensation objectives and market practice.

2024 Proxy Statement	43

COMPENSATION MATTERS

Compensation Component	Description
Base Salary	• Fixed level of cash compensation based on market data, internal pay equity, experience, responsibility, expertise and performance
Annual Incentive Plan
• Variable cash award based primarily on annual company operating performance against a predetermined financial target and achievement of individual performance goals aligned with the company's strategic priorities

Long-Term Incentive Plan
• Variable awards granted based on individual performance and market data.
• Designed to drive long-term performance, align senior executive interests with shareholders, and foster retention.
• Award mix (50% performance shares and 50% stock options) rewards stock price performance, peer-relative shareholder returns (stock price and dividends) and operating performance.

Approximately 92% of CEO target annual compensation and approximately 80% of other NEO target annual compensation are variable based on performance, including stock price performance:

Target Pay Mix — CEO
Salary 8%	Annual Incentive 22%	Long-Term Incentive 70%

Variable with Performance: 92%

Target Pay Mix — Other NEOs
Salary 20%	Annual Incentive 30%	Long-Term Incentive 50%

Variable with Performance: 80%

2023 COMPENSATION DECISIONS

2023 Compensation Decisions	Rationale
The Compensation Committee approved an AIP funding level of 117% of target.
Performance against the pre-established Compensation Core Earnings target produced a formulaic AIP funding level of 117% of target (page 47). The Compensation Committee undertook its qualitative review of performance and concluded that the formulaic AIP funding level appropriately reflected 2023 performance. Accordingly, no adjustments were made.

The Compensation Committee certified a 2021-2023 performance share award payout at 200% of target.
The Company's average annual Compensation Core ROE during the performance period was 14.5%, resulting in a payout of 200% of target for the ROE component (50% of the award). The company's TSR during the period was at the 80th percentile of the performance peers, resulting in a 183% payout for the TSR component (50% of the award) (page 49). While the Company's strong performance against the financial metrics, combined with achievement of its diverse executive representation goals would have resulted in a total payout of 211% of target, the total payout is capped at 200% and the 2021-2023 performance share awards paid out at 200%.

44	www.thehartford.com

COMPENSATION MATTERS
The Compensation Committee (and, in the case of the CEO, the independent directors) approved the following compensation for each NEO:

	Base Salary		AIP Award		LTI Award		Total Compensation
NEO	2023	Change from 2022	2023	Change from 2022	2023	Change from 2022	2023	Change from 2022
Christopher Swift	$1,200,000	0.0%	$3,861,000	(13.0)%	$10,500,000	5.0%	$15,561,000	(0.5)%
Beth Costello	$775,000	0.0%	$1,579,500	(17.9)%	$2,425,000	(3.0)%	$4,779,500	(8.1)%
David Robinson	$650,000	0.0%	$994,500	(16.0)%	$1,800,000	(10.0)%	$3,444,500	(10.2)%
Deepa Soni	$700,000	7.7%	$936,000	(9.7)%	$1,400,000	12.0%	$3,036,000	3.4%
Amy Stepnowski	$600,000	9.1%	$1,287,000	(13.0)%	$1,100,000	10.0%	$2,987,000	(1.4)%
This table provides a concise picture of compensation decisions made in 2023, and highlights changes from 2022. Another view of 2023 compensation for the NEOs is available in the Summary Compensation Table on page 60.
COMPENSATION BEST PRACTICES
Our current compensation best practices include the following:

WHAT WE DO
✓	Compensation heavily weighted toward variable pay
✓	Senior Executives generally receive the same benefits as other full-time employees
✓	Double-trigger requirement for cash severance and equity vesting upon a change of control*
✓	Cash severance upon a change of control not to exceed 2x base salary + bonus
✓	Independent compensation consultant
✓	Risk mitigation in plan design and annual review of compensation plans, policies and practices
✓	Comprehensive claw-back policy (includes misconduct)
✓	Prohibition on hedging, monetization, derivative and similar transactions with company securities
✓	Prohibition on Senior Executives pledging company securities
✓	Stock ownership guidelines for directors and Senior Executives
✓	Periodic review of compensation peer groups
✓	Competitive burn rate and dilution for equity program
* Double-trigger vesting for equity awards applies if the awards are assumed or replaced with substantially equivalent awards.

WHAT WE DON'T DO
✗	No Senior Executive tax gross-ups for perquisites or excise taxes on severance payments
✗	No individual employment agreements
✗	No granting of stock options with an exercise price less than the fair market value of our common stock on the date of grant
✗	No re-pricing of stock options
✗	No buy-outs of underwater stock options
✗	No reload provisions in any stock option grant
✗	No payment of dividends or dividend equivalents on equity awards until vesting
SAY-ON-PAY RESULTS
At our 2023 annual meeting, we received approximately 93% support on Say-on-Pay. The Compensation Committee considered the vote to be an endorsement of The Hartford’s executive compensation programs and policies, and recent program changes. They took this strong level of support into account in their ongoing review of those programs and policies. Management also discussed the vote, along with aspects of its executive compensation, sustainability and corporate governance practices, during our annual shareholder engagement program to gain a deeper understanding of shareholders’ perspectives. Feedback regarding the compensation program remained generally positive, with many shareholders complimentary of our practices. For further discussion of our shareholder engagement program, see page 24.

2024 Proxy Statement	45

COMPENSATION MATTERS
COMPONENTS OF THE COMPENSATION PROGRAM
Each Senior Executive has a target total compensation opportunity comprised of both fixed (base salary) and variable (including both annual and long-term incentive) compensation. In addition, Senior Executives are eligible for benefits available to employees generally. This section describes the three main components of our compensation program for Senior Executives and lays out the framework in which compensation decisions are made. For a discussion of the 2023 compensation decisions made within this framework, see 2023 Named Executive Officers' Compensation and Performance on page 53.
1. BASE SALARY
Each Senior Executive’s base salary is reviewed by the Compensation Committee (in the case of the CEO, the independent directors) annually, upon promotion, or following a change in job responsibilities. Salary decisions are based on market data, internal pay equity and level of responsibility, experience, expertise and performance.
2. ANNUAL INCENTIVE PLAN AWARDS
Our employees, including the Senior Executives, are eligible to earn cash awards based on annual company and individual performance. Each employee has a target AIP opportunity. The Compensation Committee uses the following process to determine individual Senior Executive AIP awards.
Determination of AIP Funding Level
At the beginning of the year, the Compensation Committee sets a “Compensation Core Earnings” target based on The Hartford’s operating plan, as well as the threshold performance level (80% of target), below which no AIP awards are earned, and the maximum funding level of 200% for performance significantly exceeding target (120% of target). The AIP curve reduces the slope for payouts in the range of +/-5% of target, which increases predictability and reduces volatility of payouts for performance in that range.
The Compensation Committee selected core earnings because:
•It currently believes core earnings best reflects annual operating performance;
•Core earnings is a metric commonly used by investment analysts when evaluating annual performance;
•Core earnings is a prevalent incentive plan metric among peers; and
•All employees can impact core earnings.
Certain adjustments are made to core earnings for compensation purposes to ensure employees are held accountable for operating decisions made that year, and are neither advantaged nor disadvantaged by the effect of certain external items that do not reflect operating year performance. At the beginning of the year, the Compensation Committee approves a definition of "Compensation Core Earnings." The definition lists adjustments that will be made to core earnings at year-end in order to arrive at Compensation Core Earnings, such as non-recurring tax benefits or charges, catastrophe losses above or below budget, and unusual or non-recurring items. The 2023 definition and a reconciliation from GAAP net income to Compensation Core Earnings are provided in Appendix A.

To ensure a holistic review of performance, the Compensation Committee also considers a number of qualitative factors, including: quality of earnings, risk and compliance, peer-relative performance, expense management, and non-financial and strategic objectives. Informed by this qualitative review, the Compensation Committee may then adjust the formulaic funding up or down to arrive at an AIP funding level more commensurate with the Company’s performance.

The Compensation Committee believes retaining the flexibility to adjust the formulaic AIP funding is aligned with shareholders' interests because it allows the Compensation Committee to arrive at a final AIP funding level that best rewards holistic company performance and mitigates the risk inherent in a strictly formulaic approach. Using a strict formula may have unintended consequences due to events or market conditions unanticipated when goals are set, or may overemphasize short-term performance at the expense of long-term shareholder returns or undervalue achievements that are not yet evident in our financial performance. These factors are particularly relevant in the P&C insurance industry, where the “cost of goods sold” (that is, the amount of insured losses) is not known at the time of sale and develops over time — in some cases over many years. Because of this industry dynamic, a substantial majority of our 2023 Corporate Peer Group (listed on page 56) include discretion in their annual award design.

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COMPENSATION MATTERS

2023 Compensation Core Earnings*
2023 AIP Funding Level: When setting the operating plan, which forms the basis for the Compensation Core Earnings target, management and the Board anticipated renewal written price increases in Commercial Lines, excluding workers' compensation, as well as strong retention and new business growth; fairly stable loss cost trends with some moderation in property severity; an acceleration in Personal Lines renewal written price for automobile in response to continued elevation of loss cost severity trends with an expectation to have exceeded loss costs by the fourth quarter of the year, while earned pricing in homeowners would exceed loss cost trends throughout the year; an improvement in group life loss ratios over prior year, as well as moderation of recent favorable incidence and recovery trends in group disability; and an approximate 50 basis point increase in investment yields, before tax, excluding limited partnerships and other alternative investments.

$ in millions
$3,072
200%
175%
150%
125%
100%
75%
50%
25%
0%
Formulaic Payout as a % of Target
actual $2,737
117%
$2,560
105%
95%
$2,048
Threshold
80%
Target
100%
Maximum
120%

* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable GAAP measure, see Appendix A.

The 2023 AIP Compensation Core Earnings target was set at $2.56 billion, which was above the 2022 Compensation Core Earnings target of $2.24 billion.

Actual Compensation Core Earnings for 2023 were $2.74 billion, which produced a formulaic AIP funding level of 117% of target, with above target performance primarily driven by strong top line growth in Commercial Lines and Group Benefits, favorable group disability results, net favorable P&C prior year reserve development primarily in workers' compensation, and net investment income exceeding plan due to higher interest rates and trading activity. These results were partially offset by elevated claim severity in Personal Lines automobile.

In assessing overall performance and arriving at the 2023 AIP funding level, the Compensation Committee started with the formulaic AIP funding level and undertook a qualitative review focused on the factors described on the following page.

2024 Proxy Statement	47

COMPENSATION MATTERS

FORMULAIC RESULTS
COMPENSATION CORE EARNINGS PERFORMANCE AGAINST PRE-ESTABLISHED TARGET
• Total adjustments to arrive at Compensation Core Earnings decreased core earnings as reported by $30 million, primarily driven by total catastrophe losses lower than plan, as well as certain unusual or non-recurring items (see Appendix A for a description of all adjustments).
• Compensation Core Earnings against the pre-established target resulted in a formulaic AIP funding of 117% of target.

QUALITATIVE REVIEW

Composition of Earnings	Strategic Initiatives
•Premium growth ahead of plan in Personal Lines, Commercial Lines and Group Benefits
•Group Benefits’ margin exceeded plan
•Combined ratio for Commercial Lines was favorable to plan and the underlying combined ratio was in line with plan, while Personal Lines missed on both
•Net investment income exceeded plan by $135 million, before tax, due primarily to higher interest rates and trading activity
Importance: Understanding trends that drove earnings informs how the Compensation Committee thinks about holistic company performance

•Progress towards fostering a diverse, equitable and inclusive workplace & talent maximization
•Continued focus on digital capabilities resulting from ongoing investments to become an easier company to do business with and differentiate the customer experience
◦Ranked #1 for digital capabilities in Keynova Group’s 2023 Small Commercial Insurance
◦Improved customer/broker experiences with the expanded digital submission and quote capabilities with Application Programming Interfaces (API)’s for Midsize and Large Accounts
◦Named to Fortune’s 2023 List of America’s Most Innovative Companies
Importance: Strategic initiatives position the Company for long term-growth and often represent significant successes in a given year, but such initiatives may not be reflected or may reflect negatively in the quantitative formula

Peer-Relative Performance	Risk and Compliance
•Above-median book value per share growth and core earnings growth per share
•Top quartile Core ROE
•Above-median one-year TSR and top quartile three-year TSR
Importance: Performance against the public companies within our 2023 Corporate Peer Group on key financial metrics and TSR is not captured in the quantitative formula but informs how the Compensation Committee thinks about holistic company performance

•A top ranked insurance company in Just Capital and CNBC list of “JUST” companies in 2023
•Named one of the “World’s Most Ethical Companies” by Ethisphere

Importance: Linked to strategy of attracting and retaining talent, as prospective employees are significantly more likely to work for a company that has a strong reputation of ethical conduct

Strategic Expense Management
•Total managed expenses, excluding AIP awards and variable Hartford Funds expenses were favorable by $9 million
•Operational transformation and cost reduction plan ("Hartford Next") expense reductions were favorable by $11 million
Importance: Managing expenses is critical to maintaining competitive pricing and freeing up resources for investments in the business

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COMPENSATION MATTERS
Determination of Individual NEO Awards

The AIP funding level multiplied by an individual’s target AIP opportunity produces an initial AIP award, which the Committee may adjust based on individual performance. In light of his responsibility for overall company performance, the CEO's AIP award has equaled the AIP funding level, without further adjustment, every year since he assumed the position in 2014. For awards granted to the NEOs in February 2024 for 2023 performance under the AIP, see 2023 Named Executive Officer's Compensation and Performance beginning on page 53.
3. LONG-TERM INCENTIVE AWARDS
Long-term incentive ("LTI") awards are designed to drive long-term performance and encourage share ownership among Senior Executives, aligning their interests with those of shareholders. LTI awards are granted on an annual basis following an assessment of individual performance and market data. 2023 LTI awards for Senior Executives consist of performance shares (50% of the award value) and stock options (50% of the award value). This LTI mix rewards stock price performance, peer-relative shareholder returns (stock price and dividends) and operating performance.
2023-2025 Performance Shares (50% of LTI Award)
Performance shares are designed to reward and retain Senior Executives by allowing them to earn shares of our common stock based on predetermined performance criteria. Performance shares have a three-year performance period, and are settled in shares of common stock ranging from 0% to 200% of the number of performance shares granted depending upon the performance achieved on the following metrics:

Performance Metric	Rationale
Compensation Core ROE (50% weighting)	Strategic measure that drives shareholder value creation
Peer-relative TSR (50% weighting)	Measure of our performance against peers that are competing investment choices in the capital markets
Compensation Core ROE: For 50% of the performance share award, payouts at the end of the performance period, if any, will depend upon achieving a target average annual ROE over a three-year measurement period, as adjusted for compensation purposes. Because of the adjustments made for compensation purposes, Compensation Core ROE will differ from both the net income ROE and Core Earnings ROE provided in our financial statements. The Compensation Committee's definition of Compensation Core ROE for 2023 performance share awards is provided in Appendix A.

In January 2023, the Compensation Committee set the target for 2023-2025 performance share awards at an average annual Compensation Core ROE for 2023, 2024, and 2025 of 15.3%, as reflected in the 2023-2025 operating plan. As illustrated in the graph at right, the Compensation Committee also set a threshold performance level (80% of target), below which no payout for the ROE component of awards is received, and a maximum payout for the ROE component of 200% for performance significantly exceeding target (120% of target).

2023-2025 Compensation Core ROE*

18.4%
15.3%
12.2%
200%
175%
150%
125%
100%
75%
50%
25%
0%
Payout as a % of Target
Threshold Performance
Target Performance
Maximum Performance

* Denotes a non-GAAP financial measure. For definitions and reconciliations to the most directly comparable GAAP measure, see Appendix A.

Peer-Relative TSR: For 50% of the performance share award, payouts, if any, will be based on company TSR performance at the end of the three-year performance period relative to a Performance Peer Group. The current Performance Peer Group represents 15 industry specific public companies against which we benchmark performance for compensation purposes. While there is some overlap, the Performance Peer Group is distinct from the Corporate Peer Group described on page 56, which includes mutual companies where financial data is not publicly available, as well as companies that compete with us for talent. The Compensation Committee believes that the Performance Peer Group should be limited to publicly traded companies that offer similar products and services and are competing investment choices in capital markets. The Compensation Committee reviews the composition of the Performance Peer Group annually and did not make any changes to this group for 2023 performance share awards.

2024 Proxy Statement	49

COMPENSATION MATTERS
For each company in the Performance Peer Group, TSR will be measured using a 20-day stock price average at the beginning and the end of the performance period in order to smooth out any volatility. In response to shareholder feedback in prior years, the TSR payout curve for performance share awards targets above-median performance. There is no payout for performance below the 30th percentile; 35% payout for performance at the 30th percentile; target payout for performance at the 55th percentile; and 200% payout for performance at the 85th percentile.

2023 Performance Peer Group(1)	Three-Year Relative TSR Ranking
Allstate Corp.
American Financial Group, Inc.
Berkley (W. R.) Corp.
Chubb Limited
Cincinnati Financial Corp.
CNA Financial Corp.
Everest Re Group, Ltd.
Hanover Insurance Group, Inc.
Markel Corporation
Mercury General Corp.
MetLife, Inc.
Old Republic International Corp.
Progressive Corp.
Travelers Companies, Inc.
Unum Group
(1) While the peer group approved by the Compensation Committee consisted of 16 companies, Berkshire Hathaway subsequently acquired Alleghany Corp., resulting in a 2023 performance peer group of 15 companies.

Stock Options (50% of LTI Awards)
The use of stock options directly aligns the interests of our Senior Executives with those of shareholders because options only have value if the price of our common stock on the exercise date exceeds the stock price on the grant date. The stock options are granted at fair market value, vest in three equal installments over three years, and have a 10-year term.

Certification of 2021-2023 Performance Share Awards

Award Design
On February 23, 2021, the Compensation Committee granted Senior Executives performance shares tied 50% to achievement of average annual Compensation Core ROE goals over a three-year measurement period, and 50% to TSR performance relative to a peer group of 16 companies. For the Core ROE component of the award, achievement of average annual Compensation Core ROE of 9.4%, 11.8% and 14.2% during the measurement period would have resulted in payouts of 35%, 100% and 200% of target, respectively. For the TSR component of the award, there would be no payout for performance below the 30th percentile, 35% payout for performance at the 30th percentile, target payout for performance at the 55th percentile, and 200% payout for performance at the 85th percentile.
In addition, the performance shares included a Diversity, Equity & Inclusion ("DEI") modifier. In 2020, the Company set a goal to improve diverse representation among its executive ranks by the close of 2030 to 50% women and 20% people of color. To work towards those goals, the Company implemented DEI initiatives that emphasize inclusiveness, awareness, and nondiscrimination, consistent with applicable law. In keeping with these aspirations, the Compensation Committee included in the 2021 performance share awards a modifier tied to the Company’s progress toward predetermined goals as of the close of 2023, subject to a maximum payout of 200%.
Under the terms of the DEI modifier, the total payout for the 2021-2023 performance shares would increase or decrease by 10% depending on whether representation of women and People of Color in the Company's overall executive ranks as of December 31, 2023 had reached 37.3% and 12.8%, respectively, subject to the previously established 200% cap on payout.

Representation	As of December 31, 2020	December 31, 2023 Goal	December 31, 2023 Actual
Women	34.1%	37.3%	38.0%
People of Color	10.9%	12.8%	16.0%

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If, as of December 31, 2023:	Performance Share Modifier*
Miss both goals	(10)%
Achieve one goal	no adjustment
Achieve both goals	+10%
*Maximum payout nonetheless cannot exceed 200%

Award Payout
These performance shares vested as of December 31, 2023, the end of the three-year performance period, and the Compensation Committee certified a payout at 200% of target on February 20, 2024 based on the following results:
•The average of the Company's Compensation Core ROE for each year of the measurement period was 14.5%, resulting in achievement of 200% of target for the Compensation Core ROE component, or 50% of the awards.
•The Company’s TSR during the performance period was at the 80th percentile ranking, resulting in the achievement of 183% of target for the TSR component, or 50% of the awards.
•As of December 31, 2023, representation of women and People of Color among the Company's executive ranks was 38% and 16%, respectively, triggering a 10% increase (x 1.10) as a result of the modifier.
•When combined, performance against the financial metrics (the Compensation Core ROE and TSR components of the awards) resulted in a 192% initial result which, when multiplied by 1.10, results in 211%.
•However, the performance share awards are designed to cap payouts at 200%, and as a result the final payout for the 2021-2023 performance share awards was reduced from 211% to 200%.
Diversity, equity and inclusion continues to be a priority for senior leadership, and our Company remains committed to being an insurance industry leader, with a diverse workforce and an equitable and inclusive workplace, enabling us to attract, retain and leverage top talent to meet our business goals. As part of its regular review of the Company's diversity, equity and inclusion strategy and initiatives, management recommended, and the Compensation Committee agreed, to discontinue the use of the modifier in connection with the 2024 and 2027 performance share awards, while retaining the Company’s aspirational 2030 executive representation goals. A number of factors, including the success of the Company's DEI unit plan approach, contributed to this conclusion. Through the unit plan process, which is overseen by the Company's Human Resources function, we enable our leaders to model and foster a commitment to DEI, and to make progress against those DEI goals, within established legal and other parameters. Each business and functional area creates and implements DEI plans with specific initiatives, consistent with equal employment opportunity principles. This enables the Company’s units to customize its DEI focus while still ensuring that all employment decisions are made based on merit and without regard to protected traits, like race and gender. Leaders meet with the CEO throughout the year to review progress against those goals and this progress is reviewed as part of a broad annual performance assessment process. We also continue to invest in and accelerate a wide range of strategies to attract, retain and develop talent that's demographically underrepresented in the insurance industry, including initiatives to improve the representation of women and people of color. Examples include widening our recruiting pools for applicants, and working to mitigate any bias that may exist in our talent systems, and educating our leaders on how to lead inclusively. We are committed to ethical conduct and a bias-free workplace for all employees as we build, enhance and sustain an inclusive culture.

EXECUTIVE BENEFITS AND PERQUISITES
Senior Executives are eligible for the same benefits as full-time employees generally, including health, life insurance, disability and retirement benefits. Non-qualified savings and retirement plans, including those that have been frozen, provide benefits that would otherwise be provided but for the Internal Revenue Code limits that apply to tax-qualified benefit plans.
We provide certain additional perquisites to Senior Executives, including reimbursement of costs for annual physicals and associated travel, certain relocation benefits when a move is required, and occasional use of tickets for sporting and special events previously acquired by the Company when no other business use has been arranged and there is no incremental cost to the Company. The CEO also has the use of a company car and driver to allow for greater efficiency while commuting.
We own a fractional interest in a corporate aircraft to allow Senior Executives to safely and efficiently travel for business purposes. The corporate aircraft enables Senior Executives to use travel time productively by providing a confidential environment in which to conduct business and eliminating the schedule constraints imposed by commercial airline service. The CEO is permitted personal use of corporate aircraft to minimize time spent on personal travel and to increase the time available for business purposes. Corporate aircraft also enables the CEO to work more productively while traveling for time-sensitive personal matters. Our aircraft usage policy otherwise prohibits personal travel via corporate aircraft by Senior Executives except in extraordinary circumstances. There was no personal use by Senior Executives due to extraordinary circumstances in 2023.
From time to time, a Senior Executive’s expenses for a purpose deemed important to the business may not be considered “directly and integrally related” to the performance of the Senior Executive’s duties as required by applicable SEC rules. These expenses are considered perquisites for disclosure purposes. Examples of such expenses may include attendance at conferences, seminars or award ceremonies, as well as attendance of a Senior Executive’s spouse or guest at business events or dinners where spousal or guest attendance is expected.

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Whenever required to do so under Internal Revenue Service regulations, we attribute income to Senior Executives for perquisites and the Senior Executive is responsible for the associated tax obligation.

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2023 NAMED EXECUTIVE OFFICERS' COMPENSATION AND PERFORMANCE
In evaluating individual performance, the Compensation Committee considered each NEO's achievements to advance the Company's strategic priorities of accelerating profitable organic growth across all businesses, focusing on ROE performance driven by underwriting excellence, generating excess capital to optimize superior returns, and maintaining an ethical culture supporting strategies to drive sustainable value creation.
CHRISTOPHER SWIFT
Chairman and Chief Executive Officer
Mr. Swift has served as CEO since July 1, 2014; he was also appointed Chairman on January 5, 2015. As CEO, he is responsible for the Company’s strategy and growth, capital allocation, performance, culture and leadership.
2023 Performance
In reviewing Mr. Swift’s performance, the independent directors considered that under Mr. Swift's leadership, the Company exceeded its financial objectives for 2023, resulting in industry leading core earnings ROE of 15.8% and core earnings of $2.8 billion, both of which exceeded 2022 results. The independent directors also considered Mr. Swift's leadership and overall performance against operational and strategic goals, including the expansion of our digital capabilities, superior execution across our technology portfolio, improving the ease of doing business for customers and distribution partners, continued focus on talent management, execution of expense management initiatives and top quartile employee engagement scores as measured by an independent third party survey.

2023 Compensation Decisions

• Salary. $1,200,000, unchanged from 2022.

• AIP Award. Target of $3,300,000, an increase of 10% from 2022. The Compensation Committee approved a 2023 AIP award of $3,861,000 (117% of target), which was equal to the company AIP funding level of 117% for 2023.

• LTI Award. In February 2023, the Compensation Committee granted him an LTI award of $10,500,000, an increase of 5.0% from the previous year, in the form of 50% stock options and 50% performance shares.

BETH COSTELLO
Executive Vice President and Chief Financial Officer
Ms. Costello has served as CFO since July 1, 2014. As the Company’s CFO, Ms. Costello is responsible for the finance, treasury, capital, accounting, investor relations, procurement and actuarial functions.
2023 Performance
In reviewing Ms. Costello’s performance, the Compensation Committee considered outstanding company financial performance, execution of capital management strategy and effective expense management, including the successful execution of the “Hartford Next” transformational and cost reduction objectives and Ms. Costello’s engagement with investors, shareholders and external partners . Under Ms. Costello’s leadership, The Hartford received affirmation of its long-term credit rating and financial strength, rated as A+ by both A.M. Best and S&P Global Rating.

2023 Compensation Decisions

• Salary. $775,000, unchanged from 2022.

• AIP Award. Target of $1,350,000, an increase of 4% from 2022. For 2023, the Compensation Committee approved an AIP award of $1,579,500 (117% of target), which was equal to the Company AIP funding level of 117% for 2023.

• LTI Award. In February 2023, the Compensation Committee granted her an LTI award of $2,425,000, a decrease of 3% from the previous year, in the form of 50% stock options and 50% performance shares.

DAVID ROBINSON
Executive Vice President and General Counsel
Mr. Robinson served as Executive Vice President and General Counsel from June 1, 2015 to March 1, 2024. He was responsible for The Hartford's law department, government affairs and compliance.
2023 Performance
In reviewing Mr. Robinson’s performance, the Compensation Committee considered his effective leadership on key regulatory, governance and litigation matters facing the company during the year and active engagement and support for the Board of Directors. Additionally, the Committee noted Mr. Robinson's thought leadership on sustainability matters and continued support of the claims organization, yielding savings on outside counsel expense and continued successful talent development.

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2023 Compensation Decisions

• Salary. $650,000, unchanged from 2022.

• AIP Award. Target of $850,000, an increase of 6% from 2022. For 2023, the Compensation Committee approved an AIP award of $994,500 (117% of target), which was equal to the Company AIP funding level of 117% for 2023.

• LTI Award. In February 2023, the Compensation Committee granted him an LTI award of $1,800,000, a decrease of 10.0% of from the previous year, in the form of 50% stock options and 50% performance shares.

DEEPA SONI
Executive Vice President, Head of Technology, Data, Analytics & Information Security
Ms. Soni has served as Executive Vice President since August 2, 2021. She is responsible for The Hartford's technology, data, analytics, and information security operations. Beginning in March 2024, Ms. Soni also assumed responsibility for The Hartford's customer-facing operations.
2023 Performance
In reviewing Ms. Soni's performance, the Compensation Committee considered her successful execution of technology investments that supported the enablement of various transformation initiatives including increased digital adoption, expanded data analytics and data science capabilities while attracting top talent and creating an environment that enhances career development opportunities. Additionally, the Committee noted the expansion of cloud technology, claims portfolio enhancements and innovative business technologies that have improved the customer experience and will continue to achieve expense targets. Ms. Soni has demonstrated strong leadership and expanded the use of Agile practices throughout our technology investment portfolio.

2023 Compensation Decisions

• Salary. $700,000, a 7.7% increase from 2022.

• AIP Award. Target of $800,000, an increase of 14% from 2022. For 2023, the Compensation Committee approved an AIP award of $936,000 (117% of target), which was equal to the Company AIP funding level of 117% for 2023.

• LTI Award. In February 2023, the Compensation Committee granted her an LTI award of $1,400,000, an increase of 12.0% from the previous year, in the form of 50% stock options and 50% performance shares.

AMY STEPNOWSKI
Executive Vice President, Chief Investment Officer, and President of HIMCO
Ms. Stepnowski has served as Executive Vice President since August 1, 2020. She is responsible for The Hartford's investment operations.
2023 Performance
In reviewing Ms. Stepnowski's performance, the Compensation Committee considered the strong net investment income results both in aggregate and versus benchmark as well as the results of the alternative investment portfolio and its impact on core earnings. Ms. Stepnowski delivered outstanding financial results for HIMCO in the midst of a volatile environment and positively contributed to the overall outstanding company performance.

2023 Compensation Decisions

• Salary. $600,000, a 9.1% increase from 2022.

• AIP Award. Target of $1,100,000, an increase of 10% from 2022. For 2023, the Compensation Committee approved an AIP award of $1,287,000 (117% of target), which was equal to the Company AIP funding level of 117% for 2023.

• LTI Award. In February 2023, the Compensation Committee granted her an LTI award of $1,100,000, an increase of 10.0% from the previous year, in the form of 50% stock options and 50% performance shares.

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PROCESS FOR DETERMINING SENIOR EXECUTIVE COMPENSATION (INCLUDING NEOs)
COMPENSATION COMMITTEE

The Compensation Committee is responsible for reviewing the performance of and approving compensation awarded to those executives who either report to the CEO or who are subject to the filing requirements of Section 16 of the Exchange Act (other than the CEO). The Compensation Committee also evaluates the CEO’s performance and recommends his compensation for approval by the independent directors. With this input from the Compensation Committee, the independent directors review the CEO’s performance and determine his compensation level in the context of the established goals and objectives for the enterprise and his individual performance. The Compensation Committee and the independent directors typically review performance and approve annual incentive awards for the prior fiscal year at their February meeting, along with annual LTI awards and any changes to base salary and target bonus. To assist in this process, the Compensation Committee, with the support of its consultant, reviews market and historical compensation information for each NEO to understand how each element of compensation relates to other elements and to the compensation package as a whole, including outstanding equity awards.

Highlights of Annual Compensation Design, Payout and Performance Goal-Setting Process

December to January
• Review feedback from Fall shareholder engagement
• Approve design of AIP and LTI programs for the upcoming year, including updates to Performance and Corporate Peer Groups
• Determine enterprise AIP funding based on the previous year's actual performance against the pre-established Compensation Core Earnings target and a review of qualitative factors
• Review Senior Executive stock ownership

February
• Review Senior Executive performance for previous year and determine individual AIP awards
• Establish AIP and LTI performance targets based on the Company's approved operating plan
• Review and approve current year total compensation recommendations for Senior Executives, including salary, AIP targets and LTI awards
• Establish Senior Executive leadership goals and objectives for the current year

May to July
• Review Say-on-Pay voting results and recommendations of proxy advisory firms
• Review results of the company's pay equity analysis
• Review talent succession planning, workforce diversity and the Company’s diversity programs

September
• Review Enterprise Risk Management's annual compensation risk assessment
• Review AIP and LTI program design for the coming year
• Receive independent consultant's annual report on executive compensation trends and regulatory trends
• Review executive perquisites

Ongoing
• Monitor the company's year-to-date performance in relation to targets
• Review and consider compensation plans, policies and practices in light of company performance, strategy, shareholder feedback and best practices
• Periodic review of the Company’s key talent and employee engagement measures (e.g., attrition, hiring, promotion, employee engagement and representation data)
COMPENSATION CONSULTANT
Until 2023, Meridian Compensation Partners, LLP served as the Compensation Committee’s independent consultant and regularly attended Compensation Committee meetings. In April 2023, Compensation Advisory Partners, LLP (“CAP”) became the Compensation Committee’s independent compensation consultant and has regularly attended Compensation Committee meetings since its engagement. Pursuant to the Compensation Committee’s charter, during their respective engagements, neither Meridian nor CAP provided services to the company other than consulting services provided to the Compensation Committee and, with respect to CEO and director compensation, the Board. Each firm has provided market data, analysis, and advice regarding executive

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and director compensation. Following a review of its records and practice guidelines, both Meridian (in 2023) and CAP (in connection with its engagement) provided the Compensation Committee a report that confirmed its conformity with independence factors under applicable SEC rules and the listing standards of the NYSE.
ROLE OF MANAGEMENT
Our Human Resources team supports the Compensation Committee in the execution of its responsibilities. Our Chief Human Resources Officer oversees the development of the materials for each Compensation Committee meeting, including market data, historical compensation and outstanding equity awards, individual and company performance metrics and compensation recommendations for consideration by the Compensation Committee (in the case of the CEO, by the independent directors). No member of our management team, including the CEO, has a role in determining their own compensation.
BENCHMARKING
On an annual basis, the Compensation Committee reviews and considers a number of factors in establishing or recommending a target total compensation opportunity for each individual including, but not limited to, market data, time in role, experience, sustained performance, retention, and internal pay equity. Although the Compensation Committee considers competitive market data, it does not target a specific market position. The various sources of compensation information the Compensation Committee uses to determine the competitive market for our executive officers are described in more detail below.
2023 Corporate Peer Group
The Compensation Committee reviews the peer group used for compensation benchmarking (the "Corporate Peer Group") periodically or upon a significant change in business conditions for the Company or its peers. As part of its review, the Compensation Committee considers many factors, including market capitalization, revenues, assets, lines of business and sources and destinations of talent. For this reason, the Corporate Peer Group differs from the Performance Peer Group described earlier for purposes of the TSR performance measure applicable to performance shares. The Compensation Committee did not make any changes to the Corporate Peer Group in 2023.
Data in millions – as of 12/31/2023(1)

Company Name(2)	Revenues	Assets	Market Cap
Allstate Corp.	$57,090	$103,362	$36,631
American International Group, Inc.	$46,683	$539,306	$47,563
Berkley (W. R.) Corp.	$12,143	$37,202	$18,237
Chubb Ltd.	$50,121	$228,861	$92,206
Cincinnati Financial Corp.	$10,013	$32,769	$16,234
CNA Financial Corp.	$13,299	$64,711	$11,461
Hanover Insurance Group, Inc.	$5,994	$14,613	$4,342
Lincoln National Corp.	$11,645	$372,413	$4,576
MetLife Inc.	$66,905	$687,584	$48,949
Principal Financial Group Inc.	$13,666	$305,047	$18,756
Progressive Corp.	$62,082	$88,691	$93,173
Travelers Companies Inc.	$41,364	$125,978	$43,508
Unum Group	$12,386	$63,255	$8,820
Voya Financial Inc.	$7,348	$157,085	$7,622
25TH PERCENTILE	$11,769	$63,619	$9,480
MEDIAN	$13,482	$114,670	$18,496
75TH PERCENTILE	$49,262	$286,000	$46,549
THE HARTFORD	$24,527	$76,780	$24,176
PERCENT RANK	57%	35%	56%
(1)Data provided by S&P Global Market Intelligence. The amounts shown in the “Revenues” column reflect adjustments by S&P Global Market Intelligence to facilitate comparability across companies.
(2)An additional four non-public companies are included in the Corporate Peer Group as they submit data to relevant compensation surveys utilized in determining appropriate pay levels for Senior Executives: Liberty Mutual, MassMutual, Nationwide Financial, and State Farm.

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Use of Corporate Peer Group Compensation Data
When evaluating and determining individual pay levels, the Compensation Committee periodically reviews compensation data prepared by third parties showing the 25th, 50th and 75th percentiles of various pay elements for the companies listed above. As noted previously, the Compensation Committee does not target a specific market position in pay.
The Compensation Committee also reviews general industry survey data published by third parties as a general indicator of relevant market conditions and pay practices, including perquisites. Neither the Compensation Committee nor management has any input into companies included in these general industry or financial services company surveys.

COMPENSATION POLICIES AND PRACTICES
STOCK OWNERSHIP AND RETENTION GUIDELINES
Senior Executives are expected to meet or exceed certain levels of stock ownership to align their interests with those of shareholders. The Compensation Committee has established the following ownership guidelines for the CEO and other NEOs:

Level	(As a Multiple of Base Salary)
CEO	6x
Other NEOs	4x
The Compensation Committee reviews ownership levels annually. NEOs are generally expected to meet these ownership guidelines within five years of appointment to position. As of March 18, 2024, the CEO and each of the other NEOs met their respective guideline.
TIMING OF EQUITY GRANTS
Equity grants may be awarded four times per year, on the second trading day following the filing of our Form 10-Q or 10-K for the prior period. Our practice is to grant annual equity awards following the filing of our Annual Report on Form 10-K. This timing ensures that grants are made at a time when the stock price reflects the most current public data regarding our performance and financial condition.
CLAWBACK POLICY
In September 2023, the Board approved a comprehensive Clawback Policy, revising and expanding upon our previous recoupment policy. The Clawback Policy governs the circumstances under which the Company must attempt to recover “erroneously awarded” incentive-based compensation paid to certain executive officers to the extent such compensation was based on a misstated financial reporting measure that results in an accounting restatement, as required by SEC rules and NYSE listing standards. The Clawback Policy also incorporates our long-standing recoupment policy applicable to all employees, which has been in place since 2011, and allows for the recoupment of any incentive compensation (cash or equity) and/or severance paid or payable at any time to the extent such recoupment either (i) is required by applicable law or listing standards, or (ii) is necessary or appropriate in light of an employee’s action, or failure to act, which is inimical to the best interests of the Company.
RISK MITIGATION IN PLAN DESIGN
Management has concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. Our Enterprise Risk Management function performs a risk review of any new incentive compensation plans or any material changes to existing plans annually and engages an independent third party to complete a comprehensive review of all incentive compensation plans every five years. In 2023, Enterprise Risk Management conducted its annual review and discussed the results of that review with the Compensation Committee. Enterprise Risk Management concluded that current incentive plans do not promote unnecessary risk-taking nor encourage the manipulation of reported earnings.
The following features of our executive compensation program guard against excessive risk-taking:

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Feature	Rationale
Pay Mix
•A mix of fixed and variable, annual and long-term, and cash and equity compensation encourages strategies and actions that are in the company’s long-term best interests
•Long-term compensation awards and overlapping vesting periods encourage executives to focus on sustained company results and stock price appreciation

Performance Metrics	•Incentive awards based on a variety of performance metrics diversify the risk associated with any single indicator of performance
Equity Incentives
•Stock ownership guidelines align executive and shareholder interests
•Equity grants are made only during a trading window following the release of financial results
•No reload provisions are included in any stock option awards

Plan Design
•Incentive plans are not overly leveraged, cap the maximum payout, and include design features intended to balance pay for performance with an appropriate level of risk-taking
•Our equity incentive plans do not allow:
◦Stock options with an exercise price less than the fair market value of our common stock on the grant date;
◦Re-pricing (reduction in exercise price) of stock options without shareholder approval; or
◦Single trigger vesting of awards upon a Change of Control if awards are assumed or replaced with substantially equivalent awards

Recoupment
•As described above, we have a comprehensive clawback policy, that requires the Company to recover incentive compensation in the event of an accounting restatement, and permits recovery for employee misconduct

HEDGING AND PLEDGING COMPANY SECURITIES
We have robust policies prohibiting our employees and directors from engaging in hedging, monetization, derivative, speculative and similar transactions involving company securities. In addition, Directors and Senior Executives are prohibited from holding stock in a margin account or pledging stock as collateral for a loan.
POTENTIAL SEVERANCE AND CHANGE OF CONTROL PAYMENTS
The Company does not have individual employment agreements. NEOs are covered under a severance pay plan that provides severance in a lump sum equal to two times the sum of annual base salary plus target bonus*, whether severance occurs before or after a change of control (no gross-up is provided for any change of control excise taxes that might apply). As a condition to receiving severance, Senior Executives must agree to restrictive covenants covering such items as non-competition, non-solicitation of business and employees, non-disclosure and non-disparagement.
The Company maintains change of control benefits to ensure continuity of management and to permit executives to focus on their responsibilities without undue distraction related to concerns about personal financial security if the Company is confronted with a contest for control. These benefits are also designed to ensure that in any such contest, management is not influenced by events that could occur following a change of control.
The 2020 Stock Incentive Plan provides for “double trigger” vesting on a change of control. If an NEO terminates employment for “Good Reason” or their employment is terminated without “Cause” (see definitions on page 70) within two years following a Change of Control (as defined in the plan), then any awards that were assumed or replaced with substantially equivalent awards vest. If the awards were not assumed or replaced with substantially equivalent awards, the awards vest immediately upon the Change of Control.
*If Ms. Soni or Ms. Stepnowski are involuntarily terminated, other than for Cause, they would receive twelve months of annual base salary plus an additional month of annual base salary for every year of service, up to a maximum of twenty-four months of annual base salary.
EFFECT OF TAX AND ACCOUNTING CONSIDERATIONS ON COMPENSATION DESIGN
In designing our compensation programs, we consider the tax and accounting impact of our decisions. In doing so, we strive to strike a balance between designing appropriate and competitive compensation programs for our executives, maximizing the deductibility of such compensation, and, to the extent reasonably possible, avoiding adverse accounting effects and ensuring that any accounting consequences are appropriately reflected in our financial statements.
Tax considerations are factored into the design of our compensation programs, including compliance with the requirements of Section 409A of the Internal Revenue Code, which can impose additional taxes on participants in certain arrangements involving deferred compensation, and Sections 280G and 4999 of the Internal Revenue Code, which affect the deductibility of, and impose certain additional excise taxes on, certain payments that are made upon or in connection with a change of control.

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REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
Report submitted as of March 20, 2024 by:
Members of the Compensation Committee:

Matthew E. Winter, Chair
Carlos Dominguez
Trevor Fetter
Teresa W. Roseborough
Virginia P. Ruesterholz

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EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The table below reflects total compensation paid to or earned by each NEO.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Christopher Swift Chairman and Chief Executive Officer	2023	1,200,000	—	5,747,175	5,250,000	3,861,000	37,310	312,765	16,408,250
	2022	1,187,500	—	5,153,500	5,000,000	4,440,000	—	305,469	16,086,469
	2021	1,150,000	—	5,001,475	4,625,000	4,740,000	8,184	299,689	15,824,348
Beth Costello Executive Vice President and Chief Financial Officer	2023	775,000	—	1,327,324	1,212,500	1,579,500	43,481	53,154	4,990,959
	2022	762,500	—	1,288,375	1,250,000	1,924,000	—	66,100	5,290,975
	2021	725,000	—	1,081,400	1,000,000	2,054,000	—	65,800	4,926,200
David Robinson Executive Vice President and General Counsel	2023	650,000	—	985,230	900,000	994,500	26,908	53,300	3,609,938
	2022	637,500	—	1,030,700	1,000,000	1,184,000	—	66,100	3,918,300
	2021	600,000	—	784,015	725,000	1,224,500	1,489	65,800	3,400,804
Deepa Soni* Executive Vice President, Head of Operations, Technology, Data & Analytics	2023	687,500	—	766,290	700,000	936,000	—	57,733	3,147,523
	2022	637,500	—	644,188	625,000	1,036,000	—	57,900	3,000,588
	2021	NA	NA	NA	NA	NA	NA	NA	NA
Amy Stepnowski Executive Vice President and Chief Investment Officer; President of HIMCO	2023	587,500	—	602,085	550,000	1,287,000	13,711	52,800	3,093,096
	2022	525,000	—	515,350	500,000	1,480,000	—	66,100	3,086,450
	2021	437,500	—	459,595	425,000	1,343,000	—	65,800	2,730,895
*Ms. Soni was not an NEO prior to 2022.

(1)This column reflects the aggregate grant date fair value of performance shares calculated in accordance with FASB ASC Topic 718 for the fiscal years ended December 31, 2023, 2022 and 2021. Detail on the 2023 grants, which were made under The Hartford 2020 Stock Incentive Plan, is provided in the Grants of Plan Based Awards Table on page 62. The amounts in this column are not reduced for estimated forfeiture rates during the applicable vesting periods. Other assumptions used in the calculation of these amounts are included in footnote 20 of the Company's Annual Report on Form 10-K for 2023, footnote 19 of the Company's Annual Reports on Form 10-K for 2022, and footnote 20 of the Company's Annual Reports on Form 10-K for 2021.
    To determine the fair value of the 2023 performance share award under FASB ASC Topic 718, the market value on the grant date is adjusted to reflect the probable outcome of the performance condition(s) consistent with the estimated aggregate compensation cost to be recognized over the service period, determined as of the grant date. These adjustments result in a value under FASB ASC Topic 718 that is 109.47% of the market value on the grant date.
The number of shares payable under these awards will be based on the actual results as compared to pre-established performance conditions and can range from 0-200% of the target award. The value* of performance shares assuming the highest possible outcome of the performance conditions determined at the time of grant (200% of the target award) would in total be:

NEO	2023 Performance Shares ($) (February 28, 2023 grant date)	2022 Performance Shares ($) (February 23, 2022 grant date)	2021 Performance Shares ($) (February 23, 2021 grant date)
C. Swift	10,500,000	10,000,000	9,250,000
B. Costello	2,425,000	2,500,000	2,000,000
D. Robinson	1,800,000	2,000,000	1,450,000
D. Soni	1,400,000	1,250,000	N/A
A. Stepnowski	1,100,000	1,000,000	850,000
*Does not include the value of any dividend equivalents credited on the performance shares during the performance period.
Under the 2020 Stock Incentive Plan, no more than 3,000,000 shares in the aggregate can be granted to an individual employee with respect to any awards in a single calendar year, except in the event of a new hire or promotion.
(2)This column reflects the aggregate grant date fair value for the fiscal years ended December 31, 2023, 2022 and 2021 calculated in accordance with FASB ASC Topic 718. The amounts in this column are not reduced for estimated forfeitures during the applicable vesting periods. Other assumptions used in the calculation of these amounts are included in footnote 20

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COMPENSATION MATTERS
of the Company's Annual Report on Form 10-K for 2023, footnote 19 of the Company's Annual Report on Form 10-K for 2022, and in footnote 20 of the Company's Annual Report on Form 10-K for 2021.
(3)This column reflects cash AIP awards paid for the respective years.
(4)This column reflects the actuarial increase, if any, in the present value of the accumulated benefits of the NEOs under all pension plans established by the Company (these plans were frozen as of December 31, 2012 and no longer accrue benefits, other than interest on cash balance benefits). The amounts were calculated using discount rate and form of payment assumptions consistent with those used in the Company’s GAAP financial statements. Actuarial assumptions for 2023 are described in further detail in footnote 2 of the Pension Benefits Table on page 65. Having joined the Company after December 31, 2012, when these plans were frozen, Ms. Soni does not have a benefit under either pension plan.
(5)This column reflects amounts detailed in the Summary Compensation Table—All Other Compensation.

Summary Compensation Table - All Other Compensation
This table provides more details on the amounts presented in the “All Other Compensation” column in the Summary Compensation Table on page 60 for the NEOs.

Name	Year	Perquisites ($)(1)	Contributions or Other Allocations to Defined Contribution Plans ($)(2)	Total ($)
Christopher Swift	2023	247,465	65,300	312,765
Beth Costello	2023	—	53,154	53,154
David Robinson	2023	—	53,300	53,300
Deepa Soni	2023	—	57,733	57,733
Amy Stepnowski	2023	—	52,800	52,800
(1)As permitted by SEC rules, we have included the perquisites and other personal benefits that we provided in 2023 where the aggregate amount of such compensation to an NEO exceeds $10,000. Perquisite amounts for Mr. Swift include personal use of corporate aircraft not requiring reimbursement to the Company ($228,508), commuting costs, expenses related to an executive physical, and expenses associated with his spouse's attendance at business functions.
(2)This column represents company contributions under the Company’s tax-qualified 401(k) plan (The Hartford Investment and Savings Plan) and The Hartford Excess Savings Plan (the “Excess Savings Plan”), a non-qualified plan established to “mirror” the qualified plan to facilitate deferral of amounts that cannot be deferred under the 401(k) plan due to Internal Revenue Code limits. Additional information can be found under the “Excess Savings Plan” section of the Non-Qualified Deferred Compensation Table beginning on page 65.

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COMPENSATION MATTERS
GRANTS OF PLAN BASED AWARDS TABLE
This table discloses information about equity awards granted to the NEOs in 2023 pursuant to the 2020 Stock Incentive Plan. The table also discloses potential payouts under the AIP. Actual AIP payouts are reported in the Summary Compensation Table on page 60 under the heading “Non-Equity Incentive Plan Compensation.” Equity awards have been rounded to the nearest whole share or option.

Name	Plan	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
C. Swift	2023 AIP		1,155,000	3,300,000	9,900,000
	Stock Options	2/28/2023								248,933	78.28	5,250,000
	Performance Shares	2/28/2023				11,737	67,067	134,134				5,747,175
B. Costello	2023 AIP		472,500	1,350,000	4,050,000
	Stock Options	2/28/2023								57,492	78.28	1,212,500
	Performance Shares	2/28/2023				2,711	15,489	30,979				1,327,324
D. Robinson	2023 AIP		297,500	850,000	2,550,000
	Stock Options	2/28/2023								42,674	78.28	900,000
	Performance Shares	2/28/2023				2,012	11,497	22,994				985,230
D. Soni	2023 AIP		280,000	800,000	2,400,000
	Stock Options	2/28/2023								33,191	78.28	700,000
	Performance Shares	2/28/2023				1,565	8,942	17,885				766,290
A. Stepnowski	2023 AIP		385,000	1,100,000	3,300,000
	Stock Options	2/28/2023								26,079	78.28	550,000
	Performance Shares	2/28/2023				1,230	7,026	14,052				602,085
(1)The “Threshold” column shows the payout amount for achieving the minimum level of performance for which an amount is payable under the AIP at 35% of target (no amount is payable if this level of performance is not reached). The “Maximum” column shows the maximum amount payable at 300% of target (the maximum amount payable for an individual AIP award). The actual 2023 AIP award for each NEO is reported in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.
(2)The performance shares granted on February 28, 2023 vest on December 31, 2025, the end of the three year performance period. The vesting percentage is based on the Company’s TSR performance relative to the 2023 Performance Peer Group (as described on page 49) and performance based on pre-established Compensation Core ROE targets. These two measures are weighted equally (50/50), as described on page 49, and each one has an independent minimum payout level of 35% of target. The “Threshold” column for this grant represents 17.5% of target, which reflects the minimum possible amount that could be paid under these awards (no amount is payable if the threshold level of performance is not reached for at least one performance measure). The “Maximum” column for this grant represents 200% of target and is the maximum amount payable. See Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated.
(3)The options granted in 2023 to purchase shares of the Company's common stock vest 1/3 per year on each anniversary of the grant date and each option has an exercise price equal to the fair market value of one share of common stock on the grant date. The value of each stock option award is $21.09 and was determined by using a hybrid lattice/Monte-Carlo based option valuation model; this value was not reduced to reflect estimated forfeitures during the vesting period. See Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated.
(4)The NYSE closing price per share of the Company’s common stock on February 28, 2023, the date of the 2023 LTI grants for the NEOs, was $78.28. To determine the fair value of the performance share award under FASB ASC Topic 718, the market value on the grant date is adjusted by a factor of 1.0947 to reflect the probable outcome of the performance condition(s) consistent with the estimated aggregate compensation cost to be recognized over the service period, determined as of the grant date.

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COMPENSATION MATTERS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
This table shows outstanding stock option awards classified as exercisable and unexercisable and the number and market value of any unvested or unearned equity awards outstanding as of December 31, 2023 and valued using $80.38, the NYSE closing price per share of the Company’s common stock on December 29, 2023.

Name	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Chris Swift	3/3/2015	201,258		41.25	3/3/2025
	3/1/2016	294,481		43.59	3/1/2026
	2/28/2017	302,908		48.89	2/28/2027
	2/27/2018	284,819		53.81	2/27/2028
	2/26/2019	352,263		49.01	2/26/2029
	2/25/2020	327,679		55.27	2/25/2030
	2/23/2021	207,213	103,607	51.87	2/23/2031
	2/23/2022	100,644	201,288	69.41	2/23/2032			149,145	11,988,275
	2/28/2023		248,933	78.28	2/28/2033			135,748	10,911,424
Beth Costello	3/3/2015	38,915		41.25	3/3/2025
	3/1/2016	72,076		43.59	3/1/2026
	2/28/2017	70,679		48.89	2/28/2027
	2/27/2018	63,194		53.81	2/27/2028
	2/26/2019	75,790		49.01	2/26/2029
	2/25/2020	71,318		55.27	2/25/2030
	2/23/2021	44,802	22,402	51.87	2/23/2031
	2/23/2022	25,161	50,322	69.41	2/23/2032			37,286	2,997,049
	2/28/2023		57,492	78.28	2/28/2033			31,351	2,519,993
David Robinson	2/28/2017	40,388		48.89	2/28/2027
	2/27/2018	39,163		53.81	2/27/2028
	2/26/2019	53,373		49.01	2/26/2029
	2/25/2020	50,116		55.27	2/25/2030
	2/23/2021	32,482	16,241	51.87	2/23/2031
	2/23/2022	20,128	40,258	69.41	2/23/2032			29,829	2,397,655
	2/28/2023		42,674	78.28	2/28/2033			23,271	1,870,523
Deepa Soni	2/23/2021	13,440	6,721	51.87	2/23/2031
	2/23/2022	12,580	25,162	69.41	2/23/2032			18,643	1,498,524
	2/28/2023		33,191	78.28	2/28/2033			18,100	1,454,878
Amy Stepnowski	2/23/2021	19,041	9,521	51.87	2/23/2031
	2/23/2022	10,064	20,129	69.41	2/23/2032			14,914	1,198,787
	2/28/2023		26,079	78.28	2/28/2033			14,221	1,143,084

(1) Stock options granted to the NEOs vest and become exercisable 1/3 per year on each anniversary of the grant date and generally expire on the tenth anniversary of the grant date. See “(2) Accelerated Stock Option Vesting” on page 69 following the Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated.
(2) This column represents unvested performance share awards at 200% of target assuming that the Company has achieved the highest performance level with respect to awards granted on February 23, 2022 and February 28, 2023. Dividend equivalents are credited on performance shares, which remain subject to the same terms and conditions as the underlying performance shares to which they relate and are paid only if, and to the extent that, the underlying performance shares vest and are paid out. See “(3) Accelerated Vesting of Performance Shares and Other LTI Awards” on page 69 following the Payments upon Termination or Change of Control table for a description of the circumstances in which vesting is accelerated for performance shares.
•Performance shares granted on February 23, 2022 vest on December 31, 2024, the end of the three year performance period, based on the Company’s TSR performance relative to the peer group established by the Compensation Committee and performance against pre-established Compensation Core ROE targets, with the two measures weighted equally (50/50), as described on page 46 of the 2023 proxy statement.
•Performance shares granted on February 28, 2023 vest on December 31, 2025, the end of the three year performance period, based on the Company’s TSR performance relative to the peer group established by the

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COMPENSATION MATTERS
Compensation Committee and performance against pre-established Compensation Core ROE targets, with the two measures weighted equally (50/50), as described on page 49 of this proxy statement.
(3) This column reflects the market value of performance shares at 200% of target, plus the value of dividend equivalents credited on the performance shares, as of December 29, 2023.
OPTION EXERCISES AND STOCK VESTED TABLE
This table provides information regarding option awards exercised and stock awards that vested during 2023. The numbers have been rounded to the nearest whole dollar or share.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Christopher Swift	204,501	8,328,644	189,640	17,718,072
Beth Costello	38,915	1,424,402	41,003	3,830,934
David Robinson	—	—	29,727	2,777,427
Deepa Soni	—	—	28,759	2,377,595
Amy Stepnowski	—	—	30,773	2,620,749
(1)The amounts in this column reflect the value realized upon the exercise of vested stock options during 2023. The value realized is the difference between the fair market value of common stock on the date of exercise and the exercise price of the option.
(2)The numbers in this column reflect the total shares of common stock paid out on stock awards that vested in 2023. This includes, for each NEO, performance shares granted on February 23, 2021 that vested on December 31, 2023 and paid out at 200% of target following the Compensation Committee’s February 20, 2024 certification as further outlined on page 50 .

In addition, the amount shown for Ms. Soni includes (a) 6,232 RSUs granted on February 25, 2020 and settled in shares of common stock on February 25, 2023 and (b) 10,226 RSUs granted on August 3, 2020 and settled in shares of common stock on August 3, 2023. The amount shown for Ms. Stepnowski includes (a) 4,399 RSUs granted on February 25, 2020 and settled in shares of common stock on February 25, 2023 and (b) 8,948 RSUs granted on August 3, 2020 and settled in shares of common stock on August 3, 2023.
(3) The value realized on vesting for the performance share awards is based on the NYSE closing price per share of the Company's common stock on February 20, 2024 ($93.43), the date the Compensation Committee certified the vesting percentage. The amount shown for Ms. Soni also includes (a) the $485,894 value of her February 25, 2020 RSU award based on the NYSE closing stock price per share on February 24, 2023 (the February 25, 2023 vesting date was a Saturday; as a result the closing price on the prior business day of February 24, 2023 was used) and (b) the $742,421 value of her August 3, 2020 RSU award based on the NYSE closing stock price per share on August 3, 2023, the vesting date. The amount shown for Ms. Stepnowski also includes (a) the $342,984 value of her February 25, 2020 RSU award based on the NYSE closing stock price per share on February 24, 2023 (the February 25, 2023 vesting date was a Saturday; as a result the closing price on the prior business day of February 24, 2023 was used) and (b) the $649,618 value of her August 3, 2020 RSU award based on the NYSE closing stock price per share on August 3, 2023, the vesting date.

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COMPENSATION MATTERS
PENSION BENEFITS TABLE
The table below shows the number of years of credited service, the actuarial present value of the accumulated pension benefit, and the actual cash balance account as of December 31, 2023 under the Company’s tax-qualified pension plan (The Hartford Retirement Plan for U.S. Employees, or the “Retirement Plan”) and the non-qualified pension plan (The Hartford Excess Pension Plan II, or the “Excess Pension Plan”) for each of the NEOs.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Actual Cash Balance Account or Accrued Benefit ($)	Payments During Last Fiscal Year ($)
Christopher Swift	Retirement Plan	2.83	84,199	85,471	—
	Excess Pension Plan	2.83	468,284	475,361	—
Beth Costello	Retirement Plan	8.67	176,197	187,846	—
	Excess Pension Plan	8.67	219,047	233,529	—
David Robinson	Retirement Plan	6.08	146,389	153,248	—
	Excess Pension Plan	6.08	138,507	144,997	—
Deepa Soni	Retirement Plan	—	—	—	—
	Excess Pension Plan	—	—	—	—
Amy Stepnowski	Retirement Plan	4.33	89,560	95,962	—
	Excess Pension Plan	4.33	30,437	32,613	—
(1)This column reflects the years of credited service under the Retirement Plan and Excess Pension Plan (each a "Plan" or together the "Plans") as of December 31, 2012. Benefit accruals ceased as of December 31, 2012 under each Plan. As of December 31, 2023, Messrs. Swift and Robinson and Mses. Costello and Stepnowski were vested at 100% in their cash balance accounts under the Plans. Having joined the Company after December 31, 2012, when these Plans were frozen, Ms. Soni does not have a benefit under either Plan.
(2)The present value of accumulated benefits under each Plan is calculated assuming that benefits commence at age 65, no pre-retirement mortality, a lump sum form of payment and the same actuarial assumptions used by the Company for GAAP financial reporting purposes. The present value is determined using a discount rate of 5.15%, and the cash balance amounts are projected to age 65 using an assumed interest crediting rate of 4.50% for 2024 and 4.36% for 2025 and beyond.
Cash Balance Formula
For employees hired on or after January 1, 2001, including Messrs. Swift and Robinson and Mses. Costello and Stepnowski, retirement benefits accrued under the cash balance formula until December 31, 2012. Effective December 31, 2012, the cash balance formula under the Retirement Plan and the Excess Pension Plan was frozen for all Plan participants, including the NEOs. Interest continues to be credited on previously accrued amounts, at a rate of 3.3% or based on the 10 year Treasury rate, whichever is greater. All Plan participants are currently vested in their account balances, which they may elect to receive following termination of employment in the form of a single lump sum payment or an actuarially-equivalent form of annuity.
In the event of a Change of Control (as defined in the Excess Pension Plan), each NEO would automatically receive a lump sum of the value of their Excess Pension Plan cash balance benefit as of the date of the Change of Control, provided that the Change of Control also constitutes a “change in control” as defined in regulations issued under Section 409A of the Internal Revenue Code.
NON-QUALIFIED DEFERRED COMPENSATION TABLE
Excess Savings Plan
NEOs, as well as other employees, may contribute to the Company’s Excess Savings Plan, a non-qualified plan established as a “mirror” to the Company’s tax-qualified 401(k) plan (The Hartford Investment and Savings Plan). The Excess Savings Plan is intended to facilitate deferral of amounts that cannot be deferred under the 401(k) plan for employees whose compensation exceeds the Internal Revenue Code limit for the 401(k) plan ($330,000 in 2023). When an eligible employee’s annual compensation reaches that Internal Revenue Code limit, the eligible employee can contribute up to six percent (6%) of compensation in excess of that limit to the Excess Savings Plan, up to a combined $1 million annual limit on compensation for both plans. The Company makes a matching contribution to the Excess Savings Plan in an amount equal to 100% of the employee’s contribution. Company contributions to the Excess Savings Plan are fully vested and plan balances are payable in a lump sum following termination of employment.
The table below shows the notional investment options available under the Excess Savings Plan during 2023 and their annual rates of return for the calendar year ended December 31, 2023, as reported by the administrator of the Excess Savings Plan. The notional investment options available under the Excess Savings Plan correspond to the investment options available to participants in the 401(k) plan.

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COMPENSATION MATTERS
Excess Savings Plan Notional Investment Options

Name of Fund	Rate of Return (for the year ended December 31, 2023)	Name of Fund	Rate of Return (for the year ended December 31, 2023)
The Hartford Stock Fund	7.25%	Vanguard Target Retirement 2020 Trust	12.57%
ISP International Equity Fund(1)	14.16%	Vanguard Target Retirement 2025 Trust	14.59%
ISP Active Large Cap Equity Fund(2)	32.39%	Vanguard Target Retirement 2030 Trust	16.08%
ISP Small/Mid Cap Equity Fund(3)	16.60%	Vanguard Target Retirement 2035 Trust	17.24%
State Street S&P 500 Index Non-Lending Series Fund	26.28%	Vanguard Target Retirement 2040 Trust	18.42%
Hartford Stable Value Fund	2.40%	Vanguard Target Retirement 2045 Trust	19.58%
Hartford Total Return Bond HLS Fund	6.97%	Vanguard Target Retirement 2050 Trust	20.28%
SSgA Real Asset Fund	1.01%	Vanguard Target Retirement 2055 Trust	20.25%
Vanguard Federal Money Market Fund	5.09%	Vanguard Target Retirement 2060 Trust	20.26%
State Street Global All Cap Equity Ex-U.S. Index Non-Lending Series Fund	15.86%	Vanguard Target Retirement 2065 Trust	20.23%
State Street Russell Small/Mid Cap Index Non-Lending Series Fund	24.91%	Vanguard Target Retirement 2070 Trust	20.34%
Vanguard Target Retirement Income Trust	10.74%
(1)The ISP International Equity Fund is a multi-fund portfolio made up of two underlying mutual funds that provides a blended rate of return. The underlying funds are the Hartford International Opportunities HLS Fund (50%) and Sprucegrove All Country World ex USA CIT Fund (50%).
(2)The ISP Active Large Cap Equity Fund is a multi-fund portfolio made up of two underlying funds that provides a blended rate of return. The underlying funds are the Hartford Dividend and Growth HLS Fund (50%) and the Loomis Sayles Large Cap Growth Fund (50%).
(3)The ISP Small/Mid Cap Equity Fund is a multi-fund portfolio made up of four underlying funds that provides a blended rate of return. The underlying funds are the T. Rowe Price QM U.S. Small-Cap Growth Equity Fund (20%), Chartwell Investment Partners Small Cap Value Fund (20%), JP Morgan Mid Cap Growth Fund (30%) and Leeward Investments Mid Cap Value Fund (30%).

Non-Qualified Deferred Compensation - Excess Savings Plan
The table below shows the NEO and company contributions, the aggregate earnings credited, and the total balance of each NEO’s account under the Excess Savings Plan as of December 31, 2023.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Christopher Swift	40,200	40,200	282,677	—	1,780,443
Beth Costello	40,200	40,200	64,475	—	1,126,698
David Robinson	40,200	40,200	42,019	—	955,921
Deepa Soni	40,200	40,200	52,827	—	288,029
Amy Stepnowski	40,200	40,200	132,612	—	938,192
(1)The amounts shown reflect executive contributions to the Excess Savings Plan during 2023 with respect to AIP awards paid in 2023 in respect of performance during 2022. These amounts are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table in the 2023 proxy statement.
(2)The amounts shown reflect the Company’s matching contributions into the Excess Savings Plan based on the NEO's executive contributions in 2023. These amounts are also included with the Company's contributions to the 401(k) plan in the “All Other Compensation” column of the Summary Compensation Table on page 60.
(3)The amounts shown represent investment gains (or losses) during 2023 on notional investment funds available under the Excess Savings Plan (which mirror investment options available under the Company's 401(k) plan). No portion of these amounts is included in the Summary Compensation Table on page 60 as the Company does not provide above-market rates of return.
(4)The amounts shown represent the cumulative amount that has been credited to each NEO’s account under the applicable plan as of December 31, 2023. The amounts reflect the sum of the contributions made by each NEO and the Company since the NEO first began participating in the Excess Savings Plan (including executive and company contributions reported in the Summary Compensation Tables in previous years), adjusted for any earnings or losses as a result of the performance of the notional investments. The reported balances are not based solely on 2023 service. The December 31, 2022 aggregate balances are included in the “Aggregate Balance at Last FYE” column of the Non-Qualified Deferred Compensation - Excess Savings Plan table in the 2023 proxy statement.

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COMPENSATION MATTERS
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The following section provides information concerning the value of potential payments and benefits as of December 31, 2023 that would be payable to NEOs following termination of employment under various circumstances or in the event of a Change of Control (as defined on page 71). Benefit eligibility and values as of December 31, 2023 vary based on the reason for termination.
Severance Pay for Senior Executives
The NEOs participate in The Hartford Senior Executive Officer Severance Pay Plan or, in the case of Ms. Soni and Ms. Stepnowski, The Hartford Senior Executive Severance Pay Plan (the "Severance Plans"). The Severance Plans provide specified payments and benefits to participants upon termination of employment as a result of severance eligible events. The Severance Plans apply to the NEOs and other executives that the Chief Human Resources Officer (the “Plan Administrator”) approves for participation. As a condition to participate, the NEOs must agree to such restrictive covenants as are required by the Plan Administrator. In addition to confidentiality and non-disparagement provisions that continue after termination of employment, the NEOs have agreed that, while employed and for a one-year period following a termination of employment, they are subject to non-competition and non-solicitation provisions.
If an NEO (other than Ms. Soni and Ms. Stepnowski) is involuntarily terminated, other than for Cause (as defined on page 70), the NEO would receive a lump sum severance amount equal to two times the sum of their annual base salary and the target AIP award, both determined as of the involuntary termination date, payable within 60 days of termination. (Ms. Soni would receive thirteen months of annual base salary and Ms. Stepnowski would receive twenty-four months of annual base salary, each payable within 60 days of termination.) Treatment of the AIP award for the year in which the termination occurs, outstanding and unvested LTI awards and other benefits as of the termination date if an NEO is involuntarily terminated other than for Cause (including if the NEO is, or is not, retirement eligible) are described in Footnotes 1, 2, 3 and 5 to the table below.
Treatment upon a Change of Control
If, within the two year period following a Change of Control (as defined on page 71), (1) the NEO is involuntarily terminated by the Company other than for Cause, or (2) the NEO voluntarily terminates employment with the Company for Good Reason (as defined on page 71), then the NEO (other than Ms. Soni and Ms. Stepnowski) would receive a lump sum severance amount equal to two times the sum of their annual base salary and the target AIP award. Ms. Soni and Ms. Stepnowski would each receive a lump sum severance amount equal to two times her annual base salary. All NEOs would be eligible for a pro rata AIP award , except that the pro rata AIP award payable would be at least the same percentage of the target level of payout as is generally applicable to executives whose employment did not terminate. LTI awards would not vest automatically upon a Change of Control so long as the Compensation Committee determines that, upon the Change of Control, the awards would either continue to be honored or be replaced with substantially equivalent alternative awards. If the awards were so honored or replaced, then those awards would fully vest if, within the two year period following the Change of Control, (1) the NEO was involuntarily terminated by the Company other than for Cause, or (2) the NEO voluntarily terminated employment with the Company for Good Reason. If the NEO is terminated for Cause, all unvested options and stock awards would be cancelled and neither severance nor AIP would be paid.
In the event of a Change of Control, the NEO would receive a lump sum equal to the present value of their benefit under the Excess Pension Plan and their Excess Savings Plan balance, provided that the Change of Control also constituted a “change in control” as defined in regulations issued under Section 409A of the Internal Revenue Code.
No gross-up would be provided for any excise taxes that apply to an NEO upon a Change of Control.
Other Benefits in the Event of Death or Disability
In the event of death, an NEO would receive a company-paid life insurance benefit in addition to whatever voluntary group term life insurance coverage is in effect. The Company paid benefit would equal two times salary with a cap of $1,000,000, unless the employee had elected a flat amount of $50,000.
In the event of disability, the NEO would be entitled to short and long term disability benefits if they were disabled in accordance with the terms of the applicable plan. Upon the commencement of long term disability benefits and while in receipt of long term disability benefits, each NEO would be eligible to participate in company health benefit and life insurance plans for up to a maximum of three years.
Eligibility for Retirement Treatment
For AIP awards, an NEO will receive retirement treatment if they meet the following retirement definition as of the last date paid: (i) the NEO is at least age 55 with at least 5 years of service, and (ii) age plus service equals or exceeds 65 (the "Rule of 65"). Ms. Costello, Ms. Stepnowski and Messrs. Swift and Robinson were eligible to receive retirement treatment for their AIP awards as of December 31, 2023, under the Rule of 65, as described in Footnote 1 below.
For the 2021, 2022 and 2023 LTI awards, an NEO will receive retirement treatment if they provide written notice three months in advance of their planned retirement date, continue to perform their job responsibilities satisfactorily, and meet the Rule of 65. Ms. Costello, Ms. Stepnowski and Messrs. Swift and Robinson were eligible to receive retirement treatment for their 2021, 2022 and 2023 LTI awards under the Rule of 65, as described in Footnotes 2 and 3 below.

2024 Proxy Statement	67

COMPENSATION MATTERS
Payments upon Termination or Change of Control
The table and further discussion below address benefits that would be payable to the NEOs as of December 31, 2023 assuming their termination of employment on December 31, 2023 under various circumstances or in the event of a Change of Control effective December 31, 2023. The benefits discussed below are in addition to:
•The vested stock options set forth in the Outstanding Equity Awards at Fiscal Year-End Table on page 63,

•The vested performance shares set forth in the Option Exercises and Stock Vested Table on page 64,

•The vested pension benefits set forth in the Pension Benefits Table on page 65, and

•The vested benefits set forth in the Non-Qualified Deferred Compensation Table on page 66 (benefits payable from the Excess Savings Plan).
The amounts shown for accelerated stock option and other LTI vesting are calculated using the NYSE closing price per share of the Company’s common stock on December 29, 2023 of $80.38.

Payment Type	Christopher Swift	Beth Costello	David Robinson	Deepa Soni	Amy Stepnowski

VOLUNTARY TERMINATION OR RETIREMENT
2023 AIP Award ($)(1)	3,861,000	1,579,500	994,500	—	1,287,000
Accelerated Stock Option Vesting ($)(2)	5,684,724	1,311,447	994,277	—	547,025
Accelerated Performance Share Vesting ($)(3)	11,449,829	2,758,539	2,134,089	—	1,170,962
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	—
Benefits Continuation and Outplacement ($)(5)	—	—	—	—	—
TOTAL TERMINATION BENEFITS ($)	20,995,553	5,649,486	4,122,866	—	3,004,987

INVOLUNTARY TERMINATION – NOT FOR CAUSE
2023 AIP Award ($)(1)	3,861,000	1,579,500	994,500	936,000	1,287,000
Cash Severance ($)(4)	9,000,000	4,250,000	3,000,000	758,333	1,200,000
Accelerated Stock Option Vesting ($)(2)	5,684,724	1,311,447	994,277	467,643	547,025
Accelerated Performance Share Vesting ($)(3)	11,449,829	2,758,539	2,134,089	741,986	1,170,962
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	—
Benefits Continuation and Outplacement ($)(5)	40,217	45,444	47,554	45,444	45,444
TOTAL TERMINATION BENEFITS ($)	30,035,770	9,944,930	7,170,420	2,949,406	4,250,431

CHANGE OF CONTROL/ INVOLUNTARY TERMINATION NOT FOR CAUSE OR TERMINATION FOR GOOD REASON
2023 AIP Award ($)(1)	3,861,000	1,579,500	994,500	936,000	1,287,000
Cash Severance ($)(4)	9,000,000	4,250,000	3,000,000	1,400,000	1,200,000
Accelerated Stock Option Vesting ($)(2)	5,684,724	1,311,447	994,277	537,344	547,025
Accelerated Performance Share Vesting ($)(3)	11,449,829	2,758,539	2,134,089	1,476,693	1,170,962
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	—
Benefits Continuation and Outplacement ($)(5)	40,217	45,444	47,554	45,444	45,444
TOTAL TERMINATION BENEFITS ($)	30,035,770	9,944,930	7,170,420	4,395,481	4,250,431

INVOLUNTARY TERMINATION – DEATH OR DISABILITY
2023 AIP Award ($)(1)	3,861,000	1,579,500	994,500	936,000	1,287,000
Accelerated Stock Option Vesting ($)(2)	5,684,724	1,311,447	994,277	537,344	547,025
Accelerated Performance Share Vesting ($)(3)	11,449,829	2,758,539	2,134,089	1,476,693	1,170,962
Accelerated Other LTI Vesting ($)(3)	—	—	—	—	—
Benefits Continuation ($)(5)	50,440	66,120	72,450	66,120	66,120
TOTAL TERMINATION BENEFITS ($)	21,045,993	5,715,606	4,195,316	3,016,157	3,071,107

68	www.thehartford.com

COMPENSATION MATTERS
(1) 2023 AIP Award
Voluntary Termination or Retirement. Generally, upon a voluntary termination of employment during 2023, the NEO would not be eligible to receive an AIP award for 2023 unless the Compensation Committee determined otherwise. However, an NEO who is eligible for retirement treatment for an AIP award would be entitled to receive a pro rata award for 2023 based on the portion of the year served, payable no later than March 15 following the calendar year of termination. All of the NEOs, except for Ms. Soni, were eligible for retirement treatment as of December 31, 2023 under the AIP. The amounts shown represent the actual award payable for 2023, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 60.
Involuntary Termination – Not For Cause. Each NEO would be eligible for a pro rata portion of their 2023 AIP award. The amounts shown represent the actual award payable for 2023, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 60.

Involuntary Termination – Not For Cause, or a Termination For Good Reason, Within Two Years Following a Change of Control. Each NEO would be eligible for a pro rata portion of their 2023 AIP award, commensurate with amounts received by the executives who did not terminate employment. The amounts shown represent the actual award payable for 2023, as reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 60.

Involuntary Termination For Cause. No AIP award would be payable.
Death or Disability. Each NEO would receive a 2023 AIP award comparable to the award that would have been paid had they been subject to an involuntary termination (not for Cause).
(2) Accelerated Stock Option Vesting
Voluntary Termination or Retirement. For a voluntary termination, all unvested options would be canceled, unless the Compensation Committee determined otherwise. Each NEO would be entitled to exercise stock options vested as of the date of their termination of employment within the four month period following termination of employment but not beyond the scheduled expiration date.
If the NEO is retirement eligible, unvested stock options would immediately vest. Vested options would need to be exercised no later than the scheduled expiration date. All of the NEOs, except for Ms. Soni, were eligible for retirement treatment as of December 31, 2023 on their 2021, 2022 and 2023 option awards.
Involuntary Termination – Not For Cause. Each NEO would be entitled to pro rata vesting of unvested stock options as long as the options had been outstanding for at least one year from the date of grant. Stock options vested as of the date of termination of employment would need to be exercised within the four month period following termination of employment but not beyond the scheduled expiration date.
If the NEO is retirement eligible, unvested stock options would immediately vest. Vested options would need to be exercised no later than the scheduled expiration date. All of the NEOs, except for Ms. Soni, were eligible for retirement treatment as of December 31, 2023 on their 2021, 2022 and 2023 option awards.
Change of Control. Stock options would not automatically vest upon a Change of Control so long as the Compensation Committee determined that, upon the Change of Control, the awards would either be honored or replaced with substantially equivalent alternative awards. If the stock option awards were so honored or replaced, then vesting of those awards would only be accelerated if the NEO’s employment were to be terminated within two years following the Change of Control without Cause or by the NEO for Good Reason. Stock options, if vested upon the Change of Control, would be exercisable for the remainder of their original term. The amounts shown in the Change of Control section of the table provide the value of accelerated stock option vesting presuming that all options were to vest upon a Change of Control on December 31, 2023 (i.e., that the stock option awards were not honored or replaced, or that the NEOs were terminated at the time of the Change of Control without Cause) or quit for Good Reason.
Involuntary Termination For Cause. All unvested stock options would be canceled.
Death or Disability. All unvested stock options would fully vest and would need to be exercised no later than the scheduled expiration date.
(3) Accelerated Vesting of Performance Shares and Other LTI Awards
Voluntary Termination or Retirement. For a voluntary termination, unvested performance shares would be canceled as of the termination of employment date, unless the Compensation Committee determined otherwise. For retirement eligible employees, the 2022 and 2023 performance share awards would vest, subject to the Company's performance against performance measures and the NEO's compliance with a non-competition provision. As of December 31, 2023, all of the NEOs, except for Ms. Soni, were eligible to receive retirement treatment on their outstanding performance share awards, subject to the Company's performance against performance measures and the NEO's compliance with the non-competition provision. The amounts shown included dividend equivalents accrued as of December 31, 2023 on performance awards.
Ms. Soni is not retirement eligible and would forfeit her performance shares if she voluntarily terminated employment.

2024 Proxy Statement	69

COMPENSATION MATTERS
Involuntary Termination – Not For Cause. All of the NEOs, except for Ms. Soni, would receive full vesting, subject to the Company's performance against performance measures, in their 2022 and 2023 performance share awards due to eligibility for retirement treatment, subject to the NEO's compliance with the non-competition provision. Ms. Soni, who is not retirement eligible, would be entitled to pro rata vesting of her 2022 and 2023 performance share awards (subject to the Company's performance against performance measures). The amount shown is the value the NEO would be entitled to at the end of the respective performance period for these awards to which pro rata or full payment applies, based on $80.38, the closing stock price on December 29, 2023, and payout at target. The amounts shown include dividend equivalents accrued as of December 31, 2023 on performance awards.
Change Of Control. The 2022 and 2023 Performance share awards would not automatically vest upon a Change of Control so long as the Compensation Committee determined that, upon the Change of Control, the awards would either be honored or replaced with substantially equivalent alternative awards. If the performance share awards were so honored or replaced, then vesting of those awards would only be accelerated if the NEO’s employment were to be terminated within two years following the Change of Control without Cause or by the NEO for Good Reason. The amounts shown in the Change of Control section of the table indicate the value of accelerated vesting presuming that all awards were to vest upon the Change of Control (i.e., the performance share awards were not honored or replaced, or that the NEOs were terminated at the time of the Change of Control without Cause or quit for Good Reason), based on $80.38, the closing stock price on December 29, 2023, and, a payout at target. The Compensation Committee could determine that performance share awards would pay out at greater than the target amount. The amounts shown include dividend equivalents accrued on performance awards.
Involuntary Termination For Cause. All unvested awards would be canceled.
Death or Disability. Performance share awards granted in 2022 and 2023 would vest in full at target and be payable within 60 days of the termination date. The amounts shown include dividend equivalents accrued as of December 31, 2023 on performance awards.
(4) Cash Severance Payments
Voluntary Termination or Retirement, Involuntary Termination For Cause, Death or Disability. No benefits would be payable.
Involuntary Termination - Not For Cause Before or After a Change of Control, or Termination For Good Reason Within Two Years Following a Change of Control. Each NEO (other than Mses. Soni and Stepnowski) would receive a severance payment calculated as a lump sum equal to two times the sum of base salary and the target AIP award at the time of termination (assumed to be December 31, 2023 for this purpose). For an Involuntary termination not for Cause before a Change of Control, Ms. Soni would receive a severance payment calculated as a lump sum equal to 13 months of her annual base salary at the time of termination, and Ms. Stepnowski would receive a severance payment calculated as a lump sum equal to 24 months of her annual base salary at the time of termination (in each case, assumed to be December 31, 2023 for this purpose). For an involuntary termination not for Cause or a termination for Good Reason within two years following a Change of Control, Mses. Soni and Stepnowski would each receive a severance payment calculated as a lump sum equal to 24 months of her annual base salary at the time of termination (assumed to be December 31, 2023 for this purpose).
In the event of termination after a Change of Control, if the aggregate present value of payments contingent on the Change of Control would result in payment by the NEO of an excise tax on “excess parachute payments,” as described in regulations under Sections 280G and 4999 of the Internal Revenue Code, then the severance amounts shown would be reduced if, as a result, the NEO would thereby receive more on an after-tax basis than they would receive if the reduction in the severance amount was not made. The amounts shown assume that such reduction does not occur.
(5) Benefits Continuation and Outplacement
Voluntary Termination or Retirement. No benefits would be payable: executive outplacement services would not be provided and health benefit coverage ends. NEOs who terminate employment after attaining age 55 and completing 10 years of service can elect coverage under a company high deductible health plan until age 65 at their own expense.
Involuntary Termination - Not For Cause, Before or After A Change of Control, or Termination For Good Reason Within Two Years Following a Change of Control. Each NEO would be provided up to one year of health benefits at the employee cost and up to one year of executive outplacement services. The amounts shown represent the estimated employer cost of health coverage continuation and outplacement for one year.
Involuntary Termination - Disability or Death. Each NEO would be provided 36 months of life and health benefits continuation from the date of termination due to long term disability. The amounts shown represent the estimated employer cost of life and health coverage continuation for three years.

DEFINITIONS
“Cause” as used above is defined differently, depending upon whether an event occurs before or after a Change of Control.

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COMPENSATION MATTERS
•    Prior to a Change of Control, “Cause” is generally defined as termination for misconduct or other disciplinary action. With respect to 2023 LTI awards, prior to a Change of Control, "Cause" is defined as termination of the executive's employment due to the executive engaging in any of the following (as determined by the Company in its sole discretion): (i) the willful failure to perform substantially the executive's employment-related duties; (ii) the executive's willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the business or reputation of the Company; (iii) the executive's conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony; or (iv) the executive's breach of any written covenant or agreement with the Company or any material written policy of the Company.
•    Upon the occurrence of a Change of Control, “Cause” is generally defined as the termination of the executive’s employment due to: (i) a felony conviction; (ii) an act or acts of dishonesty or gross misconduct which result or are intended to result in damage to the Company’s business or reputation; or (iii) repeated violations by the executive of the obligations of their position, which violations are demonstrably willful and deliberate and which result in damage to the Company’s business or reputation.
“Change of Control” is generally defined as:
•     The filing of a report with the SEC disclosing that a person is the beneficial owner of 40% or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;
•     A person purchases shares pursuant to a tender offer or exchange offer to acquire stock of the Company (or securities convertible into stock), provided that after consummation of the offer, the person is the beneficial owner of 20% or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;
•     The consummation of a merger, consolidation, recapitalization or reorganization of the Company approved by the stockholders of the Company, other than in a transaction immediately following which the persons who were the beneficial owners of the outstanding securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction are the beneficial owners of at least 55% of the total voting power represented by the securities of the entity surviving such transaction entitled to vote in the election of directors of such entity in substantially the same relative proportions as their ownership of the securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction;
•     The consummation of a sale, lease, exchange or other transfer of all or substantially all the assets of the Company approved by the stockholders of the Company; or
•     Within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause, and (B) was not designated by a person who has entered into an agreement with the Company to effect a merger or sale transaction described above.
“Good Reason” is generally defined as:
•    The assignment of duties inconsistent in any material adverse respect with the executive’s position, duties, authority or responsibilities, or any other material adverse change in position, including titles, authority or responsibilities;
•     A material reduction in base pay or target AIP award;
•     Being based at any office or location more than 50 miles from the location at which services were performed immediately prior to the Change of Control (provided that such change of office or location also entails a substantially longer commute);
•     A failure by the Company to obtain the assumption and agreement to perform the provisions of the Senior Executive Officer Plan by a successor; or
•     A termination asserted by the Company to be for cause that is subsequently determined not to constitute a termination for Cause.

CEO PAY RATIO
For 2023, Mr. Swift had total compensation, as reported in the Summary Compensation Table on page 60, of $16,408,250, while our median employee (excluding the CEO) had total compensation of $101,119, yielding a CEO pay ratio of 162 times the median. Annual base salary at year-end 2023 was used to determine the median employee; no statistical sampling was used. The median employee's total compensation was calculated in the same manner as for the CEO in the Summary Compensation Table. All non-U.S. employees were excluded using the 5% de minimis rule (182 employees were based in the U.K., 8 in Canada, 5 in Hong Kong, and 5 in Switzerland).

PAY VERSUS PERFORMANCE
The table below provides information about the relationship between "Compensation Actually Paid" (as defined by the SEC) to NEOs and certain financial performance metrics of the Company. Compensation Actually Paid does not represent amounts actually

2024 Proxy Statement	71

COMPENSATION MATTERS
received by the individuals during the year or the compensation decisions described in the "Compensation Discussion and Analysis” on page 41. Compensation Actually Paid is an amount calculated in accordance with SEC rules and includes, among other things, year-over-year changes in the fair value of unvested equity-based awards.

					Value of Initial Fixed $100 Investment Based on:(4)
Year	Summary Compensation Table (SCT) Total for CEO ($)(1)	Compensation Actually Paid (CAP) to CEO ($)(2)	Average SCT Total for Other NEOs ($)(1)	Average CAP to Other NEOs ($)(3)	Company TSR ($)	Peer Group TSR ($)	Net Income ($ in millions) (4)	Compensation Core Earnings ($ in millions) (5)
2023	16,408,250	11,750,729	3,710,379	3,144,402	146	158	2,504	2,737
2022	16,086,469	26,534,011	5,409,204	8,245,362	135	145	1,819	2,561
2021	15,824,348	38,804,005	4,793,726	10,351,296	120	132	2,371	2,163
2020	11,806,195	(783,220)	3,927,876	524,850	83	100	1,737	1,767
(1) The CEO for each year reported was Christopher Swift. The names of each of the other NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Beth Costello, David Robinson, Deepa Soni, and Amy Stepnowski; (ii) for 2022, Beth Costello, Douglas Elliot, David Robinson, and Deepa Soni; (iii) for 2021, Beth Costello, Douglas Elliot, David Robinson, Amy Stepnowski, and William Bloom; and (iv) for 2020, Beth Costello, Douglas Elliot, David Robinson, William Bloom, and Brion Johnson.

(2) In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the CEO's total compensation for each year to determine the compensation actually paid. For purposes of the pension valuation adjustments shown below, there was no pension service or prior service cost.

Year	SCT Total ($)	Less: Change in Pension Value ($)	Less: Stock Awards from SCT and Option Awards from SCT ($)	Year-End Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in the Year ($)	Change in Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in Prior Years ($)	Vesting Date Fair Value of Equity Awards and Applicable Dividend Equivalents Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards and Applicable Dividend Equivalents Granted in Prior Years Which Vested in the Year ($)	CAP ($)
2023	16,408,250	37,310	10,997,175	10,390,607	(298,113)	—	(3,715,530)	11,750,729
2022	16,086,469	—	10,153,500	14,890,747	5,123,290	—	587,005	26,534,011
2021	15,824,348	8,184	9,626,475	19,016,242	9,006,971	—	4,591,103	38,804,005
2020	11,806,195	33,824	7,990,850	6,834,642	(5,693,269)	—	(5,706,114)	(783,220)
(3) In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding the CEO) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2. For purposes of the pension valuation adjustments shown below, there was no pension service or prior service cost.

Year	SCT Total ($)	Less: Change in Pension Value ($)	Less: Stock Awards from SCT and Option Awards from SCT ($)	Year-End Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in the Year ($)	Change in Fair Value of Unvested Equity Awards and Applicable Dividend Equivalents Granted in Prior Years ($)	Vesting Date Fair Value of Equity Awards and Applicable Dividend Equivalents Granted and Vested in the Year ($) (a)	Change in Fair Value of Equity Awards and Applicable Dividend Equivalents Granted in Prior Years Which Vested in the Year ($)	CAP ($)
2023	3,710,379	21,025	1,760,857	1,663,735	(48,651)	—	(399,179)	3,144,402
2022	5,409,204	—	2,842,980	3,231,047	1,053,592	938,364	456,135	8,245,362
2021	4,793,726	1,170	2,362,389	4,335,398	1,972,862	340,965	1,271,904	10,351,296
2020	3,927,876	21,586	2,164,110	1,718,080	(1,391,173)	132,902	(1,677,139)	524,850
(a) Equity awards vest during the year granted only in the case of retirement. Retirements occurred in 2022, 2021, and 2020 for Messrs. Elliot, Bloom, and Johnson, respectively.

(4) Reflects the value of a fixed $100 investment on December 31, 2019. The peer group used for this purpose is the published industry index: S&P Insurance Composite Index, the same peer group used for purposes of the performance graph included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended December 31, 2023, 2022, 2021, and 2020.

(5) The Compensation Core Earnings definition and a reconciliation from GAAP net income available to common stockholders to Compensation Core Earnings for each year in the table are provided in Appendix A.

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COMPENSATION MATTERS

FINANCIAL PERFORMANCE MEASURES

As described in greater detail in “Compensation Discussion and Analysis” the Company’s executive compensation program is heavily weighted toward variable compensation and designed to promote long-term shareholder value creation and support our strategy. The most important financial performance measures used by the Company to link compensation actually paid to the Company’s NEOs to Company performance are as follows:

•Compensation Core Earnings
•Compensation Core ROE
•TSR

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

Below are graphs showing the relationship of “Compensation Actually Paid” to our CEO and the average for our other NEOs in 2020, 2021, 2022 and 2023 relative to (i) TSR; (ii) net income; and (iii) Compensation Core Earnings:

CAP vs. TSR
$50
$40
$30
$20
$10
$0
-$10
-$20
$150
$140
$130
$120
$110
$100
$90
$80
CAP (Millions of Dollars)
TSR (Dollars)
$38.8
$10.4
$26.5
$8.2
$11.8
$3.1
$0.5
$-0.8
$83.1
$119.9
$134.6
$146.1
2020
2021
2022
2023
CEO CAP (Millions of Dollars)
Other NEO CAP (Millions of Dollars)
TSR (Dollars)

CAP vs. Net Income and Compensation Core Earnings

CAP (Millions of Dollars)
Net Income and Compensation Core Earnings (Billions of Dollars)
$50
$40
$30
$20
$10
$0
-$10
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
2020
2021
2022
2023
$-0.8
$0.5
$1.8
$1.7
$38.8
$10.4
$2.4
$2.2
$26.5
$8.2
$2.6
$1.8
$11.8
$3.1
$2.7
$2.5
CEO CAP (Millions of Dollars)
Other NEO CAP (Millions of Dollars)
Net Income (Billions of Dollars)
Compensation Core Earnings (Billions of Dollars)

2024 Proxy Statement	73

COMPENSATION MATTERS

Company TSR vs. S&P Insurance Composite Index TSR

$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
2019 (Base Investment)
2020 (1-Year TSR)
2021 (2-Year TSR)
2022 (3-Year TSR)
2023 (4-Year TSR)
Company TSR (Dollars)
S&P P&C Insurance Index TSR (Dollars)

	Base Investment 2019	1-Year TSR	2-Year TSR	3-Year TSR	4-Year TSR
The Hartford Financial Services Group, Inc.	$100.00	$83.08	$119.85	$134.61	$146.09
S&P Insurance Composite Index	$100.00	$99.56	$131.54	$144.86	$158.28

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any of the company's filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the company specifically incorporates such information by reference.

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MANAGEMENT PROPOSAL

ITEM 4 MANAGEMENT PROPOSAL TO AMEND THE COMPANY’S CHARTER TO PERMIT THE EXCULPATION OF OFFICERS CONSISTENT WITH CHANGES TO DELAWARE GENERAL CORPORATION LAW
Proposal #4 asks shareholders approve an amendment (the “Amendment”) to our Restated Certificate of Incorporation (our “Certificate of Incorporation”) limiting the liability of certain officers of the Company, as permitted by recent amendments to Delaware law. If shareholders approve the Amendment at the Annual Meeting, the Company will amend and restate its Certificate of Incorporation by filing a Certificate of Amendment with the Delaware Secretary of State.

✓
The Board of Directors recommends that shareholders vote "FOR" this Proposal for the following reasons:
•The proposed changes will better incentivize officers to use their business judgment without fear of personal loss;
•The proposed changes will help to limit expensive and distracting litigation; and
•Not adopting such changes may impact our ability to attract and retain top executive talent in the future.

Article Sixth of the Company’s Certificate of Incorporation currently limits the liability of directors resulting from a breach of their fiduciary duty of care under certain circumstances but does not limit officer liability to the same extent. The proposed changes will broaden the scope of permitted officer exculpation in Article Sixth, making our language consistent with recent changes to Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”), which governs this topic.
The rationale for expanding the scope of our officers’ liability to the extent permitted under Delaware law is to achieve a balance between two competing shareholder interests – accountability, on the one hand, and the Company’s ability to attract and retain quality officers, empowered to perform to the best of their abilities, on the other hand.
The below discussion is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Appendix B.
Background
Historically, under Delaware law, exculpation from liability for certain breach of fiduciary duties claims was limited to a company’s directors. However, in August of 2022, Section 102(b)(7) of the DGCL was amended to permit exculpation of specified officers, under the same limited circumstances afforded to directors. Specifically, Section 102(b)(7) now permits a corporation to include a provision in its certificate of incorporation to exculpate certain officers from personal liability for breach of the duty of care with respect to certain actions (and subject to certain exceptions).
Article Sixth of our Certificate of Incorporation currently limits director liability to the extent permitted under Delaware law but does not limit officer liability to the same extent. The Board is now recommending that the Company’s Certificate of Incorporation be amended to broaden its officer exculpation provisions, to the extent permitted by Delaware law, effectively aligning director and officer liability.
Scope of Amendment
The scope of officer exculpation under Section 102(b)(7) of the DGCL, as amended - and correspondingly, under the Amendment, as proposed - is narrow and specific. It permits exculpation only for direct claims brought by shareholders (including class actions) for breach of an officer’s fiduciary duty of care and is subject to a number of exceptions. It does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by shareholders in the name of the Company. Consistent with the protections currently afforded to directors under Article Sixth of our Certificate of Incorporation, the Amendment does not limit the liability of officers for any breach of the duty of loyalty to the Company or its shareholders, any acts or omissions not in good faith or any intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit. Exculpation is limited to particular officers – specifically, (i) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an officer identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company; or (iii) an officer who has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process. Furthermore, the Amendment is prospective and will not apply to any act or omission occurring prior to its effective date.
Purposes of Amendment
One of the Nominating and Corporate Governance Committee’s responsibilities is the ongoing review and evaluation of the Company’s corporate governance policies and practices. In this capacity, the Committee has considered the potential benefits and

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potential harms of further limiting personal liability of certain officers as permitted by the Delaware law changes and has determined that the Amendment is in the best interests of the Company for several reasons.
a.The proposed changes will better incentivize officers to use their business judgment without fear of personal loss. The role of an officer, by its nature, frequently requires these individuals make major decisions on crucial and/or complex matters. Adopting the Amendment enables our officers to exercise their business judgment in furtherance of the interests of the shareholders without the distraction posed by the risk of personal liability.
b.The proposed changes will help to limit expensive and distracting litigation. Shareholder plaintiffs are increasingly pursuing claims against officers for breaches of the duty of care. By minimizing the time and expense spent responding to lawsuits, our officers can better focus on their professional responsibilities and the Company can direct those additional funds in more productive directions, all of which will add value for the Company.
c.Not adopting such changes may impact our ability to attract and retain top executive talent in the future. Enhancing our ability to retain and attract talented executives is always in the Company’s best interest. In 2023, we saw many public companies adopt similar officer exculpation provisions and we believe that not adopting the Amendment could impact our recruitment and retention of candidates, who might conclude that the potential exposure to the liabilities discussed above exceeds the benefits of serving as one of our corporate officers.
Required Vote and Effectiveness of the Amendment
Approval by shareholders of the Amendment requires the affirmative vote of at least fifty percent (50%) of the outstanding voting stock of the Company. If the Amendment is approved at the Annual Meeting, it will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which would occur as soon as reasonably practicable following the Annual Meeting. If the Amendment is not approved at the Annual Meeting, the Certificate of Incorporation will not be amended, and no additional exculpation will be provided for our officers beyond what is currently available under our Certificate of Incorporate in its present form.

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INFORMATION ON STOCK OWNERSHIP
INFORMATION ON STOCK OWNERSHIP
DIRECTORS AND EXECUTIVE OFFICERS
The following table shows, as of March 18, 2024: (1) the number of shares of our common stock beneficially owned by each director and NEO, and (2) the aggregate number of shares of common stock and common stock-based equity (including RSUs, performance shares granted at target and stock options that will not vest or become exercisable within 60 days, as applicable) held by all directors, NEOs and Section 16 executive officers as a group.

As of March 18, 2024, no individual director, NEO or Section 16 executive officer beneficially owned 1% or more of the total outstanding shares of our common stock. The directors, NEOs and Section 16 executive officers as a group beneficially owned approximately 1.6% of the total outstanding shares of our common stock as of March 18, 2024.

Name of Beneficial Owner	Common Stock(1)	Total(2)
Beth Costello	558,916	702,513
Larry De Shon	13,401	13,401
Carlos Dominguez	25,330	25,330
Trevor Fetter(3)	132,602	132,602
Donna James	9,421	9,421
Edmund Reese	6,496	6,496
David Robinson	335,775	362,478
Deepa Soni	83,391	164,633
Teresa W. Roseborough	31,412	31,412
Virginia P. Ruesterholz	46,236	46,236
Amy Stepnowski	78,223	144,875
Christopher J. Swift(4)	2,579,961	3,200,248
Matthew E. Winter	14,254	14,254
Greig Woodring(5)	19,981	19,981
All directors, NEOs and Section 16 executive officers as a group (23 persons)(6)	4,611,491	5,911,247
(1)All shares of common stock are owned directly except as otherwise indicated below. Pursuant to SEC regulations, shares of common stock beneficially owned include shares of common stock that, as of March 18, 2024: (i) may be acquired by directors, NEOs and Section 16 executive officers upon the vesting or distribution of stock-settled RSUs or the exercise of stock options exercisable within 60 days after March 18, 2024, (ii) are allocated to the accounts of Section 16 executive officers under the Company’s tax-qualified 401(k) plan, (iii) are held by Section 16 executive officers under The Hartford Employee Stock Purchase Plan or (iv) are owned by a director’s, NEO's or a Section 16 executive officer’s spouse or minor child. Of the number of shares of common stock shown above, the following shares may be acquired upon exercise of stock options as of March 18, 2024 or within 60 days thereafter by: Ms. Costello, 489,747 shares; Mr. Robinson, 319,823 shares; Ms. Soni, 56,385; Ms. Stepnowski, 57,383 shares; Mr. Swift, 2,157,235 shares; and all NEOs and Section 16 executive officers as a group, 3,622,402 shares.
(2)This column shows the individual’s total stock-based holdings in the Company, including the securities shown in the “Common Stock” column (as described in footnote 1), plus RSUs that vest and stock options that become exercisable more than 60 days after March 18, 2024, and all outstanding performance shares (at target).
(3)The amount shown includes 60,945 shares of common stock held by a trust for which Mr. Fetter serves as trustee.
(4)The amount shown includes 15,503 shares of common stock held by Mr. Swift’s spouse and 156,251 held in two trusts for which Mr. Swift or his spouse serves as trustee.
(5)The amount shown includes 84 shares of common stock held by a trust for which Mr. Woodring serves as trustee.
(6)The amount shown includes 538 shares of common stock allocated to the account of a Section 16 executive officer under the Company’s tax-qualified 401(k) plan.

2024 Proxy Statement	77

INFORMATION ON STOCK OWNERSHIP
CERTAIN SHAREHOLDERS
The following table shows those persons known to the Company as of February 14, 2024 to be the beneficial owners of more than 5% of our common stock. In furnishing the information below, we have relied on information filed with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	38,754,269(2)	12.89%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	25,309,868(3)	8.4%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	18,658,548(4)	6.2%
State Street Corporation One Lincoln Street Boston, MA 02111	16,712,364(5)	5.56%
(1)The percentages contained in this column are based solely on information provided in Schedules 13G or 13G/A filed with the SEC by each of the beneficial owners listed above regarding their respective holdings of our common stock as of December 31, 2023.
(2)This information is based solely on information contained in a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group to report that it was the beneficial owner of 38,754,269 shares of our common stock as of December 31, 2023. Vanguard has (i) sole power to vote or to direct the vote with respect to none of such shares; (ii) shared power to vote or to direct the vote with respect to 389,257 of such shares, (iii) sole power to dispose or direct the disposition with respect to 37,464,665 of such shares and (iv) the shared power to dispose or direct the disposition of 1,289,604 of such shares.
(3)This information is based solely on information contained in a Schedule 13G/A filed on January 25, 2024 by BlackRock, Inc. to report that it was the beneficial owner of 25,309,868 shares of our common stock as of December 31, 2023. BlackRock has (i) sole power to vote or to direct the vote with respect to 22,506,233 of such shares; (ii) shared power to vote or to direct the vote with respect to none of such shares; (iii) sole power to dispose or direct the disposition of 25,309,868 of such shares; and (iv) shared power to dispose or direct the disposition of none of such shares.
(4)This information is based solely on information contained in a Schedule 13G filed on February 14, 2024 by T. Rowe Price Associates, Inc. to report that it was the beneficial owner of 18,658,548 shares of our common stock as of December 31, 2023. T. Rowe Price has (i) sole power to vote or to direct the vote with respect to 9,404,789 of such shares; (ii) shared power to vote or to direct the vote with respect to none of such shares and (iii) sole power to dispose or to direct the disposition of 18,658,548 of such shares; and (iv) shared power to dispose or direct the disposition of none of such shares.
(5)This information is based solely on information contained in a Schedule 13G filed on January 30, 2024 by State Street Corporation to report that it was the beneficial owner of 16,712,364 shares of our common stock as of December 31, 2023. State Street has (i) sole power to vote or to direct the vote with respect to none of such shares; (ii) shared power to vote or to direct the vote with respect to 11,304,205 of such shares and (iii) sole power to dispose or to direct the disposition of none of such shares; and (iv) shared power to dispose or direct the disposition of 16,691,974 of such shares.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and designated Section 16 executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Section 16 executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based upon a review of filings with the SEC and written representations from our directors and Section 16 executive officers that no other reports were required, we believe that all Section 16(a) reports were filed timely in 2023, with the following exceptions: on February 22, 2023, a late Form 4 was filed for Michael R. Fisher to report the sale of 4,916 shares of our common stock pursuant to a Rule 10b5-1 trading plan that Mr. Fisher entered into prior to becoming a Section 16 officer; on May 9, 2023, a late Form 4 was filed for Jonathan Bennett to report the purchase and sale of 21 shares of our common stock that occurred in a managed account without his knowledge, which resulted in $130.62 in short-swing profits that Mr. Bennett disgorged to the Company on June 7, 2023; on September 11, 2023, a late Form 4 was filed for Amy M. Stepnowski to report the sale of 336 shares of our common stock due to an administrative error; and on January 31, 2024, a Form 3/A was filed for Amy M. Stepnowski to report 3,972.42 shares of our common stock that were inadvertently omitted from her original Form 3 and subsequent Forms 4.

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INFORMATION ABOUT THE MEETING
INFORMATION ABOUT THE HARTFORD’S ANNUAL MEETING OF SHAREHOLDERS
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of copies of the Notice of 2024 Annual Meeting of Shareholders, Proxy Statement and 2023 Annual Report by writing to Terence Shields, Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155.
FREQUENTLY ASKED QUESTIONS
The Board of Directors of The Hartford is soliciting shareholders’ proxies in connection with the 2024 Annual Meeting of Shareholders, and at any adjournment or postponement thereof. The mailing to shareholders of the notice of Internet availability of proxy materials took place on or about April 5, 2024.
Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:     Instead of mailing a printed copy of our proxy materials to each shareholder of record, the SEC permits us to furnish proxy materials by providing access to those documents on the Internet. Shareholders will not receive printed copies of the proxy materials unless they request them. The notice instructs you as to how to submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the notice for requesting them.
Q: How are shares voted if additional matters are presented at the Annual Meeting?
A:     Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders, Donald C. Hunt, Executive Vice President and General Counsel, and Terence Shields, Corporate Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting in accordance with Delaware law and our By-laws.
Q: Who may vote at the Annual Meeting?

A:     Holders of our common stock at the close of business on March 18, 2024 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had 297,298,768 shares of common stock outstanding and entitled to be voted at the Annual Meeting. You may cast one vote for each share of common stock you hold on all matters presented at the Annual Meeting.
Participants in The Hartford Investment and Savings Plan (“ISP”) and The Hartford Deferred Restricted Stock Unit Plan (“Bonus Swap Plan”) may instruct plan trustees as to how to vote their shares using the methods described on page 80. The trustees of the ISP and the Bonus Swap Plan will vote shares for which they have not received direction in accordance with the terms of the ISP and the Bonus Swap Plan, respectively.
Participants in The Hartford's Employee Stock Purchase Plan (“ESPP”) may vote their shares as described on page 80.

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INFORMATION ABOUT THE MEETING
Q: What vote is required to approve each proposal?

A: Proposal		Voting Standard
1	Election of Directors	A director will be elected if the number of shares voted “for” that director exceeds the number of votes “against” that director.
2	To ratify the appointment of our independent registered public accounting firm	An affirmative vote requires the majority of those shares present in person or represented by proxy and entitled to vote.
3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement	An affirmative vote requires the majority of those shares present in person or represented by proxy and entitled to vote.
4	To vote on the management proposal described in this proxy statement	An affirmative vote requires the majority of those shares present in person or represented by proxy and entitled to vote.

Q: What is the difference between a “shareholder of record” and a “street name” holder?
A:     These terms describe the manner in which your shares are held. If your shares are registered directly in your name through Computershare, our transfer agent, you are a “shareholder of record.” If your shares are held in the name of a brokerage firm, bank, trust or other nominee as custodian on your behalf, you are a “street name” holder.
Q: How do I vote my shares?
A:     Subject to the limitations described below, you may vote by proxy:

By internet	By telephone

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903

By mailing your Proxy Card	At the annual meeting

Cast your ballot, sign your proxy card and send by mail	Follow the instructions on the virtual meeting site
When voting on proposal items 1-4, you may vote “for” or “against” the item or you may abstain from voting.
Voting Through the Internet or by Telephone Prior to the Annual Meeting. Whether you hold your shares directly as the shareholder of record or beneficially in “street name,” you may direct your vote by proxy without attending the Annual Meeting. You can vote by proxy using the Internet or a telephone by following the instructions provided in the notice you received.
Voting by Proxy Card or Voting Instruction Form. Each shareholder, including any employee of The Hartford who owns common stock through the ISP, the Bonus Swap Plan or the ESPP, may vote by using the proxy card(s) or voting instruction form(s) provided to them. When you return a proxy card or voting instruction form that is properly completed and signed, the shares of common stock represented by that card will be voted as you specified.

Q: Can I vote my shares at the virtual Annual Meeting?
A:     You may vote online during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/HIG2024, entering the 16-digit control number provided on your proxy card, voting instruction form or notice, and following the on-screen instructions.
Q: Can my shares be voted even if I abstain or don’t vote by proxy or attend the Annual Meeting?
A:     If you cast a vote of “abstention” on a proposal, your shares cannot be voted otherwise unless you change your vote (see below). Because they are considered to be present and entitled to vote for purposes of determining voting results, abstentions will have the effect of a vote against Proposal #2, Proposal #3, and Proposal #4. Note, however, that abstentions will have no effect on Proposal #1, since only votes “for” or “against” a director nominee will be considered in determining the outcome.
Abstentions are included in the determination of shares present for quorum purposes.

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INFORMATION ABOUT THE MEETING
If you don’t vote your shares held in “street name,” your broker can vote your shares in its discretion on matters that the NYSE has ruled discretionary. The ratification of Deloitte & Touche LLP as independent registered public accounting firm is a discretionary item under the NYSE rules. If no contrary direction is given, your shares will be voted on this matter by your broker in its discretion. The NYSE deems the election of directors, matters relating to executive compensation, and shareholder proposals opposed by management as non-discretionary matters in which brokers may not vote shares held by a beneficial owner without instructions from such beneficial owner. Accordingly, brokers will not be able to vote your shares for the election of directors or the advisory vote on compensation of our named executive officers if you fail to provide specific instructions. If you do not provide instructions, a “broker non-vote” results, and the underlying shares will not be considered voting power present at the Annual Meeting. Therefore, these shares will not be counted in the vote on those matters.
If you do not vote shares for which you are the shareholder of record, your shares will not be voted.
Q: What constitutes a quorum, and why is a quorum required?
A:     A quorum is required for our shareholders to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the Record Date will constitute a quorum, permitting us to conduct the business of the meeting. Abstentions and proxies submitted by brokers (even with limited voting power such as for discretionary matters only) will be considered “present” at the Annual Meeting and counted in determining whether there is a quorum present.
Q: Can I change my vote after I have delivered my proxy?
A:     Yes. If you are a shareholder of record, you may revoke your proxy at any time before it is exercised by:
1.Entering a new vote prior to the Annual Meeting at www.proxyvote.com or via telephone;
2.Giving written notice of revocation to our Corporate Secretary;
3.Submitting a subsequently dated and properly completed proxy card; or
4.Entering a new vote during the Annual Meeting at www.virtualshareholdermeeting.com/HIG2024 (your attendance at the Annual Meeting will not by itself revoke your proxy).
If you hold shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy by voting online during the virtual Annual Meeting.
Q: Where can I find voting results of the Annual Meeting?
A:     We will announce preliminary voting results at the Annual Meeting and publish the results in a Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.

Q: How can I submit a proposal for inclusion in the 2025 proxy statement?
A:     We must receive proposals submitted by shareholders for inclusion in the 2025 proxy statement relating to the 2025 Annual Meeting no later than the close of business on December 6, 2024. Any proposal received after that date will not be included in our proxy materials for 2025. In addition, all proposals for inclusion in the 2025 proxy statement must comply with all of the requirements of Rule 14a-8 under the Exchange Act. No proposal may be presented at the 2025 Annual Meeting unless we receive notice of the proposal by Friday, February 14, 2025. Proposals should be addressed to Terence Shields, Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155. All proposals must comply with the requirements set forth in our By-laws, a copy of which may be obtained from our Corporate Secretary or on the Corporate Governance page of the investor relations section of our website at http://ir.thehartford.com.
Q: How may I obtain other information about The Hartford?
A:     General information about The Hartford is available on our website at www.thehartford.com. You may view the Corporate Governance page of the investor relations section of our website at http://ir.thehartford.com for the following information, which is also available in print without charge to any shareholder who requests it in writing:

SEC Filings	• Copies of this proxy statement • Annual Report on Form 10-K for the fiscal year ended December 31, 2023 • Other filings we have made with the SEC
Governance Documents
 • Articles of Incorporation
 • By-laws
 • Corporate Governance Guidelines (including guidelines for determining director independence and qualifications)
 • Charters of the Board’s committees
 • Code of Ethics and Business Conduct
 • Code of Ethics and Business Conduct for Members of the Board of Directors

Written requests for print copies of any of the above-listed documents should be addressed to Terence Shields, Corporate Secretary, The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155.

2024 Proxy Statement	81

INFORMATION ABOUT THE MEETING
In addition, you may access our Sustainability Report, which presents our sustainability goals and provides data on our sustainability practices and achievements, as well as our TCFD, SASB, and EEO-1 reports at: https://www.thehartford.com/about-us/corporate-sustainability.
For further information, you may also contact our Investor Relations Department at the following address: The Hartford Financial Services Group, Inc., One Hartford Plaza, Hartford, CT 06155, or call (860) 547-2537.

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INFORMATION ABOUT THE MEETING
OTHER INFORMATION
As of the date of this proxy statement, the Board of Directors has no knowledge of any business that will be properly presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.
Present and former directors and present and former officers and other employees of the Company may solicit proxies by telephone, telegram or mail, or by meetings with shareholders or their representatives. The Company will reimburse brokers, banks or other custodians, nominees and fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners. The Company has engaged Morrow Sodali LLC to solicit proxies for the Annual Meeting for a fee of $13,000, plus the payment of Morrow’s out-of-pocket expenses. The Company will bear all expenses relating to the solicitation of proxies.
The proxy materials are available to you via the Internet. Shareholders who access the Company’s materials this way get the information they need electronically, which allows us to reduce printing and delivery costs and lessen adverse environmental impacts. The notice of Internet availability contains instructions as to how to access and review these materials. You may also refer to the notice for instructions regarding how to request paper copies of these materials.
We hereby incorporate by reference into this proxy statement “Item 10: Directors, Executive Officers and Corporate Governance of The Hartford” and “Item 12: Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
By order of the Board of Directors,
Terence Shields
Corporate Secretary
Dated: April 5, 2024
SHAREHOLDERS ARE URGED TO VOTE BY PROXY, WHETHER OR NOT THEY EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING. A SHAREHOLDER MAY REVOKE THEIR PROXY AND VOTE AT THE VIRTUAL ANNUAL MEETING (STREET HOLDERS MUST OBTAIN A LEGAL PROXY FROM THEIR BROKER, BANKER OR TRUSTEE TO VOTE AT THE VIRTUAL ANNUAL MEETING).

2024 Proxy Statement	83

APPENDIX A
APPENDIX A: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
The Hartford uses non-GAAP financial measures in this proxy statement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because The Hartford's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford's non-GAAP financial measures to those of other companies. Definitions and calculations of non-GAAP and other financial measures used in this proxy statement can be found below.

On January 1, 2023, the Company adopted FASB's LDTI guidance, which was applied on a modified retrospective basis as of January 1, 2021. Impacted prior periods in this document have been restated to reflect the adoption of LDTI where noted. For additional information refer to Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements and Schedules in the Company's most recent Annual Report on Form 10-K.
Core Earnings: The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs – These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.

In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.

Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. Below is a reconciliation of net income (loss) available to common stockholders to core earnings for the years ended Dec. 31, 2023, 2022, 2021 and 2020.

84	www.thehartford.com

APPENDIX A

($ in millions)	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020
Net income available to common stockholders(1)	$2,483	$1,798	$2,350	$1,716
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	152	626	(505)	18
Restructuring and other costs, before tax	6	13	1	104
Loss on extinguishment of debt, before tax	—	9	—	—
Integration and other non-recurring M&A costs before tax	8	21	58	51
Change in deferred gain on retroactive reinsurance, before tax	194	229	246	312
Income tax expense (benefit)(2)	(76)	(200)	34	(115)
Core Earnings(1)	$2,767	$2,496	$2,184	$2,086
(1) Adopting LDTI resulted in an after tax increase to net income and core earnings of $4 for 2022 and $6 for 2021.
(2) Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

Compensation Core Earnings: As discussed under “Annual Incentive Plan Awards” on page 46, at the beginning of each year, the Compensation Committee approves a definition of “Compensation Core Earnings,” a non-GAAP financial measure. Compensation Core Earnings is used to set AIP award targets and threshold levels below which no AIP award is earned. Below are the Compensation Committee’s 2023, 2022, 2021 and 2020 definitions of “Compensation Core Earnings” and reconciliations of core earnings to this non-GAAP financial measure.

($ in millions)	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020
Core Earnings as reported (1)	$2,767	$2,492	$2,178	$2,086
Adjusted for, after tax:
Income (losses) associated with the cumulative effect of accounting changes and accounting extraordinary items	—	—	—	—
Total catastrophe losses, including reinstatement premiums, state catastrophe fund assessments and terrorism losses, that are (below) or above the annual catastrophe budget	(13)	44	10	(319)
Prior accident year reserve development associated with asbestos and environmental reserves, net of reinsurance recoveries, included in core earnings	—	—	—	—
Entire amount of a (gain) or loss (or such percentage of a gain or loss as determined by the Compensation Committee) associated with any other unusual or non-recurring item, including but not limited to reserve development, litigation and regulatory settlement charges and/or prior/current year non-recurring tax benefits or charges	(17)	(24)	(4)	18
Total equity method earnings that are below or (above) the annual operating budget from the limited partnership that owns Talcott Resolution			19	(21)
Total Hartford Funds earnings that are below or (above) the annual operating budget	—	49	(40)	3
Compensation Core Earnings	$2,737	$2,561	$2,163	$1,767
(1) Core Earnings as reported in this table for 2022 and 2021 do not reflect impacts of the Company's adoption of FASB's LDTI guidance.

2024 Proxy Statement	85

APPENDIX A
Core Earnings Margin: The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. Below is a reconciliation of net income margin to core earnings margin for the year ended Dec. 31, 2023.

Year Ended Dec. 31, 2023
Net income margin	7.7%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses before tax	0.4%
Integration and other non-recurring M&A costs, before tax	0.1%
Income tax benefit	(0.1)%
Core earnings margin	8.1%

Core Earnings Return on Equity: The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of consolidated net income ROE to Consolidated Core earnings ROE is set forth below.

	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021
Net Income available to common stockholders ROE(1)	17.5%	11.7%	13.2%
Adjustments to reconcile net income ROE to core earnings ROE:
Net realized losses (gains), excluded from core earnings, before tax	1.1%	4.1%	(2.8)%
Restructuring and other costs, before tax	—%	0.1%	—%
Loss on extinguishment of debt, before tax	—%	0.1%	—%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.3%
Change in deferred gain on retroactive reinsurance, before tax	1.4%	1.5%	1.4%
Income tax expense (benefit) on items not included in core earnings	(0.5)%	(1.3)%	0.2%
Impact of AOCI, excluded from denominator of Core Earnings ROE	(3.8)%	(1.8)%	0.4%
Core earnings ROE(1)	15.8%	14.5%	12.7%
(1) Adopting LDTI resulted in Net Income available to common stockholders ROE increases of .1 in each of 2022 and 2021, as well as a core earnings ROE increase of .1 in 2022.

86	www.thehartford.com

APPENDIX A
Compensation Core ROE: As discussed under "Long-Term Incentive Awards" on page 49, Compensation Core ROE is used to set performance share targets and threshold levels below which there is no payout. The adjustments described in the left hand column of the table below constitute the Compensation Committee’s 2023 definition of “Compensation Core ROE.” A reconciliation of GAAP net income to Compensation Core ROE for the 2023 performance share awards will not be available until the end of the performance period in 2025. Reconciliations for each year covered by the 2021 performance share awards are provided in the table below, with any variations from the 2023 performance share award definition explained in the notes below the table.

	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022(1)	Year Ended Dec. 31, 2021(1)
Net income available to common shareholders as reported	$2,483	$1,794	$2,344
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains) excluded from core earnings, before tax	152	626	(505)
Restructuring and other costs, before tax	6	13	1
Loss on extinguishment of debt, before tax	—	9	—
Integration and other non-recurring M&A costs, before tax	8	21	58
Change in deferred gain on retroactive reinsurance, before tax	194	229	246
Income tax expense (benefit)	(76)	(200)	34
Loss (income) from discontinued operations, after tax	—	—	—
Core Earnings as reported	2,767	2,492	2,178
Adjusted for after tax:
Total catastrophe losses, including reinstatement premiums, state catastrophe fund assessments and terrorism losses that are (below) or above the catastrophe budget.(2)	2	48	14
Total equity method earnings from the limited partnership that owns Talcott Resolution that are below (above) the annual operating budget as set for each year in February 2021	13	13	21
Total Hartford Funds earnings that are below or (above) the annual operating budget as set for each year in February 2021	28	(1)	(40)
Core Earnings as adjusted	2,810	2,552	2,173
Prior year ending common stockholders' equity, excluding accumulated other comprehensive income (AOCI) as reported	17,183	17,337	17,052
Current year ending common stockholders' equity, excluding AOCI as reported	17,842	17,173	17,337
Average common stockholders' equity, excluding AOCI as reported	17,513	17,255	17,194
Compensation Core ROE	16.0%	14.8%	12.6%
Average of 2021, 2022 and 2023 Compensation Core ROE = 14.5%
(1)The amounts as reported in this table for 2022 and 2021 do not reflect impacts of the Company's adoption of FASB's LDTI guidance.
(2)The catastrophe budget for each year will be based on the multi-year outlook finalized in the first quarter of the year of grant.  The catastrophe budget will be adjusted only for changes in exposures between what is assumed in the multi-year outlook versus exposures as the book is actually constituted in each respective year.

2024 Proxy Statement	87

APPENDIX A
Underlying Combined Ratio: This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Below is a reconciliation of combined ratio to the underlying combined ratio for individual reporting segments for the year-ended December 31, 2023.

	Commercial Lines	Personal Lines
Combined Ratio	89.6	107.5
Impact of current accident year catastrophes and PYD on combined ratio	(1.8)	(8.2)
Underlying Combined Ratio	87.8	99.3

Core earnings per diluted share: This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. Below is a reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share for the year-ended December 31, 2023.

Year Ended
Dec. 31, 2023
Net Income available to common stockholders per diluted share	$7.97
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.49
Restructuring and other costs, before tax	0.02
Loss on extinguishment of debt, before tax	—
Integration and other non-recurring M&A costs, before tax	0.03
Change in deferred gain on retroactive reinsurance, before tax	0.62
Income tax expense (benefit) on items excluded from core earnings	(0.25)
Core earnings per diluted share	$8.88

88	www.thehartford.com

APPENDIX B: AMENDMENT TO CERTIFICATE OF INCORPORATION
ARTICLE SIXTH

To the fullest extent permitted by applicable law as then in effect, no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law (DGCL) as the same exists or may hereafter be amended. Any repeal or modification of Section 102(b)(7) of the DGCL or of this ARTICLE SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. For purposes of this ARTICLE SIXTH, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL as the same exists or may hereafter be amended.

2024 Proxy Statement	89

THE HARTFORD

The Hartford Financial Services Group, Inc.

2024 Annual Meeting of Shareholders

May 15, 2024 at 12:30 P.M.

Our Annual Meeting can be accessed virtually* at:

www.virtualshareholdermeeting.com/HIG2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Notice of 2024 Annual Meeting of Shareholders, Proxy Statement and 2023 Annual Report are available at www.proxyvote.com.

V42269-P06295-Z87021

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Annual Meeting of Shareholders
May 15, 2024 12:30 P.M.
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Donald C. Hunt, Executive Vice President and General Counsel, and Terence Shields, Corporate Secretary, and each of them, as proxies of the undersigned, each with power to appoint their substitute, and hereby authorizes each or any of them to vote, as designated on the reverse side of this proxy, all shares of common stock of The Hartford Financial Services Group, Inc. (the "Company") held of record, and all shares held in the Company's Dividend Reinvestment and Cash Payment Plan, the Hartford Investment and Savings Plan ("ISP") and the Hartford Deferred Restricted Stock Unit Plan ("Stock Unit Plan"), which the undersigned is entitled to vote if personally present at the virtual Annual Meeting of Shareholders of the Company at 12:30 P.M. E.D.T. at www.virtualshareholdermeeting.com/HIG2024, and at any adjournments or postponements thereof, and confers discretionary authority upon each such proxy to vote upon any other matter properly brought before the meeting.

If you own additional shares of common stock in a "street name" capacity (i.e. through a broker, nominee or some other agency that holds common stock for your account), including shares held in the Company's Employee Stock Purchase Plan, those shares are represented by a separate proxy provided by your broker or other nominee.

Shares of common stock for the accounts of Company employees who participate in the ISP and the Stock Unit Plan are held of record and are voted by the respective trustees of these plans. This card provides instructions to plan trustees for voting plan shares. To allow sufficient time for the trustees to tabulate the vote of plan shares, you must vote by telephone or online or return this proxy so that it is received by 5:00 p.m. E.D.T. on May 13, 2024.

Please specify your choices by marking the appropriate boxes on the reverse side of this Proxy. The shares represented by this Proxy will be voted as you designate on the reverse side. **IF NO DESIGNATION IS MADE, THE SHARES WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS: "FOR" THE ELECTION OF DIRECTOR NOMINEES NAMED IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4. Please sign, date, and return this Proxy, or vote by telephone or through the Internet.**

Continued and to be signed on reverse side

THE HARTFORD
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ONE HARTFORD PLAZA
MAILSTOP# H0-1-09 HARTFORD PLAZA
HARTFORD, CT 06155

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 14, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HIG2024**

You may attend the meeting via the Internet and vote during the meeting. Have your 16-digit control number to access the above meeting web site and follow the instructions.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 14, 2024. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V42268-P06295-Z87021

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

The Board of Directors recommends you vote "FOR" all nominees for election as directors:

1. Election of Directors	For	Against	Abstain
1a. Larry D. De Shon	☐	☐	☐
1b. Carlos Dominguez	☐	☐	☐
1c. Trevor Fetter	☐	☐	☐
1d. Donna James	☐	☐	☐
1e. Edmund Reese	☐	☐	☐
1f. Teresa W. Roseborough	☐	☐	☐
1g. Virginia P. Ruesterholz	☐	☐	☐
1h. Christopher J. Swift	☐	☐	☐
1i. Matthew E. Winter	☐	☐	☐
1j. Greig Woodring	☐	☐	☐

The Board of Directors recommends you vote "FOR" proposals 2, 3 and 4:	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024	☐	☐	☐
3. Management proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement	☐	☐	☐
4. Management proposal to amend the Company's Restated Certificate of Incorporation to limit the liability of certain officers of the Company, as permitted by recent amendments to Delaware law	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date